                                                                                          Registration No. 33-17850
                                                                                                  File No. 811-5360

                                        SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549

                                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933                                                                                                     [X]

Pre-Effective Amendment No. _____                                                                             [   ]

Post-Effective Amendment No. 29                                                                                 [X]

                                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                                                                     [X]

Amendment No. 25                                                                                                [X]

                                        OPPENHEIMER MAIN STREET FUNDS, INC.
                                     (Formerly named: MAIN STREET FUNDS, INC.)
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                                (Exact Name of Registrant as Specified in Charter)

                                  6803 South Tucson Way, Englewood, Colorado 80112
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                                (Address of Principal Executive Offices) (Zip Code)

                                                   303-768-3200
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                               (Registrant's Telephone Number, including Area Code)

                                               Robert G. Zack, Esq.
                                              OppenheimerFunds, Inc.
                                   498 Seventh Avenue, New York, New York 10018
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                                      (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[   ]    Immediately upon filing pursuant to paragraph (b)
[X]      On October 23, 2002, pursuant to paragraph (b)
[   ]    60 days after filing pursuant to paragraph (a)(1)
[   ]    On _____________ pursuant to paragraph (a)(1)
[   ]    75 days after filing pursuant to paragraph (a)(2)
[   ]    On _______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[  ]     This  post-effective  amendment  designates a new  effective  date for a previously  filed  post-effective amendment.

Oppenheimer
Main Street(R)Growth & Income Fund
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Prospectus dated October 23, 2002

                                                             Oppenheimer Main Street(R)Growth & Income Fund is a
                                                             mutual fund that seeks a high total return.  It
                                                             currently invests mainly in common stocks.

                                                             This Prospectus contains important information about
                                                             the Fund's objective, its investment policies,
                                                             strategies and risks.  It also contains important
                                                             information about how to buy and sell shares of the
                                                             Fund and other account features.  Please read this
                                                             Prospectus carefully before you invest and keep it for
                                                             future reference about your account.

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the Fund's
securities nor has it determined that this Prospectus is
accurate or complete.  It is a criminal offense to
represent otherwise.

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                                                                       (logo) OppenheimerFunds
                                                                       The Right Way to Invest

CONTENTS

                           A B O U T  T H E  F U N D

                           The Fund's Investment Objective and Strategies

                           Main Risks of Investing in the Fund

                           The Fund's Past Performance

                           Fees and Expenses of the Fund

                           About the Fund's Investments

                           How the Fund is Managed

                           A B O U T  Y O U R  A C C O U N T

                           How to Buy Shares
                           Class A Shares
                           Class B Shares
                           Class C Shares
                           Class N Shares
                           Class Y Shares

                           Special Investor Services
                           AccountLink
                           PhoneLink
                           OppenheimerFunds Internet Website
                           Automatic Withdrawal and Exchange Plans
                           Reinvestment Privilege
                           Retirement Plans

                           How to Sell Shares

                           By Wire
                           By Mail
                           By Telephone

                           How to Exchange Shares

                           Shareholder Account Rules and Policies

                           Dividends, Capital Gains and Taxes

                           Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks a high total return.

WHAT DOES THE FUND INVEST IN?  The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers.  It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL?  In selecting securities for purchase or sale by the Fund, the Fund's portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment.  While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently involves the use of:

     o   Multi-factor  quantitative  models:  These include a group of "top-down"  models that analyze data such as relative  valuations,  relative price trends,  interest rates and the shape of the yield curve. These help direct  portfolio  emphasis by market  capitalization  (small,  mid, or large),  industries,  and value or growth  styles.  A group of "bottom  up" models  helps to rank  stocks in a universe  typically  including
         3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

     o   Fundamental research: The portfolio managers use internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
     o   Judgment:  The portfolio is then continuously rebalanced by the portfolio managers, using the tools described above.

WHO IS THE FUND DESIGNED FOR?  The Fund is designed primarily for investors seeking total return in their investment over the long term, with the opportunity for some current income.  Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a moderately aggressive fund focusing mainly on stock investments.  Since the Fund's income level will fluctuate and will likely be small, it is not designed for investors needing an assured level of current income.  Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment.  The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree.  The Fund's investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's investment
Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective.

RISKS OF INVESTING IN STOCKS.  Stocks fluctuate in price, and their short-term volatility at times may be great.
Because the Fund currently invests a substantial portion of its assets in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.

         A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Fund currently focuses its stock investments in U.S. issuers, it will be primarily affected by changes in U.S. stock markets.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.  The Fund currently invests primarily in securities of large companies, but can also buy securities of small and medium-size companies, which may have more volatile prices than stocks of large companies.

         At times, the Manager may increase the Fund's emphasis of its investments in a particular industry compared to the weighting of that industry in the S&P 500 Index which the Fund uses as a performance benchmark.
To the extent that the Fund increases its emphasis on stocks in a particular industry, its share values may fluctuate in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and the prices of its shares.
Particular investments and investment strategies also have risks.  These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.
There is no assurance that the Fund will achieve its investment objective.

         In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down. While fixed-income securities have their own risks, and are not currently emphasized by the Fund, they have the potential to help cushion the Fund's total return from changes in stock prices.  In the OppenheimerFunds spectrum, the Fund is generally more conservative than aggressive growth stock funds, but may be more volatile than investment grade bond funds.

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An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
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The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class A shares) for the last ten calendar years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to those of a broad-based market index.  The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or
local taxes.  The after-tax returns for the other classes of shares will vary.   In certain cases, the figure
representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax.  The Fund's past investment performance both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges

                                       -----------------------------------------------------------------------------

                                                                    For the period from 1/1/02 through 9/30/02,
the cumulative return (not annualized) before             1 Year             5 Years        10 Years (or Life of
taxes for Class A shares was -22.89%.  During the                                           Class, if Less)
period shown in the bar chart, the highest return
(not annualized) before taxes for a calendar
quarter was 27.05% (4th QTR `92) and the lowest
return (not annualized) before taxes for a
calendar quarter was -11.49% (3rd QTR `01).

Average Annual Total
Returns for the periods
Ended December 31, 2001

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  ----------------------------------------------- -------------------- ---------------------- ---------------------

  Class A Shares (inception 2/3/88)
  Return before taxes                                   -15.61%                7.60%                 14.32%
  Return after taxes on distributions                   -15.70%                6.06%                 12.15%
  Return after taxes on distributions and sale
  of fund shares                                        -9.48%                 5.97%                 11.37%

  ----------------------------------------------- -------------------- ---------------------- ---------------------
  ----------------------------------------------- -------------------- ---------------------- ---------------------

  S&P 500 Index (reflects no deductions for             -11.88%               10.70%                12.93%1
  fees, expenses or taxes)

  ----------------------------------------------- -------------------- ---------------------- ---------------------
  ----------------------------------------------- -------------------- ---------------------- ---------------------

  Class B Shares (inception 10/3/94)                    -15.56%                7.76%                 11.35%

  ----------------------------------------------- -------------------- ---------------------- ---------------------
  ----------------------------------------------- -------------------- ---------------------- ---------------------

  Class C Shares (inception 12/1/93)                    -12.01%                8.06%                 10.53%

  ----------------------------------------------- -------------------- ---------------------- ---------------------
  ----------------------------------------------- -------------------- ---------------------- ---------------------

  Class N Shares (inception 3/1/01)                      N/A2                   N/A                   N/A

  ----------------------------------------------- -------------------- ---------------------- ---------------------
  ----------------------------------------------- -------------------- ---------------------- ---------------------

  Class Y Shares (inception 11/1/96)                    -10.29%                9.11%                 9.69%

  ----------------------------------------------- -------------------- ---------------------- ---------------------

1 From 12/31/91.
2  Because this is a new class of shares, return data for the period specified is not available.
The Fund's average annual total returns in the table include the applicable sales charges: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charges of
5% (1-year), 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period.
Because Class B shares convert to Class A shares 72 months after purchase, Class B "life-of-class" performance does not include the contingent deferred sales charge and uses Class A performance for the period after conversion. There is no sales charge on Class Y shares. The Fund's returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance of the Fund's Class A shares is compared to the S&P 500 Index, an unmanaged index of equity securities.  Index performance reflects the reinvestment of income but does not consider the effects of transaction costs, fees, expenses or taxes. The Fund may have investments that vary from those in the index.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services.  Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.  All shareholders therefore pay those expenses indirectly.  Shareholders pay other expenses directly, such as sales charges and account transaction charges.  The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund.  The numbers below are based on the Fund's expenses during its fiscal year ended August 31, 2002.

Shareholder Fees (charges paid directly from your investment):

-------------------------------------- ------------- ---------------- -------------- -------------- ---------------

                                         Class A     Class B Shares      Class C        Class N     Class Y Shares
                                          Shares                         Shares         Shares

-------------------------------------- ------------- ---------------- -------------- -------------- ---------------
-------------------------------------- ------------- ---------------- -------------- -------------- ---------------

Maximum Sales Charge (Load) on
purchases                                 5.75%           None            None           None            None
(as % of offering price)

-------------------------------------- ------------- ---------------- -------------- -------------- ---------------
-------------------------------------- ------------- ---------------- -------------- -------------- ---------------

Maximum Deferred Sales Charge (Load)
(as % of the lower of the original
offering price or redemption              None1            5%2             1%3            1%4            None
proceeds)

-------------------------------------- ------------- ---------------- -------------- -------------- ---------------

1.       A  contingent  deferred  sales  charge  may apply to  redemptions  of  investments  of $1  million or more
     ($500,000 for certain  retirement  plan accounts) of Class A shares.  See "How Can You Buy Class A Shares" for details.
2.       Applies to redemptions in first year after purchase.  The contingent  deferred sales charge declines to 1%
     in the sixth year and is eliminated after that.
3.       Applies to shares redeemed within 12 months of purchase.
4.       A contingent  deferred  sales charge  applies to shares  redeemed  within 18 months of  retirement  plan's first purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------- ------------- ---------------- -------------- -------------- ---------------

                                          Class A     Class B Shares      Class C        Class N     Class Y Shares
                                           Shares                         Shares         Shares

--------------------------------------- ------------- ---------------- -------------- -------------- ---------------
--------------------------------------- ------------- ---------------- -------------- -------------- ---------------

Management Fees                            0.46%           0.46%           0.46%          0.46%          0.46%

--------------------------------------- ------------- ---------------- -------------- -------------- ---------------
--------------------------------------- ------------- ---------------- -------------- -------------- ---------------

Distribution and/or Service (12b-1)
Fees                                       0.24%           1.00%           1.00%          0.50%           N/A

--------------------------------------- ------------- ---------------- -------------- -------------- ---------------
--------------------------------------- ------------- ---------------- -------------- -------------- ---------------

Other Expenses                             0.29%           0.29%           0.29%          0.28%          0.46%

--------------------------------------- ------------- ---------------- -------------- -------------- ---------------
--------------------------------------- ------------- ---------------- -------------- -------------- ---------------

Total Annual Operating Expenses
                                           0.99%           1.75%           1.75%          1.24%          0.92%

--------------------------------------- ------------- ---------------- -------------- -------------- ---------------

Expenses may vary in future years.  "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays.  The Transfer Agent has voluntarily undertaken to the Fund to limit the transfer agent fees to 0.25% of average daily net assets per fiscal year for Class Y shares and 0.35% of average daily net assets per fiscal year for all other classes.  That undertaking was effective on January 1, 2001 for
Class Y shares and on October 1, 2001 for all other classes of shares. The undertaking was pro-rated for the remainder of the fiscal year ending after that date, and may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" and "Total Annual Operating Expenses" as percentages of average daily net assets were 0.32% and 0.78%, respectively, for Class Y shares.  For the Fund's fiscal year ended August 31, 2002, the transfer agent fees did not exceed the expense limitation described above for the other classes of shares.
Effective November 1, 2002, the transfer agent will limit its fees to 0.35% of average daily net assets per fiscal year for Class Y shares.  Had that reduced waiver been in effect during the past fiscal year for Class Y shares, the actual "Other Expenses" and "Total Annual Operating Expenses" as percentages of daily net assets would have been 0.42% and 0.88%, respectively.

EXAMPLES.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in a class of shares of the
Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

If shares are redeemed:                        1 Year              3 Years             5 Years           10 Years

---------------------------------------- -------------------- ------------------- ------------------ -----------------

Class A Shares                                  $670                 $872              $1,091             $1,718

---------------------------------------- -------------------- ------------------- ------------------ -----------------

Class B Shares                                  $678                 $851              $1,149             $1,6771

---------------------------------------- -------------------- ------------------- ------------------ -----------------

Class C Shares                                  $278                 $551               $ 949             $2,062

---------------------------------------- -------------------- ------------------- ------------------ -----------------

Class N Shares                                  $226                 $393               $ 681             $1,500

---------------------------------------- -------------------- ------------------- ------------------ -----------------

Class Y Shares                                  $ 94                 $293               $ 509             $1,131

---------------------------------------- -------------------- ------------------- ------------------ -----------------

If shares are not redeemed:                    1 Year              3 Years             5 Years           10 Years

---------------------------------------- -------------------- ------------------- ------------------ -----------------

Class A Shares                                  $670                 $872              $1,091             $1,718

---------------------------------------- -------------------- ------------------- ------------------ -----------------

Class B Shares                                  $178                 $551               $ 949             $1,6771

---------------------------------------- -------------------- ------------------- ------------------ -----------------

Class C Shares                                  $178                 $551               $ 949             $2,062

---------------------------------------- -------------------- ------------------- ------------------ -----------------
---------------------------------------- -------------------- ------------------- ------------------ -----------------

Class N Shares                                  $126                 $393               $ 681             $1,500

---------------------------------------- -------------------- ------------------- ------------------ -----------------
---------------------------------------- -------------------- ------------------- ------------------ -----------------

Class Y Shares                                  $ 94                 $293               $ 509             $1,131

---------------------------------------- -------------------- ------------------- ------------------ -----------------

In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.
1.   Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES.  The allocation of the Fund's portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different types of investments described below.  The Statement of Additional
Information contains more detailed information about the Fund's investment policies and risks.

         The Manager tries to reduce risks by carefully researching securities before they are purchased.  The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company.  Also, the Fund does not concentrate 25% or more of its investments in any one industry. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.  Additionally, the income the securities pay can change at any time.

Stock Investments.  The Fund currently invests mainly in common stocks.  The Fund currently focuses on securities of issuers that have large capitalizations.  Historically their stock prices have tended to be less volatile than securities of smaller issuers.  However, the Fund can buy stocks of issuers in all capitalization ranges. "Capitalization" refers to the market value of all of the issuers' outstanding common stock.

Portfolio Turnover.  A change in the securities held by the Fund is known as "portfolio turnover."  The Fund can engage in active and frequent trading to try to achieve its objective, and may have a high portfolio turnover rate (for example, over 100%).  Increased portfolio turnover creates higher brokerage and transaction costs for the Fund.  If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions.  The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rate during prior fiscal years.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.  Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares.  The Fund's investment objective is a fundamental policy.  Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.  An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES.  To seek its objective, the Fund can also use the investment techniques and strategies described below.  The Fund might not always use all of them.  These techniques have risks, although some are designed to help reduce overall investment or market risks.

Debt Securities.  The mix of equities and debt securities in the Fund's portfolio will vary over time depending on the Manager's judgment about market and economic conditions.  The Fund's investments in debt securities can include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and foreign and domestic corporate bonds, notes and debentures. They may be selected for their income possibilities, for liquidity and to help cushion fluctuations in the Fund's net asset values.

         The debt securities the Fund buys may be rated by nationally recognized rating organizations such as
         Moody's Investors Service, Inc. or Standard & Poor's Rating Service or they may be unrated securities assigned a comparable rating by the Manager.

o        Interest Rate Risks.  The values of debt securities are subject to change when prevailing interest rates change.  When interest rates fall, the value of already-issued debt securities generally rise.  When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.  The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

o        Credit Risks.  Debt securities are subject to credit risks.  Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due.  If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares may fall.

o        Special Credit Risks of Lower-Grade Securities. The Fund can invest up to 25% of its total assets in
         "lower-grade" securities commonly known as "junk bonds."  These are securities rated below "Baa" by
         Moody's Investors Service, Inc. or "BBB" by Standard & Poors Ratings Service or having similar ratings by other ratings organizations, or if unrated, assigned a comparable rating by the Manager. However, the
         Fund currently does not intend to invest more than 10% of its assets in lower-grade securities and cannot invest more than 10% of its total assets in lower-grade securities that are not convertible.

         Debt securities below investment grade, whether rated or unrated, have greater risks than investment-grade securities.  There may be less of a market for them and therefore they may be harder to sell at an acceptable price.  There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal when due.  These risks mean that the
         Fund's net asset value per share could be affected by declines in value of these securities.

Risks of Foreign Investing.  The Fund can buy securities of companies or governments in any country, developed or underdeveloped. While there is no limit on the amount of the Fund's assets that may be invested in foreign securities, the Manager does not currently plan to invest significant amounts of the Fund's assets in foreign securities. While foreign securities offer special investment opportunities, there are also special risks, such as the effects of a change in value of a foreign currency against the U.S.
         dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency.

Other Equity Securities.  Equity securities include common stocks, as well as "equity equivalents" such as preferred stocks and securities convertible into common stock.  Preferred stock has a set dividend rate and ranks after bonds and before common stocks in its claim for dividends and on assets if the issuer is liquidated or becomes bankrupt.  The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of debt securities.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10%
         of its net assets in illiquid or restricted securities (the Board can increase that limit to 15%).
         Certain restricted securities that are eligible for resale to qualified institutional purchasers are not subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative" investments.
         The Fund currently does not use derivatives to a significant degree and is not required to use them in seeking its objective.

         Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share prices could fall.  Certain derivative investments held by the Fund might be illiquid.

     o   Hedging.  The Fund can buy and sell futures contracts, put and call options, forward contracts and options on futures and securities indices. These are all referred to as "hedging instruments."  Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

         There are also special risks in particular hedging strategies.  Options trading involves the payment of premiums and can increase portfolio turnover.  If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.

Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its total assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. Generally, they would be money market instruments, U.S.
         government securities, highly-rated commercial paper, or repurchase agreements. The Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it may not achieve its investment objective.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Fund's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the
Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has been an investment advisor since January 1960.  The Manager and its subsidiaries and controlled affiliates managed more than $120 billion in assets as of September 30, 2002 including other
Oppenheimer funds, with more than 7 million shareholder accounts.  The Manager is located at 498 Seventh Avenue,
New York, New York 10018.

Portfolio Managers.  The portfolio managers of the Fund are Charles Albers and Nikolaos Monoyios.   Mr. Albers is
         a Vice President of the Fund, Senior Vice President of the Manager, and an officer and portfolio manager of other Oppenheimer funds.  Mr. Monoyios is a Vice President of the Fund and of the Manager and an
         officer and portfolio manager of other Oppenheimer funds.  Prior to joining the Manager in 1998, they were portfolio managers at Guardian Investor Services, the investment management subsidiary of The
         Guardian Life Insurance Company.

Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million, and 0.45% of average annual net assets in excess of $500 million.  The Fund's management fee for the period ended August 31,
         2002 was 0.46% of average annual net assets for each class of shares.

ABOUT your account

How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The
Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217.
         If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o        Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at
         1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o        Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.
o        Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
         Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25 (effective November 1, 2002, the additional purchase amount is
$50). There are reduced minimum investments under special investment plans.
o        With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. The minimum additional investment in any such plan accounts established on or after November 1, 2002 is $50. The minimum additional investment to such plan accounts that were established prior to November 1, 2002 will remain $25. To establish a new
         Asset Builder Plan account on or after November 1, 2002, you must first invest at least $500.
o        Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started as an Asset Builder Plan, the $25 minimum applies. Additional purchases may be for as little as $25. To establish any type of IRA account on or after November 1, 2002, the minimum investment is $500. The minimum additional investment to any type of
         IRA account after November 1, 2002 is $50.
o        The minimum investment requirement does not apply to reinvesting dividends from the Fund or other
         Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask
         your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York
         Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a
         "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

         The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the
         Fund's Board of Directors has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.  Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the
         Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

         If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of Directors has authorized the
         Manager, subject to the Board's review, to ascertain a fair value for such security.  A security's valuation may differ depending on the method used for determining value.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day.
         If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of
         The New York Stock Exchange and transmit it to the Distributor so that it is received before the
         Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor.  Otherwise, the order will receive the next offering price that is determined.

-------------------------------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
-------------------------------------------------------------------------------------------------------------------

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Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
         Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C
         Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

         The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than
         Class B and Class C shares.

     o   Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares.
         That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

         And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the
         Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o        Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class
         B, Class C  and Class N shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

         Additionally, the dividends payable to Class B, Class C  and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the
         Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional
         Information. Share certificates are only available for Class A shares. If you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B,
         Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
         Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

         The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

  ------------------------------------ ------------------------ ------------------------- -------------------------

  Amount of Purchase                   Front-End Sales          Front-End Sales           Concession As
                                       Charge As a              Charge As a
                                       Percentage of            Percentage of Net         Percentage of
                                       Offering Price           Amount Invested           Offering Price

  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------

  Less than $25,000                             5.75%                    6.10%                     4.75%

  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------

  $25,000 or more but less than                 5.50%                    5.82%                     4.75%
  $50,000

  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------

  $50,000 or more but less than                 4.75%                    4.99%                     4.00%
  $100,000

  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------

  $100,000 or more but less than                3.75%                    3.90%                     3.00%
  $250,000

  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------

  $250,000 or more but less than                2.50%                    2.56%                     2.00%
  $500,000

  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------

  $500,000 or more but less than $1             2.00%                    2.04%                     1.60%
  million

  ------------------------------------ ------------------------ ------------------------- -------------------------

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges"
         in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001
         ("grandfathered retirement accounts"). Retirement plans are not permitted to make initial purchases of
         Class A shares subject to a contingent deferred sales charge. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

         If you redeem any of those shares within an 18-month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to
         1.0% of the lesser of:
o        the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o        the original net asset value of the redeemed shares.

         The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the
         Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor.
         The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of Additional Information. There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

----------------------------------------------------------- --------------------------------------------------------

Years Since Beginning of Month in Which Purchase Order      Contingent Deferred Sales Charge on Redemptions in
was Accepted                                                That Year
                                                            (As % of Amount Subject to Charge)

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

0 - 1                                                       5.0%

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

1 - 2                                                       4.0%

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

2 - 3                                                       3.0%

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

3 - 4                                                       3.0%

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

4 - 5                                                       2.0%

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

5 - 6                                                       1.0%

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

More than 6                                                 None

----------------------------------------------------------- --------------------------------------------------------

In the table, a "year" is a 12-month period.  In applying the contingent  deferred sales charge,  all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B
         Conversion" in the Statement of Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and
403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

         A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o        The group retirement plan is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o        With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. Individual investors cannot buy
Class Y shares directly.

         An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the
         Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a
         Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and
         Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25%
         on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B,
         Class C and Class N plans.

         The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase
         Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

         The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.  See the Statement of
         Additional Information for exceptions.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. See the Statement of Additional
         Information for exceptions.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.0% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares. See the
         Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
      o  transmit funds electronically to purchase shares by telephone (through a service representative or by
         PhoneLink) or automatically under Asset Builder Plans, or
      o  have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

         You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent.
AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares,"
         below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE.  If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.
         Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the
Transfer Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
     o   You wish to redeem more than $100,000 and receive a check
     o   The redemption check is not payable to all shareholders listed on the account statement
     o   The redemption check is not sent to the address of record on your account statement
     o   Shares are being transferred to a Fund account with a different owner or name
     o   Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o        a U.S. bank, trust company, credit union or savings association,
o        a foreign bank that has a U.S. correspondent bank,
o        a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o        a U.S. national securities exchange, a registered securities association or a clearing agency.
         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
     o   Your name
     o   The Fund's name
     o   Your Fund account number (from your account statement)
     o   The dollar amount or number of shares to be redeemed
     o   Any special payment instructions
     o   Any share certificates for the shares you are selling
     o   The signatures of all registered owners exactly as the account is registered, and
     o   Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for                                Send courier or express mail
Requests by mail:                                            requests to:
OppenheimerFunds Services                                    OppenheimerFunds Services
P.O. Box 5270                                                10200 E. Girard Avenue, Building D
Denver, Colorado 80217                                       Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
     o   To redeem shares through a service representative or automatically on PhoneLink, call 1.800.225.5677.
         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

         If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH your DEALER?  The  Distributor  has made  arrangements  to repurchase  Fund shares from dealers and brokers on behalf of their  customers.  Brokers or dealers may charge for that service.  If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B,
Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

         A  contingent  deferred  sales  charge will be based on the lesser of the net asset value of the  redeemed shares at the time of  redemption  or the  original  net asset value.  A  contingent  deferred  sales charge is not imposed on:
o        the amount of your account value  represented by an increase in net asset value over the initial  purchase price,
o        shares purchased by the reinvestment of dividends or capital gains distributions, or
o        shares  redeemed in the special  circumstances  described  in Appendix C to the  Statement  of  Additional
         Information.
         To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
     1.  shares acquired by reinvestment of dividends and capital gains distributions,
     2.  shares held for the holding period that applies to the class, and
     3.  shares held the longest during the holding period.

         Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
     o   Shares of the fund selected for exchange must be available for sale in your state of residence.
     o   The prospectuses of both funds must offer the exchange privilege.
     o   You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
     o   You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
     o   Before exchanging into a fund, you must obtain and read its prospectus.
         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other
Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions.  For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of
Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account.
         Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.
Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink for automated exchanges by calling 1.800.225.5677. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o        Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by the same day exchange.
o        The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.
     o   The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
     o   If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
There is a $12 annual fee charged on any account valued at less than $500. See the Statement of Additional
         Information for circumstances when this fee will not be charged.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National
         Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by
         Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the
         Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares"
         for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

         If you want to receive multiple copies of these materials, you may call the Transfer Agent at
         1.800.225.5677. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis and to pay them to shareholders in December on a date selected by the Board of Directors.
Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for Class
B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.
It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

         Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the
Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the
Statement of Additional Information, which is available on request.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED AUGUST 31,                    2002         2001         2000          1999          1998
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period               $ 32.15      $ 45.41      $ 42.89       $ 32.32       $ 33.87
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .16          .14          .21           .19           .29
Net realized and unrealized gain (loss)              (4.29)      (11.18)        6.79         12.03           .99
                                                    --------------------------------------------------------------
Total from investment operations                     (4.13)      (11.04)        7.00         12.22          1.28
                                                    --------------------------------------------------------------
Dividends and/or distributions to shareholders:

Dividends from net investment income                  (.07)        (.12)          --          (.15)         (.33)
Distributions from net realized gain                  (.05)       (2.10)       (4.48)        (1.50)        (2.50)
                                                    --------------------------------------------------------------

Total dividends and/or distributions
to shareholders                                       (.12)       (2.22)       (4.48)        (1.65)        (2.83)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.90       $32.15       $45.41        $42.89        $32.32
                                                    ==============================================================
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                 (12.90)%     (24.85)%      17.74%        38.62%         3.68%

------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)        $6,443,983   $7,320,747   $9,264,943    $7,723,607    $4,932,817
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $7,203,226   $7,954,409   $8,428,173    $6,721,568    $5,184,111
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                 0.52%        0.47%        0.54%         0.50%         0.83%
Expenses                                              0.99%        0.86%        0.90%         0.91%         0.90%(3)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 78%          76%          73%           72%           81%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOUMPANYING NOTES TO FINANCIAL STATMENTS.

29 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continuted
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED AUGUST 31,                    2002         2001         2000          1999          1998
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period                $31.34       $44.50       $42.42        $32.07        $33.66
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          (.20)        (.13)        (.08)         (.08)          .04
Net realized and unrealized gain (loss)              (4.05)      (10.93)        6.64         11.93           .96
                                                    --------------------------------------------------------------
Total from investment operations                     (4.25)      (11.06)        6.56         11.85          1.00
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --           --           --            --          (.09)
Distributions from net realized gain                  (.05)       (2.10)       (4.48)        (1.50)        (2.50)
                                                    --------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                          (.05)       (2.10)       (4.48)        (1.50)        (2.59)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.04       $31.34       $44.50        $42.42        $32.07
                                                    ==============================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                 (13.58)%     (25.39)%      16.84%        37.62%         2.86%

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)        $3,510,800   $5,404,510   $8,367,040    $7,072,718    $4,168,498
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $4,607,653   $6,630,335   $7,628,232    $5,930,303    $4,122,775
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                         (0.25)%      (0.29)%      (0.22)%       (0.26)%        0.06%
Expenses                                              1.75%        1.61%        1.66%         1.66%         1.66%(3)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 78%          76%          73%           72%           81%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

CLASS C      YEAR ENDED AUGUST 31,                    2002         2001         2000          1999          1998
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period                $31.33       $44.50       $42.41        $32.07        $33.64
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          (.11)        (.11)        (.08)         (.09)          .03
Net realized and unrealized gain (loss)              (4.14)      (10.96)        6.65         11.93           .98
                                                    --------------------------------------------------------------
Total from investment operations                     (4.25)      (11.07)        6.57         11.84          1.01
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --           --           --            --          (.08)
Distributions from net realized gain                  (.05)       (2.10)       (4.48)        (1.50)        (2.50)
                                                    --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.05)       (2.10)       (4.48)        (1.50)        (2.58)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.03       $31.33       $44.50        $42.41        $32.07
                                                    ==============================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                 (13.58)%     (25.42)%      16.87%        37.59%         2.91%
------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)        $1,198,517   $1,562,452   $2,213,568    $1,850,787    $1,144,692
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $1,432,566   $1,825,540   $2,004,263    $1,583,189    $1,184,355
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                         (0.24)%      (0.29)%      (0.23)%       (0.25)%        0.07%
Expenses                                              1.75%        1.61%        1.67%         1.66%         1.65%(3)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 78%          76%          73%           72%           81%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

31 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N      YEAR ENDED AUGUST 31,                          2002        2001(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                      $ 32.09    $34.36
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .12       .02
Net realized and unrealized loss                            (4.31)    (2.29)
--------------------------------------------------------------------------------
Total from investment operations                            (4.19)    (2.27)
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.13)       --
Distributions from net realized gain                         (.05)       --
--------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders         (.18)       --
--------------------------------------------------------------------------------
Net asset value, end of period                             $27.72    $32.09
                                                          ======================
--------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                        (13.15)%   (6.61)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                  $43,464    $7,641
--------------------------------------------------------------------------------
Average net assets (in thousands)                         $28,141    $2,672
--------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        0.28%     0.36%
Expenses                                                     1.24%     1.16%
--------------------------------------------------------------------------------
Portfolio turnover rate                                        78%       76%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

CLASS Y       YEAR ENDED AUGUST 31,                    2002         2001         2000          1999          1998
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

 Net asset value, beginning of period               $32.28       $45.64       $43.00        $32.38        $33.94
------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .19          .17          .24           .24           .38
 Net realized and unrealized gain (loss)             (4.28)      (11.22)        6.88         12.07           .97
                                                    --------------------------------------------------------------
 Total from investment operations                    (4.09)      (11.05)        7.12         12.31          1.35
------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.12)        (.21)          --          (.19)         (.41)
 Distributions from net realized gain                 (.05)       (2.10)       (4.48)        (1.50)        (2.50)
                                                    --------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.17)       (2.31)       (4.48)        (1.69)        (2.91)
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $28.02       $32.28       $45.64        $43.00        $32.38
                                                    ==============================================================

------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                (12.74)%     (24.76)%      18.00%        38.84%         3.88%

------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)         $225,298     $225,475     $260,289      $148,397       $53,063
------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $227,835     $239,222     $205,586      $ 99,155       $36,554
------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                0.74%        0.60%        0.77%         0.63%         1.02%
 Expenses                                             0.92%        0.79%(3)     0.66%         0.77%         0.67%(4)
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver
 of transfer agent fees                               0.78%        0.73%        0.66%         0.77%         0.67%
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                78%          76%          73%           72%           81%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

INFORMATION AND SERVICES

For More Information on Oppenheimer Main Street(R)Growth & Income Fund.
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------- ---------------------------------------------------------------------

By Telephone:                               Call OppenheimerFunds Services toll-free:
                                            1.800.CALL.OPP (225.5677)

------------------------------------------- ---------------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------------

By Mail:                                    Write to:
                                            OppenheimerFunds Services
                                            P.O. Box 5270
                                            Denver, Colorado 80217-5270

------------------------------------------- ---------------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------------

On the Internet:                            You can send us a request by e-mail or read or down-load documents on the OppenheimerFunds website: WWW.OPPENHEIMERFUNDS.COM
                                                                             ------------------------

------------------------------------------- ---------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the
EDGAR database on the SEC's Internet website at WWW.SEC.GOV. Copies may be obtained after payment of a
                                                -----------
duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's
Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the
Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                 [logo] OppenheimerFunds Distributor, Inc.
The Fund's SEC File No. 811-5360
PR0700.001.1002
Printed on recycled paper

------------------------------------------------ -------------------------------------------------

                                                 Annual Total Returns
         APPENDIX TO THE PROSPECTUS OF
 OPPENHEIMER MAIN STREET(R)GROWTH & INCOME FUND

         Graphic material included in the
Prospectus of Oppenheimer Main Street Growth &
Income Fund ("the Fund") "Annual Total Returns
(Class A)(% as of 12/31 each year)":

         A bar chart will be included in the
Prospectus of the Fund depicting the annual
total returns of a hypothetical investment in
Class A shares of the Fund for each of the ten
most recent calendar years, without deducting
sales charges. Set forth below are the
relevant data points that will appear in the
bar chart:

Calendar Year Ended:

------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------

12/31/92                                         31.08%

------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------

12/31/93                                         35.38%

------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------

12/31/94                                         -1.53%

------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------

12/31/95                                         30.77%

------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------

12/31/96                                         15.70%

------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------

12/31/97                                         26.59%

------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------

12/31/98                                         25.19%

------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------

12/31/99                                         17.12%

------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------

12/31/00                                         - 7.94%

------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------

12/31/01                                         -10.46%

------------------------------------------------ -------------------------------------------------

Oppenheimer Main Street(R)Growth & Income Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL.OPP (225.5677)

Statement of Additional Information dated October 23, 2002

         This  Statement  of  Additional  Information  is  not a  prospectus.  This  document  contains  additional information about the Fund and supplements information in the Prospectus dated October 23, 2002.  It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent,
OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

-------------------------------------------------------------------------------------------------------------------

A B O U T  T H E  F U N D

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the
Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the
Fund. Additional information is also provided about the strategies that the Fund can use to try to achieve its objective.

The Fund's Investment Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager can use in selecting portfolio securities will vary over time.  The Fund is not required to use any of the investment techniques and strategies described below at all times in seeking its goal.  It can use some of the special investment techniques and strategies at some times or not at all.

         |X|  Investments in Equity Securities.  The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore can invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund can focus its equity investments in securities of one or more capitalization ranges, based upon the Manager's judgment of where the best market opportunities are to seek the Fund's objective. At times, the market may favor or disfavor securities of issuers of a particular capitalization range.  Securities of small capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund is focusing on or has substantial investments in smaller capitalization companies at times of market volatility, the Fund's share prices may fluctuate more than that of funds focusing on larger capitalization issuers.

              |_| Rights and Warrants.  The Fund can invest up to 10% of its total assets in warrants or rights, although the Fund does not currently intend to invest more than 5% of its total assets in warrants or rights.
Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the underlying securities.  Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

              |_| Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

         The value of a convertible  security is a function of its "investment  value" and its "conversion  value."
If the investment value exceeds the conversion  value, the security will behave more like a debt security,  and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security.  In that case, it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

         While some convertible securities are a form of debt security, in many cases their conversion feature
(allowing conversion into equity securities) caused them to be regarded by the Manager more as "equity equivalents."  As a result, the rating assigned to the security has less impact on the Manager's investment decision than in the case of non-convertible fixed-income securities.

         To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:

o        whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
o        whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
o        the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

         |X|  Investments in Bonds and Other Debt Securities.  The Fund can invest in bonds, debentures and other debt securities to seek its investment objective. Because the Fund currently emphasizes investments in equity securities, such as stocks, it is not anticipated that significant amounts of the Fund's assets will be invested in debt securities.  However, if market conditions suggest that debt securities may offer better total return opportunities than stocks, or if the Manager determines to seek a higher amount of current income to distribute to shareholders, the Manager can shift more of the Fund's investments into debt securities.

         The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service,
Inc., or at least "BBB" by Standard & Poor's Corporation or Fitch, Inc., or that have comparable ratings by another nationally-recognized rating organization. In making investments in debt securities, the Manager can rely to some extent on the ratings of ratings organizations or it can use its own research to evaluate a security's credit-worthiness. If the securities that the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

|_|      U.S. Government Securities.  The Fund can buy securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.  Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. government and are subject to very little credit risk. Obligations of U.S. government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the
"full faith and credit" of the United States.  Some are backed by the right of the issuer to borrow from the U.S.
Treasury; others, by discretionary authority of the U.S. government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality.  If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its

commitment.  The Fund will invest in securities of U.S. government agencies and instrumentalities only when the
Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

              |_| Special Risks of Lower-Grade Securities.  While it is not anticipated that the Fund will invest a substantial portion of its assets in debt securities, the Fund can do so to seek current income. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund can invest in lower grade securities if the Manager is trying to achieve greater income (and, in some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for the Fund's portfolio).

         The Fund can invest up to 25% of its total assets in "lower grade" debt securities. However, the Fund does not currently intend to invest more that 10% of its total assets in lower grade debt securities.
"Lower-grade" debt securities are those rated below "investment grade" which means they have a rating lower than
"Baa" by Moody's or lower than "BBB" by Standard & Poor's or Fitch, Inc., or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are included in the limitation on the percentage of the Fund's assets that can be invested in lower-grade securities.  The Fund can invest in securities rated as low as "C" or
"D" or which may be in default at the time the Fund buys them.

         Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency.
An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

         However, the Fund's limitations on buying these investments can reduce the effect of those risks to the
Fund, as will the Fund's policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.  The Fund may not invest more than 10% of its total assets in lower-grade debt securities that are not convertible.

         While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch, Inc. are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.  Definitions of the debt security ratings categories of Moody's, S&P, and Fitch,
Inc. are included in Appendix A to this Statement of Additional Information.

         |X|  Foreign Securities.  The Fund can purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies.  "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

         Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities"
for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the
U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

|_|      Risks of Foreign Investing.  Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

o        reduction of income by foreign taxes;
o        fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o        possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

         In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         |X|  Portfolio Turnover.  "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its previous fiscal year.  For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund can have a portfolio turnover rate of 100% or more. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code. The Financial Highlights table at the end of the
Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Other Investment Techniques and Strategies.  In seeking its objective, the Fund can from time to time use the types of investment strategies described below.  It is not required to use all of these strategies at all times and may, at times, not use any of them.

         |X|  Investing in Small, Unseasoned Companies.  The Fund can invest in securities of small, unseasoned companies.  These are companies that have been in operation for less than three years, including the operations of any predecessors.  Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained. The Fund currently intends to invest no more than 5% of its net assets in securities of small, unseasoned issuers.

         |X|  When-Issued and Delayed-Delivery Transactions.  The Fund can invest in securities on a
"when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis.  When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the securities take place at a later date.  The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

         The Fund will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction.  Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

         When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If

the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value.  In a sale transaction, it records the proceeds to be received. The
Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

         When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940 (the "Investment Company Act") that apply to those types of investments.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

         Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company
Act.  The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

         |X|  Repurchase Agreements.  The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do
so.  The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts.  These balances are invested in one or more repurchase agreements, secured by U.S.
government securities.  Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature.  Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

         |X|  Illiquid and Restricted Securities.  To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered.  The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus.
Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.
If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

         Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

         |X|  Loans of Portfolio Securities.  The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. It may do so to try to provide income or to raise cash for liquidity purposes. These loans are limited to not more than 25% of the value of the Fund's total assets.  There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities in the coming year.

         The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the
Fund.

         When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower.  The Fund can also pay reasonable finder's, custodian bank and administrative fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         |X|  Derivatives.  The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.

         Other derivative investments the Fund can invest in include "index-linked" notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities.
Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S.
dollar against one or more foreign currencies or an index.  In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements.  This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

         Other derivative investments the Fund can use include debt exchangeable for common stock of an issuer or
"equity-linked debt securities" of an issuer.  At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity.  Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

         |X|  Hedging.  The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:

         o    sell futures contracts,
         o    buy puts on such futures or on securities, or
         o    write covered calls on securities or futures.  Covered calls can also be used to increase the
              Fund's income, but the Manager does not expect to engage extensively in that practice.

         The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

         o    buy futures, or
         o    buy calls on such futures or on securities.

         The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the
Manager's discretion, as described below.  The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market.  The particular hedging instruments the Fund can use are described below.  The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

              |_| Futures.  The Fund can buy and sell futures contracts that relate to (1) broadly-based stock indices ("stock index futures") (2) debt securities (these are referred to as "interest rate futures"), (3) other broadly-based securities indices (these are referred to as "financial futures"), (4) foreign currencies (these are referred to as "forward contracts"), or (5) commodities (these are referred to as "commodity futures").

         A broadly-based  stock index is used as the basis for trading stock index futures.  They may in some cases be based on stocks of issuers in a  particular  industry or group of  industries.  A stock index  assigns  relative values to the common stocks  included in the index and its value  fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly.  Financial futures are similar contracts based on the future value of
the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

         The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver.  The Fund can purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

         No money is paid or received by the Fund on the purchase or sale of a future.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker").  Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         |_|      Put and Call Options.  The Fund can buy and sell certain kinds of put options
("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

o        Writing Covered Call Options.  The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.  Up to
25% of the Fund's total assets can be subject to calls the Fund writes.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index, it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

         The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the
Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.  OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money").  When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC
option it holds, unless the option is subject to a buy-back agreement by the executing broker.   To terminate its
obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction.  The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         The Fund can also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books.  The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future.  Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o        Writing Put Options.  The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  The Fund will not write puts if, as a result, more than 25% of the Fund's total assets would be required to be segregated to cover such put options.

         If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books.  The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put.  However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.  If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time.  In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security the
Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities.  The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

         As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price.  The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold.  Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.  Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

o        Purchasing Calls and Puts.  The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market.
When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call.  If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date.
In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.
Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration.
That sale may or may not be at a profit.

         Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.  Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         The Fund can buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

         |_|      Buying and Selling Options on Foreign Currencies.  The Fund can buy and sell calls and puts on foreign currencies.  They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options.  The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S.
dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate.  This is known as a "cross-hedging" strategy.  In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

              |_| Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

         The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.
Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the
Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  The
Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities.  For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline.
If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

              |_| Forward Contracts.  Forward contracts are foreign currency exchange contracts.  They are used to buy or sell foreign currency for future delivery at a fixed price.  The Fund uses them to "lock in" the U.S.
dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency.  The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency.  The Fund can also use "cross-hedging"
where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into.  These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to
"lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments.  To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge."  When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency.
When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.  Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the
Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the
Fund are denominated. That is referred to as a "cross hedge."

         The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts.  The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.
However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.  As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price.  As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

         The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.  In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the
Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the
Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract.  Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.  Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The Fund can convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

              |_| Interest Rate Swap Transactions.  The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security.  For example, they might swap the right to receive floating rate payments for fixed rate payments.  The Fund can enter into swaps only on securities that it owns.  The Fund will not enter into swaps with respect to more than 25% of its total assets.  Also, the Fund will identify liquid assets on its books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

         Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement.  If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party.  Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

              |_| Regulatory Aspects of Hedging Instruments.  When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC").  In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC.  The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position.  However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange
Act.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the
Fund (or an advisor that is an affiliate of the Fund's advisor).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

              |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as "Section 1256 contracts" under the Internal Revenue Code.  In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code.  However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss.  In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized.  These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code.  An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

         Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.  Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1)      gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities,
              and
(2)      gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

         Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

         |X|  Temporary Defensive and Interim Investments.  The Fund's temporary defensive investments can include (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii)
commercial paper rated in the highest category by an established rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; and (vi) repurchase agreements.

Investment Restrictions

|X|      What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority"

of the Fund's outstanding voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

         o    67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         o    more than 50% of the outstanding shares.

         The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such.  The Fund's Board of Directors can change non-fundamental policies without shareholder approval.  However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         |X|  Does the Fund Have Additional Fundamental Policies?  The following investment restrictions are fundamental policies of the Fund.

         o    The Fund cannot concentrate investments.  That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. government securities.

o        The Fund cannot invest in commodities.  However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies.  It does not matter if the hedging instrument is considered to be a commodity or commodity contract.

         o    The Fund cannot invest in real estate or in interests in real estate.  However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

         o    The Fund cannot underwrite securities of other companies.  A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

         o    The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

o        The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets (including the amount borrowed).  The Fund may borrow only from banks and/or affiliated investment companies.  With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

o        The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program with other affiliated funds, and (d) through repurchase agreements.

o        The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities.  This limit applies to 75% of the Fund's total assets.  The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies.

         Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

         For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information.  This is not a fundamental policy.

How the Fund is Managed

Organization and History.  The Fund is a "series" of Oppenheimer Main Street Funds, Inc.  That corporation is an open-end, management investment company organized as a Maryland corporation in 1987.  The Fund is a diversified mutual fund and commenced operations on February 3, 1988.

Classes of Shares. The Directors are authorized, without shareholder approval, to create new series and classes of shares.  The Directors may reclassify unissued shares of the Fund into additional series or classes of shares.  The Directors also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

         The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y.  All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

Meetings of Shareholders. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The shareholders of the Fund's parent corporation have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or under Maryland law.

         The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. The Fund will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Fund's parent corporation receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Director), the Directors will call a meeting of shareholders for that specified purpose. The Fund's parent corporation has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

Board of Directors and Oversight Committees.  The Fund is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

         The Board of Directors has an Audit Committee and a Review Committee.  The members of the Audit
Committee are Edward L. Cameron (Chairman), William L. Armstrong, George C. Bowen and Robert J. Malone.  The
Audit Committee held 7 meetings during the fiscal year ended August 31, 2002. The Audit Committee furnishes the
Board with recommendations
regarding the selection of the Fund's independent auditors. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors. Other main functions of the Audit
Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditors regarding the Fund's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Fund's independent auditors and its independent Directors.

         The Audit Committee's functions include selecting and nominating to the full Board, Independent Nominees for election as Independent Directors.  The Audit Committee may, but need not consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Directors except for those instances when a shareholder vote is required.

         To date, the Committee has been able to identify from its own resources an ample number of qualified candidates.  Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the Committee in care of the Fund.  The Committee may consider such persons at such time as it meets to consider possible nominees.
The Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose considering potential nominees.

         The members of the Review Committee are Jon S. Fossel (Chairman), Robert G. Avis, Sam Freedman, Beverly
Hamilton and F. William Marshall, Jr.  The Review Committee held 7 meetings during the fiscal year ended August
31, 2002. Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the services provided to the Fund by the transfer agent.  The Review Committee also reviews the Fund's investment performance and policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law.

Directors and Officers of the Fund. Except for Mr. Murphy, each of the Directors is an independent director of the Fund ("Independent Director"). Mr. Murphy is an "Interested Director," because he is affiliated with the
Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Director of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a director of the Fund and the other Board II
Funds (defined below) for which he is a trustee or director.

         The Fund's Directors and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Directors also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the
Directors. All of the Directors are also trustees or directors of the following Oppenheimer funds (except for Ms.
Hamilton and Mr. Malone, who are not Trustees of Oppenheimer Senior Floating Rate Fund and Mr. Murphy is not a
Trustee or Managing General Partner of any of the Centennial trusts) (referred to as "Board II Funds"):

Oppenheimer Cash Reserves                                    Oppenheimer Select Managers
Oppenheimer Champion Income Fund                             Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund                              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                                  Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund                          Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds                                  Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund                     Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.                          Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity Fund                     Centennial Government Trust
Oppenheimer Main Street Small Cap Fund                       Centennial Money Market Trust
Oppenheimer Municipal Fund                                   Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund                                  Centennial Tax Exempt Trust

   ------------------------------------------ -------------------------- ------------------------------------------ --------

            Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its
   affiliates, and retirement plans
   established by them for their employees
   are permitted to purchase Class A shares
   of the Fund and the other Oppenheimer
   funds at net asset value without sales
   charge. The sales charges on Class A
   shares is waived for that group because
   of the economies of sales efforts
   realized by the Distributor.

            Messrs. Murphy, Masterson,
   Molleur, Vottiero, Wixted, Zack, Albers,
   Monoyios and Mses. Bechtolt, Feld and
   Ives who are officers of the Fund,
   respectively hold the same offices with
   one or more of the other Board II Funds
   as with the Fund. As of October 7, 2002,
   the Directors and officers of the Fund,
   as a group, owned of record or
   beneficially less than 1% of each class
   of shares of the Fund.  The foregoing
   statement does not reflect ownership of
   shares held of record by an employee
   benefit plan for employees of the
   Manager, other than the shares
   beneficially owned under that plan by
   the officers of the Fund listed above.
   In addition, each Independent Director,
   and his family members, do not own
   securities of either the Manager or
   Distributor of the Board II Funds or any
   person directly or indirectly
   controlling, controlled by or under
   common control with the Manager or
   Distributor.

   Affiliated Transactions and Material
   Business Relationships. In 2000, Mr.
   Swain sold 93,000 shares of Oppenheimer
   Acquisition Company ("OAC") (the
   Manager's parent holding company), for a
   cash payment of $4,278,930 and
   surrendered for cancellation 60,000
   options to MassMutual for a cash payment
   of $2,569,800.  In 2001, Mr. Swain
   surrendered for cancellation 60,000
   options to MassMutual for a cash payment
   of $2,700,600.

            Mr. Swain has reported that he
   sold a residential property to Mr.
   Freedman on October 23, 2001 for $1.2
   million.  An independent appraisal of
   the property supported the sale price.

          The address of each Director in
   the chart below is 6803 S. Tucson Way,
   Centennial, CO 80112-3924.  Each
   Director serves for an indefinite term,
   until his or her resignation,
   retirement, death or removal.

             Independent Directors

   ------------------------------------------ -------------------------- ------------------------------------------ --------
--------------------------- -------------------------------------------------------------- --------------- -----------------

Name, Address, Age,         Principal   Occupation(s)   During   Past  5  Years  /  Other   Dollar Range      Aggregate
                                                                                                           Dollar Range of
                                                                                                                Shares
                                                                                                             Beneficially
                                                                                             of Shares     Owned in any of
                                                                                            Beneficially   the Oppenheimer
Position(s) Held with       Trusteeships/Directorships   Held  by  Trustee  /  Number  of   Owned in the    Funds Overseen
Fund and Length of Service  Portfolios in Fund Complex Currently Overseen by Director           Fund         by Director

--------------------------- -------------------------------------------------------------- --------------- -----------------
--------------------------- -------------------------------------------------------------- ---------------------------------

                                                                                               As of December 31, 2001

--------------------------- -------------------------------------------------------------- ---------------------------------
--------------------------- -------------------------------------------------------------- ---------------- ----------------

James C. Swain, Chairman    Formerly Chief  Executive  Officer (until August 27, 2002) of        $0         Over $100,000
and Director, since 1988    the  Funds,  Vice  Chairman  (until  January  2, 2002) of the
Age: 68                     Manager  and  President  and  a  director   (until  1997)  of
                            Centennial  Asset  Management   Corporation  (a  wholly-owned
                            investment advisory  subsidiary of the Manager).  Oversees 41 portfolios in the OppenheimerFunds complex.

--------------------------- -------------------------------------------------------------- ---------------- ----------------
--------------------------- -------------------------------------------------------------- ---------------- ----------------

William L. Armstrong,       Chairman   of  the   following   private   mortgage   banking
Director since 2001         companies:   Cherry  Creek  Mortgage  Company  (since  1991),
Age: 65                     Centennial  State Mortgage  Company (since 1994), The El Paso
                            Mortgage Company (since 1993),  Transland Financial Services,
                            Inc.  (since  1997);   Chairman  of  the  following   private
                            companies:   Great  Frontier  Insurance   (insurance  agency)
                            (since 1995) and Ambassador Media  Corporation  (since 1984);
                            a  director  of  the  following  public  companies:   Storage
                            Technology  Corporation  (computer  equipment company) (since
                            1991),    Helmerich    &   Payne,    Inc.    (oil   and   gas     $50,001 -     $50,001-
                            drilling/production   company)  (since  1992),  UNUMProvident     $100,000      $100,000
                            (insurance  company)  (since  1991).   Formerly  Director  of
                            International  Family   Entertainment   (television  channel)
                            (1992-1997) and Natec Resources,  Inc. (air pollution control equipment and services  company)  (1991-1995),  Frontier Real
                            Estate,    Inc.    (residential    real   estate   brokerage)
                            (1994-1999),  and  Frontier  Title (title  insurance  agency)
                            (1995-June  1999);  a  U.S.  Senator  (January   1979-January
                            1991).   Oversees  41  portfolios  in  the   OppenheimerFunds
                            complex.

--------------------------- -------------------------------------------------------------- ---------------- ----------------
--------------------------- -------------------------------------------------------------- ---------------- ----------------

Robert G. Avis, Director    Formerly  Director  and  President of A.G.  Edwards  Capital,
since 1993                  Inc.   (General  Partner  of  private  equity  funds)  (until
Age: 71                     February  2001);  Chairman,  President  and  Chief  Executive
                            Officer of A.G.  Edwards  Capital,  Inc.  (until March 2000);
                            Vice  Chairman  and Director of A.G.  Edwards,  Inc. and Vice
                            Chairman of A.G. Edwards & Sons, Inc. (its brokerage  company        $0         Over $100,000
                            subsidiary)  (until  March  1999);  Chairman of A.G.  Edwards
                            Trust  Company  and  A.G.E.   Asset  Management   (investment
                            advisor)  (until  March  1999);  and a Director  (until March
                            2000) of A.G.  Edwards & Sons and A.G. Edwards Trust Company.
                            Oversees 41 portfolios in the OppenheimerFunds complex.

--------------------------- -------------------------------------------------------------- ---------------- ----------------
--------------------------- -------------------------------------------------------------- ---------------- ----------------

George C. Bowen, Director   Formerly  (until  April  1999)  Senior Vice  President  (from
since 1997                  September  1987)  and  Treasurer  (from  March  1985)  of the
Age: 66                     Manager;  Vice  President  (from  June  1983)  and  Treasurer
                            (since March 1985) of OppenheimerFunds  Distributor,  Inc. (a subsidiary  of the  Manager);  Senior Vice  President  (since
                            February  1992),   Treasurer   (since  July  1991)  Assistant
                            Secretary  and  a  director  (since  December  1991)  of  the
                            Centennial  Asset  Management  Corporation;   Vice  President
                            (since  October  1989) and  Treasurer  (since  April 1986) of
                            HarbourView  Asset  Management   Corporation  (an  investment
                            advisory  subsidiary  of the Manager);  President,  Treasurer
                            and  a  director  (June   1989-January  1990)  of  Centennial
                            Capital  Corporation  (an investment  advisory  subsidiary of the Manager);  Vice  President  and  Treasurer  (since August
                            1978)  and  Secretary   (since  April  1981)  of  Shareholder
                            Services,  Inc. (a transfer agent subsidiary of the Manager);     $10,001 -
                            Vice  President,  Treasurer  and  Secretary  (since  November      $50,000      Over $100,000
                            1989) of  Shareholder  Financial  Services,  Inc. (a transfer agent subsidiary of the Manager);  Assistant Treasurer (since
                            March 1998) of Oppenheimer  Acquisition  Corp. (the Manager's
                            parent  corporation);  Treasurer  (since  November  1989)  of
                            Oppenheimer  Partnership  Holdings,  Inc. (a holding  company subsidiary  of the  Manager);  Vice  President  and Treasurer
                            (since July 1996) of Oppenheimer Real Asset Management,  Inc.
                            (an  investment  advisory  subsidiary of the Manager);  Chief
                            Executive   Officer  and  director   (since  March  1996)  of
                            MultiSource  Services,  Inc. (a  broker-dealer  subsidiary of
                            the   Manager);    Treasurer    (since   October   1997)   of
                            OppenheimerFunds    International    Ltd.   and   Oppenheimer
                            Millennium  Funds plc (offshore fund management  subsidiaries
                            of   the   Manager).    Oversees   41   portfolios   in   the
                            OppenheimerFunds complex.

--------------------------- -------------------------------------------------------------- ---------------- ----------------
--------------------------- -------------------------------------------------------------- ---------------- ----------------

Edward L. Cameron,          A  member  of  The  Life  Guard  of  Mount   Vernon,   George
Director since 1999         Washington's  home (since June 2000).  Formerly (March 2001 -
Age: 64                     May 2002)  Director of Genetic ID, Inc. and its  subsidiaries
                            (a   privately   held  biotech   company);   a  partner  with                   $50,001-
                            PricewaterhouseCoopers  LLP (from  1974-1999)  (an accounting        $0         $100,000
                            firm) and Chairman  (from  1994-1998),  Price  Waterhouse LLP
                            Global   Investment   Management   Industry  Services  Group.
                            Oversees 41 portfolios in the OppenheimerFunds complex.

--------------------------- -------------------------------------------------------------- ---------------- ----------------
--------------------------- -------------------------------------------------------------- ---------------- ----------------

Jon S. Fossel,              Chairman  and  Director  (since  1998) of Rocky  Mountain Elk        $0         $50,001-
Director since 1990 Age:    Foundation  (a  not-for-profit  foundation);  and a  director
60                          (since  October  1999) of P.R.  Pharmaceuticals  (a privately
                            held  company)  and  UNUMProvident  (an  insurance   company)
                            (since June 1, 2002).  Formerly Mr. Fossel held the following positions:  Chairman and a director  (until October 1996) and
                            President and Chief  Executive  Officer  (until October 1995)
                            of the  Manager;  President,  Chief  Executive  Officer and a
                            director  of  Oppenheimer  Acquisition  Corp.,   Shareholders
                            Services,  Inc.  and  Shareholder  Financial  Services,  Inc.                   $100,000
                            (until   October   1995).   Oversees  41  portfolios  in  the
                            OppenheimerFunds complex.

--------------------------- -------------------------------------------------------------- ---------------- ----------------

Sam Freedman,               A trustee or director of other  Oppenheimer  funds.  Formerly
Director since 1996         (until October 1994) Mr.  Freedman held several  positions in
Age: 61                     subsidiary or affiliated  companies of the Manager.  Oversees     $50,001 -
                            41 portfolios in the OppenheimerFunds complex.                    $100,000      Over $100,000

--------------------------- -------------------------------------------------------------- ---------------- ----------------

Beverly L. Hamilton,        Trustee  (since 1996) of MassMutual  Institutional  Funds and  N/A1                   N/A
Director since 2002         of  MML   Series   Investment   Fund   (open-end   investment
Age: 56                     companies);  Director of MML Services  (since April 1987) and
                            America Funds  Emerging  Markets  Growth Fund (since  October
                            1991)  (both  are  investment   companies),   The  California
                            Endowment (a philanthropy  organization)  (since April 2002),
                            and  Community   Hospital  of  Monterey   Peninsula,   (since
                            February  2002); a trustee (since  February 2000) of Monterey
                            International Studies (an educational  organization),  and an advisor to Unilever  (Holland)'s  pension  fund and to Credit
                            Suisse First  Boston's  Sprout  venture  capital  unit.  Mrs.
                            Hamilton  also is a member of the  investment  committees  of the  Rockefeller  Foundation,  the University of Michigan and
                            Hartford   Hospital.   Formerly,   Mrs.   Hamilton  held  the
                            following  position:  President  (February  1991-April  2000)
                            ARCO Investment  Management  Company.  Oversees 40 portfolios in the OppenheimerFunds complex.

--------------------------- -------------------------------------------------------------- ---------------- ----------------
--------------------------- --------------------------------------------------------------

Robert J. Malone,           Director (since 2001) of Jones  Knowledge,  Inc. (a privately       N/A1              N/A
Director since 2002         held  company),   U.S.   Exploration,   Inc.,  (since  1997),
Age: 58                     Colorado UpLIFT (a non-profit  organization) (since 1986) and a trustee of the Gallagher  Family  Foundation  (since 2000).
                            Formerly,  Mr. Malone held the following positions:  Chairman of U.S.  Bank (a  subsidiary  of U.S.  Bancorp  and  formerly
                            Colorado  National  Bank,)  (July  1996-April  1, 1999) and a
                            director of Commercial Assets, Inc. (1993-2000).  Oversees 40
                            portfolios in the OppenheimerFunds complex.

--------------------------- -------------------------------------------------------------- ---------------- ----------------
--------------------------- -------------------------------------------------------------- ---------------- ----------------

F. William Marshall, Jr.,   Trustee (since 1996) of MassMutual Institutional Funds and           $0         $50,001-
Director since 2001         of MML Series Investment Fund (open-end investment
Age: 60                     companies); Trustee and Chairman (since May 1987) of the
                            investment committee for the Worcester Polytech Institute;
                            President and Treasurer (since January 1999) of the SIS Fund
                            (a private not for profit charitable organization); Trustee
                            (since 1995) of the Springfield Library and Museum
                            Association; Trustee (since 1996) of the Community Music
                            School of Springfield; Member of the investment committee of the Community Foundation of Western Massachusetts (since
                            1998). Formerly, Chairman (January 1999-July 1999) of SIS &
                            Family Bank, F.S.B. (formerly SIS Bank); President, Chief
                            Executive Officer and Director (May 1993-December 1998) of
                            SIS Bankcorp, Inc. and SIS Bank (formerly Springfield                           $100,000
                            Institution for Savings) and Executive Vice President
                            (January 1999-July 1999) of Peoples Heritage Financial
                            Group, Inc. Oversees 41 portfolios in the OppenheimerFunds complex.

--------------------------- -------------------------------------------------------------- ---------------- ----------------

         The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY 10018.  Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

----------------------------------------------------------------------------------------------------------------------------

                                              Interested Director and Officer

----------------------------------------------------------------------------------------------------------------------------
--------------------------- -------------------------------------------------------------- --------------- -----------------

Name, Address, Age,         Principal   Occupation(s)   During   Past  5  Years  /  Other   Dollar Range      Aggregate
                                                                                                           Dollar Range of
                                                                                                                Shares
                                                                                             of Shares       Beneficially
                                                                                            Beneficially   Owned in any of
Position(s) Held with       Trusteeships/Directorships   Held  by  Trustee  /  Number  of   Owned in the   the Oppenheimer
Fund and Length of Service  Portfolios in Fund Complex Currently Overseen by Director           Fund            Funds

--------------------------- -------------------------------------------------------------- --------------- -----------------
--------------------------- -------------------------------------------------------------- ---------------------------------

                                                                                               As of December 31, 2001

--------------------------- -------------------------------------------------------------- ---------------------------------
--------------------------- -------------------------------------------------------------- ---------------- ----------------

John V. Murphy,             Chairman,  Chief  Executive  Officer and director (since June
President, Director and     2001) and President  (since  September  2000) of the Manager;        $0          Over $100,000
Principal Executive         President  and a director  or  trustee  of other  Oppenheimer
Officer since October 2001  funds;   President  and  a  director  (since  July  2001)  of
Age: 53                     Oppenheimer  Acquisition Corp. and of Oppenheimer Partnership
                            Holdings,   Inc.;  a  director   (since   November  2001)  of
                            OppenheimerFunds  Distributor,  Inc.; Chairman and a director
                            (since  July  2001)  of  Shareholder  Services,  Inc.  and of
                            Shareholder   Financial  Services,   Inc.;  President  and  a
                            director  (since  July  2001)  of   OppenheimerFunds   Legacy
                            Program  (a  charitable  trust  program  established  by  the
                            Manager);  a director of the  following  investment  advisory subsidiaries  of  OppenheimerFunds,  Inc.: OFI  Institutional
                            Asset  Management,   Inc.  and  Centennial  Asset  Management
                            Corporation   (since   November  2001),   HarbourView   Asset
                            Management  Corporation  and OFI  Private  Investments,  Inc.
                            (since July 2001);  President  (since November 1, 2001) and a
                            director   (since  July  2001)  of  Oppenheimer   Real  Asset
                            Management,   Inc.;  a  director  (since  November  2001)  of
                            Trinity  Investment  Management  Corp. and Tremont  Advisers,
                            Inc.   (investment   advisory  affiliates  of  the  Manager);
                            Executive   Vice   President   (since   February   1997)   of
                            Massachusetts  Mutual Life  Insurance  Company (the Manager's
                            parent  company);   a  director  (since  June  1995)  of  DBL
                            Acquisition  Corporation;  formerly,  Chief Operating Officer
                            (September  2000-June  2001) of the  Manager;  President  and
                            trustee   (November   1999-November   2001)  of  MML   Series
                            Investment Fund and MassMutual  Institutional Funds (open-end investment  companies);  a  director  (September  1999-August
                            2000)  of  C.M.  Life  Insurance  Company;  President,  Chief
                            Executive Officer and director  (September  1999-August 2000)
                            of MML Bay State Life  Insurance  Company;  a director  (June
                            1989-June 1998) of Emerald Isle Bancorp and Hibernia  Savings
                            Bank (a  wholly-owned  subsidiary  of Emerald Isle  Bancorp).
                            Oversees 69 portfolios in the OppenheimerFunds complex.

--------------------------- -------------------------------------------------------------- ---------------- ----------------

       The address of the Officers in the chart below is as follows: Messrs. Molleur, Zack, Albers, Monoyois and
Ms. Feld is 498 Seventh Avenue, New York, NY 10018, Messrs. Masterson, Vottiero and Wixted and Ms. Ives and Ms.
Bechtolt is 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her resignation, death or removal.

----------------------------------------------------------------------------------------------------------------------------

                                                   Officers of the Fund

----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------------

Name, Address, Age, Position(s) Held with Fund   Principal Occupation(s) During Past 5 Years
and Length of Service

------------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------------

Charles Albers, Vice President and Portfolio     Senior Vice President (since April 1998) of the Manager; a Certified
Manager since April 1998                         Financial Analyst; an officer of 6 portfolios in the OppenheimerFunds
Age:  61                                         complex; formerly a Vice President and portfolio manager for Guardian
                                                 Investor Services, the investment management subsidiary of The Guardian
                                                 Life Insurance Company (1972 - April 1998).

------------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------------

Nikolaos D. Monoyios, Vice President and         Vice President of the Manager (since April 1998); an officer of 4
Portfolio Manager since April 1998               portfolios in the OppenheimerFunds complex; a Certified Financial
Age:  53                                         Analyst; formerly a Vice President and portfolio manager for Guardian
                                                 Investor Services, the investment management subsidiary of The Guardian
                                                 Life Insurance Company (1979 - March 1998).

------------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------------

Brian W. Wixted,                                 Senior Vice  President  and  Treasurer  (since March 1999) of the Manager;
Treasurer, Principal Financial and Accounting    Treasurer (since March 1999) of HarbourView Asset Management  Corporation,
Officer since April 1999                         Shareholder   Services,    Inc.,   Oppenheimer   Real   Asset   Management
Age: 43                                          Corporation,    Shareholder   Financial   Services,    Inc.,   Oppenheimer
                                                 Partnership  Holdings,  Inc., OFI Private  Investments,  Inc. (since March
                                                 2000),  OppenheimerFunds  International  Ltd. and  Oppenheimer  Millennium
                                                 Funds plc (since May 2000) and OFI Institutional  Asset  Management,  Inc.
                                                 (since  November 2000);  Treasurer and Chief Financial  Officer (since May
                                                 2000) of  Oppenheimer  Trust  Company (a trust  company  subsidiary of the
                                                 Manager);   Assistant   Treasurer   (since  March  1999)  of   Oppenheimer
                                                 Acquisition Corp. and OppenheimerFunds  Legacy Program (since April 2000);
                                                 formerly  Principal and Chief Operating  Officer (March  1995-March 1999),
                                                 Bankers  Trust  Company-Mutual  Fund Services  Division.  An officer of 85 portfolios in the OppenheimerFunds complex.

------------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------------

Philip Vottiero,                                 Vice President/Fund  Accounting of the Manager (since March 2002; formerly
Assistant Treasurer                              Vice President/Corporate  Accounting of the Manager (July 1999-March 2002)
Since August 2002                                prior to which he was  Chief  Financial  Officer  at  Sovlink  Corporation
Age: 39                                          (April   1996-June   1999).   An   officer   of  72   portfolios   in  the
                                                 OppenheimerFunds complex.

------------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------------

Connie Bechtolt                                  Assistant Vice President of the Manager  (since  September  1998) prior to
Assistant Treasurer                              which she was a Manager in the Fund  Accounting  Department of the Manager
Since October 2002                               (October 1994 - September 1998).
Age: 39

------------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------------

Robert G. Zack,                                  General  Counsel  (since  November  2001)  of  the  Manager;  Senior  Vice
Vice President & Secretary                       President  (since May 1985) and General  Counsel (since  February 2002) of
Since November 2001                              OppenheimerFunds,  Inc.;  General  Counsel and a director  (since November
Age: 54                                          2001) of  OppenheimerFunds  Distributor,  Inc.;  Senior Vice President and
                                                 General  Counsel (since  November 2001) of  HarbourView  Asset  Management
                                                 Corporation;  Vice  President  and a  director  (since  November  2000) of
                                                 Oppenheimer  Partnership  Holdings,  Inc.; Senior Vice President,  General
                                                 Counsel and a director  (since  November  2001) of  Shareholder  Services,
                                                 Inc.,  Shareholder  Financial  Services,  Inc.,  OFI Private  Investments,
                                                 Inc.,  Oppenheimer Trust Company and OFI  Institutional  Asset Management,
                                                 Inc.;  a  director  (since  November  2001)  of  Oppenheimer   Real  Asset
                                                 Management,  Inc.;  Assistant  Secretary  and a director  (since  November
                                                 2001)  of  OppenheimerFunds  International  Ltd.;  Vice  President  (since
                                                 November  2001)  of  OppenheimerFunds  Legacy  Program;  Secretary  (since
                                                 November 2001) of Oppenheimer  Acquisition Corp.;  formerly Acting General
                                                 Counsel (November  2001-February  2002) and Associate General Counsel (May
                                                 1981-October  2001) of the Manager;  Assistant  Secretary  of  Shareholder
                                                 Services,  Inc. (May 1985-November 2001),  Shareholder Financial Services,
                                                 Inc. (November  1989-November 2001);  OppenheimerFunds  International Ltd.
                                                 and  Oppenheimer  Millennium  Funds plc (October  1997-November  2001). An
                                                 officer of 85 portfolios in the OppenheimerFunds complex.

------------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------------

Philip T. Masterson,                             Vice President and Assistant Counsel of the Manager (since July 1998);
Assistant Secretary                              formerly, an associate with Davis, Graham, & Stubbs LLP (January
since August 2002                                1997-June 1998). An officer of 72 portfolios in the OppenheimerFunds
Age: 38                                          complex.

------------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------------

Denis R. Molleur,                                Vice  President  and Senior  Counsel of the  Manager  (since  July  1999);
Assistant Secretary                              formerly a Vice President and Associate Counsel of the Manager  (September
since November 2001                              1995-July  1999).  An officer  of 82  portfolios  in the  OppenheimerFunds
Age: 45                                          complex.

------------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------------

Katherine P. Feld,                               Vice President and Senior  Counsel (since July 1999) of the Manager;  Vice
Assistant Secretary                              President  (since  June  1990)  of  OppenheimerFunds  Distributor,   Inc.;
since November 2001                              Director,  Vice  President  and Assistant  Secretary  (since June 1999) of
Age: 44                                          Centennial  Asset Management  Corporation;  Vice President (since 1997) of
                                                 Oppenheimer  Real Asset  Management,  Inc.;  formerly  Vice  President and
                                                 Associate  Counsel of the Manager (June 1990-July  1999). An officer of 85 portfolios in the OppenheimerFunds complex.

------------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------------

Kathleen T. Ives,                                Vice  President  and Assistant  Counsel  (since June 1998) of the Manager;
Assistant Secretary                              Vice President (since 1999) of  OppenheimerFunds  Distributor,  Inc.; Vice
since November 2001                              President and Assistant  Secretary  (since 1999) of Shareholder  Services,
Age: 36                                          Inc.;  Assistant  Secretary  (since  December  2001)  of  OppenheimerFunds
                                                 Legacy  Program  and  Shareholder   Financial  Services,   Inc.;  formerly
                                                 Assistant  Vice  President  and Assistant  Counsel of the Manager  (August
                                                 1997-June  1998);  Assistant  Counsel of the Manager  (August  1994-August
                                                 1997). An officer of 85 portfolios in the OppenheimerFunds complex.

------------------------------------------------ ---------------------------------------------------------------------------

         |X|  Remuneration of Directors. The officers of the Fund and one Director of the Fund (Mr. Murphy) are
affiliated with the Manager and receive no salary or fee from the Fund.  The remaining Directors of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended August 31,
2002.  Mr. Swain was affiliated with the Manager until January 2, 2002.  The compensation from all of the Board
II Funds (including the Fund) represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2001.

----------------------------------------------------- --------------------------------- ------------------------------------

                                                                                            Total Compensation From All
              Director Name and Other                   Aggregate Compensation from         Oppenheimer Funds For Which
                  Fund Position(s)                               Fund as of                    Individual Serves As
                  (as applicable)                            Fiscal Year Ended                   Trustee/Director
                                                                  8/31/021                    As of December 31, 2001
                                                                                                    (41 Funds)

----------------------------------------------------- --------------------------------- ------------------------------------
----------------------------------------------------- --------------------------------- ------------------------------------

James C. Swain                                                    $24,255                               $02
Chairman of the Board of Directors

----------------------------------------------------- --------------------------------- ------------------------------------
   ------------------------------------------ ------------------------------------------------------------------------------

   William L. Armstrong                                $16,120                            $78,865
   Audit Committee Member

   ------------------------------------------ ------------------------------------------------------------------------------
   ------------------------------------------ ------------------------------------------------------------------------------

   Robert G. Avis                                      $16,240                            $79,452
   Review Committee Member

   ------------------------------------------ ------------------------------------------------------------------------------
   ------------------------------------------ ------------------------------------------------------------------------------

   George C. Bowen                                     $15,521                            $75,936
   Audit Committee Member

   ------------------------------------------ ------------------------------------------------------------------------------
   ------------------------------------------ ------------------------------------------------------------------------------

   Edward L. Cameron                                   $15,492                            $75,794
   Audit Committee Chairman

   ------------------------------------------ ------------------------------------------------------------------------------
   ------------------------------------------ ------------------------------------------------------------------------------

   Jon S. Fossel                                       $17,206                            $84,177
   Review Committee Chairman

                                              ------------------------------------------------------------------------------
----------------------------------------------------- --------------------------------- ------------------------------------

   Sam Freedman                                        $17,047                            $83,402
   Review Committee Member

----------------------------------------------------- --------------------------------- ------------------------------------
----------------------------------------------------- --------------------------------- ------------------------------------

Beverly Hamilton                                                   $4,481                              None3
Review Committee Member

----------------------------------------------------- --------------------------------- ------------------------------------
----------------------------------------------------- --------------------------------- ------------------------------------

C. Howard Kast4                                                   $14,896                             $87,452

----------------------------------------------------- --------------------------------- ------------------------------------
----------------------------------------------------- --------------------------------- ------------------------------------

Robert M. Kirchner4                                               $13,533                             $79,452

----------------------------------------------------- --------------------------------- ------------------------------------
----------------------------------------------------- --------------------------------- ------------------------------------

Robert J. Malone                                                  $4,4815                              None3
Audit Committee Member

----------------------------------------------------- --------------------------------- ------------------------------------
   ------------------------------------------ ------------------------------------------------------------------------------

   F. William Marshall, Jr.                            $14,292                            $69,922
   Review Committee Member

                                              ------------------------------------------------------------------------------

*Effective  July 1,  2000,  William  A.  Baker and Ned M. Steel  resigned  as  Directors  of the Board II Funds and subsequently  became Directors  Emeritus.  For the fiscal year ended August 31, 2002, Mr. Baker received $4,088 and
Mr. Steel  received  $9,198  aggregate  compensation  from the Fund. For the calendar year ended December 31, 2001,
Messrs.  Baker and Steel each received $60,000 total  compensation from all of the Oppenheimer funds for which they served as Director.
1.       Aggregate compensation from the Fund includes fees and deferred compensation, if any.
2.       Mr.  Swain  became  an  Independent  Director  effective  1/2/02,  prior  to  which  he  did  not  receive compensation from any of the Board II Funds.
3.       Ms.  Hamilton and Mr.  Malone were elected as Directors of the Board II Funds  effective  June 1, 2002 and therefore did not receive  compensation  from any of the Board II Funds during  calendar year 2001. They serve as
     Trustees/Directors for 40 funds.
4.       Messrs. Kast and Kirchner retired as Directors from the Board II Funds effective July 1, 2002.
5.       Aggregate  compensation from the Fund includes $4,481 deferred under Deferred  Compensation Plan described below.

|X|      Deferred Compensation Plan For Directors.   The Board of Directors has adopted a Deferred Compensation
Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director.  The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

         Deferral of Director's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share.  The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director.  Pursuant to an Order issued by the Securities and Exchange
Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

         |X|      Major Shareholders.  As of October 7, 2002, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C, Class N or Class
Y shares were:

MLPF&S For The Sole Benefit Of Its Customers, Attn:  Fund Admn #97FJ0,
4800 Deer Lake Dr E Fl 3, Jacksonville, Fl  32246-6484, which owned 7,361,371.61 Class B shares (5.81% of the
Class B shares then outstanding).

 MLPF&S For The Sole Benefit Of Its Customers, Attn:  Fund Admn #97FJ0, 4800 Deer Lake Dr E Fl 3, Jacksonville,
Fl  32246-6484, which owned 5,858,870.831 Class C shares (13.34% of the Class C shares then outstanding).

Smith Barney House Acct, Attn:  Cindy Tempesta, 333 West 34th Street, 7th Fl, New York, New York 10001-2483,
which owned 2,651,900.534 Class C shares (6.04% of the Class C shares then outstanding).

Brian Anderson Tr, Us Personel Inc 401K Plan, previous HRC plan deposits, 2300 Valley View LN, Ste. 300, Irving,
Texas 75062-1726, which owned 130,829.397 Class N shares (8.06% of the Class N shares outstanding).

The Manager.  The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company.

         |X|      Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.  The
Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and
Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can
obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's
EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV., or by writing to the SEC's
                                                            -------------------
Public Reference Section, Washington, D.C. 20549-0102.

         |X|  The Investment Advisory Agreement.  The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund.  The Manager selects securities for the Fund's portfolio and handles its day-to-day business.  The portfolio managers of the
Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio.  Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

         The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.

         Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement or paid by the general distributors of shares of the Fund. The advisory agreement lists examples of expenses paid by the Fund.
The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.  The management fees paid by the Fund to the
Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during the Fund's last three fiscal years are listed below.

--------------------------------------- ----------------------------------------------------------------------------
Fiscal Year ended 8/31:                               Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 2000                                                   $83,004,765
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 2001                                                   $75,697,340
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------

                 2002                                                   $61,560,774

--------------------------------------- ----------------------------------------------------------------------------

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

         The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the names "Oppenheimer" and "Main Street" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund's parent corporation to use the names "Oppenheimer" and
"Main Street" as part of its name and the name of the Fund.

              |X| Annual Approval of Investment Advisory Agreement. Each year, the Board of Directors, including a majority of the Independent Directors, is required to approve the renewal of the investment advisory agreement.
The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

         The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

         The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its shareholders;
o        The profitability of the Fund to the Manager;
o        The investment performance of the Fund in comparison to regular market indices;
o        Economies of scale that may be available to the Fund from the Manager;
o        Fees paid by other mutual funds for similar services;
o        The value and quality of any other benefits or services received by the Fund from its relationship with the Manager; and
o        The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

         The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

         These matters were also considered by the Independent Directors, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

         In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.  One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund.  The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions.  The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commissions bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.

         Under the investment  advisory  agreement,  the Manager may select brokers  (other than  affiliates)  that provide  brokerage  and/or  research  services for the Fund and/or the other accounts over which the Manager or its affiliates have investment  discretion.  The commissions paid to such brokers may be higher than another  qualified broker would charge,  if the Manager makes a good faith  determination  that the  commission is fair and reasonable in relation to the services provided.  Subject to those considerations, as a factor in selecting brokers for the
Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the
Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers.
In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the
Manager's executive officers supervise the allocation of brokerage.

         Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers.  In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S.
markets.  Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it
appears likely that a better price or execution can be obtained by doing so.   In an option transaction, the Fund
ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.  Other funds advised by the Manager have investment policies similar to those of the
Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         Most purchases of debt obligations are principal transactions at net prices.  Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker.  Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter.  Purchases from dealers include a spread between the bid and asked prices.  The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the
Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board of Directors permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Directors permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

--------------------------------------- -----------------------------------------------------------------------------
Fiscal Year Ended 8/31:                                Total Brokerage Commissions Paid by the Fund1
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2000                                                   $26,028,417
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------

                 2001                                                   $23,855,290

--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------

                 2002                                                   $25,593,7432

--------------------------------------- -----------------------------------------------------------------------------

1.       Amounts do not include spreads or concessions on principal transactions on a net trade basis.
     2.  During the fiscal year ended 8/31/02, the amount of transactions directed to brokers for research services was
             $9,076,238,222 and the amount of the commissions paid to broker-dealers for those services was
     $11,974,978.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund's parent corporation, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.  The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.  The Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the
Distributor.

         The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the
Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

---------------------------------------- ------------------------------------- --------------------------------------

Fiscal Year Ended 8/31                   Aggregate Front-End Sales Charges     Class A Front-End Sales Charges
                                         on Class A Shares                     retained by Distributor1

---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
                 2000                                $27,942,876                            $7,652,953
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------

                 2001                                $18,699,768                            $5,001,243

---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------

                 2002                                $12,400,169                            $3,335,382

---------------------------------------- ------------------------------------- --------------------------------------
1.       Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

------------------------- ---------------------- ---------------------- ---------------------- ----------------------

                          Concessions on Class   Concessions on Class   Concessions on Class   Concessions on Class
                          A Shares Advanced by   B Shares Advanced by   C Shares Advanced by   N Shares Advanced by
Fiscal Year Ended 8/31    Distributor1           Distributor1           Distributor1           Distributor1, 2

------------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

          2000                 $2,076,756             $49,918,066            $4,083,097                 N/A

------------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

          2001                 $1,716,658             $28,052,844            $2,227,017               $56,915

------------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

          2002                  $895,178              $15,202,153            $1,380,111              $408,513

------------------------- ---------------------- ---------------------- ---------------------- ----------------------
1.       The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
2.       The inception date of Class N shares was March 1, 2001.

------------------------- ---------------------- ---------------------- ---------------------- ----------------------

Fiscal Year               Class A Contingent     Class B Contingent     Class C Contingent     Class N Contingent
                          Deferred Sales         Deferred Sales         Deferred Sales         Deferred Sales
                          Charges Retained by    Charges Retained by    Charges Retained by    Charges Retained by
Ended 8/31                Distributor            Distributor            Distributor            Distributor

------------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

          2001                   $94,981              $12,539,280             $285,411                 $109

------------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

          2002                  $112,149              $12,100,308             $142,468                $6,564

------------------------- ---------------------- ---------------------- ---------------------- ----------------------

         For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service Plans," below.

Distribution and Service Plans.  The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund reimburses the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

         Each plan has been approved by a vote of the Board of Directors, including a majority of the Independent
Directors1, cast in person at a meeting called for the purpose of voting on that plan.  The shareholder vote for the Distribution and Service Plan for Class N shares was cast by the Manager as the sole initial holder of Class
N shares of the Fund.

         Under the plans, the Manager and the Distributor may make payments to affiliates and in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform.

         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Directors and its Independent Directors specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Directors and the Independent Directors must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.  Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan.  That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Directors at least quarterly for its review.  The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made.  Those reports are subject to the review and approval of the Independent Directors.

         Each Plan states that while it is in effect, the selection and nomination of those Directors of the
Fund's parent corporation who are not "interested persons" of the corporation (or the Fund) is committed to the discretion of the Independent Directors.  This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the
Independent Directors.

         Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent
Directors.  The Board of Directors has set no minimum amount of assets to qualify for payments under the plans.

              |_| Class A Service Plan.  Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold
Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

         With  respect to purchases of Class A shares  subject to a  contingent  deferred  sales charge by certain retirement  plans that purchased such shares prior to March 1, 2001  ("grandfathered  retirement  accounts"),  the
Distributor  currently  intends to pay the  service  fee to  Recipients  in  advance  for the first year after the shares are purchased.  After the first year shares are  outstanding,  the  Distributor  makes service fee payments to  Recipients  quarterly  on those  shares.  The advance  payment is based on the net asset value of shares sold.
Shares  purchased by exchange do not qualify for the advance service fee payment.  If Class A shares  purchased by grandfathered  retirement  accounts are redeemed during the first year after their purchase,  the Recipient of the service  fees on those  shares  will be  obligated  to repay the  Distributor  a pro rata  portion of the  advance payment of the service fee made on those shares.

         For the fiscal year ended August 31, 2002 payments under the Class A Plan totaled $17,613,557, all of which was paid by the Distributor to recipients. That included $903,757 paid  to an affiliate of the
Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the
Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

         |_| Class B, Class C and Class N Service and Distribution Plan.  Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans allow the Distributor to be compensated at a flat rate for its services and costs in distributing Class B, Class
C and Class N shares and servicing accounts, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.  The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

         Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for the advance service fee payment.  If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

         The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding.  It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more.  The Distributor retains the asset based sales charge on Class N shares.  If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.  The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares.  The payments are made to the Distributor in recognition that the Distributor:

o        pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o        may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares, and

o        bears the costs of sales literature,  advertising and prospectuses  (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o        may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the
Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

      The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans.  If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of
Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

----------------------------------------------------------------------------------------------------------------------

                        Distribution Fees Paid to the Distributor for the Year Ended 8/31/02

----------------------------------------------------------------------------------------------------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------
Class:              Total Payments        Amount Retained by     Distributor's Aggregate      Distributor's
                                                                                              Unreimbursed Expenses
                                                                 Unreimbursed Expenses        as % of Net Assets of
                    Under Plan            Distributor            Under Plan                   Class
------------------- --------------------- ---------------------- ---------------------------- ------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------

Class B Plan            $46,128,366           $35,752,4001               $73,751,303                   2.10%

------------------- --------------------- ---------------------- ---------------------------- ------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------

Class C Plan            $14,335,613            $1,548,1432               $23,950,792                   2.00%

------------------- --------------------- ---------------------- ---------------------------- ------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------

Class N Plan             $ 140,215              $136,9643                 $958,649                     2.21%

------------------- --------------------- ---------------------- ---------------------------- ------------------------

1.       Includes $445,110 paid to an affiliate of the Distributor's parent company.
2.       Includes $300,131 paid to an affiliate of the Distributor's parent company.
3.       Includes $220 paid to an affiliate of the Distributor's parent company.

         All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the
Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation  of  Performance  Terminology.  The  Fund  uses  a  variety  of  terms  to  illustrate  its  investment performance.  Those terms include  "cumulative  total return," "average annual total return," "average annual total return at net asset  value"  and  "total  return at net asset  value."  An  explanation  of how total  returns  are calculated  is set forth below.  The charts below show the Fund's  performance  as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the
Securities and Exchange Commission.  Those rules describe the types of performance data that may be used and how it is to be calculated.  In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the
1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

         o    Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

         o    An investment in the Fund is not insured by the FDIC or any other government agency.
         o    The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
         o    The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
         o    When an investor's shares are redeemed, they may be worth more or less than their original cost.
         o    Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

         |X|  Total Return Information.  There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below).  For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. For Class N shares, the 1% contingent deferred sales charge is deducted for returns for the one year period, and total returns for the periods prior to 3.1.01 (the inception date for Class N shares) is based on the
Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees.  There is no sales charge on Class Y shares.

Average Annual Total Return.  The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n"
in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

-------------------------------------------------------------------------------------------------------------------

                                                 [OBJECT OMITTED]
-------------------------------------------------------------------------------------------------------------------

|_|      Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

    ATVD 1/n              - 1= Average Annual Total Return (After Taxes on Distributions)
    ----
   P

|_|      Average Annual Total Return (After Taxes on Distributions and Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

       ATVDR 1/n       - 1= Average Annual Total Return (After Taxes on Distributions and Redemption)
  -    -----
     P

              |_| Cumulative Total Return.  The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.
Cumulative total return is determined as follows:

-------------------------------------------------------------------------------------------------------------------
                                                 [OBJECT OMITTED]
-------------------------------------------------------------------------------------------------------------------

              |_| Total Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C
or Class N shares.  There is no sales charge on Class Y Shares.   Each is based on the difference in net asset
value per share at the beginning and the end of the period for a hypothetical investment in that class of shares
(without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

----------------------------------------------------------------------------------------------------------------------

                               The Fund's Total Returns for the Periods Ended 8/31/02

----------------------------------------------------------------------------------------------------------------------
-------------- ------------------------- -----------------------------------------------------------------------------
Class of       Cumulative Total          Average Annual Total Returns
               Returns (10 years or
Shares         Life of Class)
-------------- ------------------------- -----------------------------------------------------------------------------
-------------- ------------------------- ------------------------- ------------------------- -------------------------
                                                  1-Year                    5-Year                   10-Year
                                                                      (or life-of-class)        (or life-of-class)
-------------- ------------------------- ------------------------- ------------------------- -------------------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
               After        Without      After        Without      After        Without      After        Without
               Sales        Sales        Sales        Sales        Sales        Sales        Sales        Sales
               Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class A        223.75%      243.51%      -17.91%      -12.90%      0.86%        2.06%        12.47%       13.13%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class B        87.11%2      87.11%2      -17.89%      -13.58%      0.99%        1.29%        8.24%2       8.24%2

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class C        91.80%3      91.80%3      -14.45%      -13.58%      1.30%        1.30%        7.73%3       7.73%3

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class N        -19.69%4     -18.88%4     -14.01%      -13.15%      -13.60%4     -13.02%4     N/A          N/A

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class Y        N/A          38.54%5      N/A
                                                      -12.74%      N/A          2.25%        N/A          5.75%5

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

1. Inception of Class A:   02/03/88
2. Inception of Class B:   10/03/94
3. Inception of Class C:   12/01/93
4. Inception of Class N:   03/01/01
5. Inception of Class Y:   11/01/96

----------------------------------------------------------------------------------------------------------------------

                        Average Annual Total Returns for Class A Shares1 (After Sales Charge)
                                            For the Periods Ended 8/31/02

----------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------ ------------------------- --------------------------

                                                 1-Year                    5-Year                    10 Year

---------------------------------------- ------------------------ ------------------------- --------------------------
---------------------------------------- ------------------------ ------------------------- --------------------------

After Taxes on Distributions                     -18.00%                   -0.53%                    10.36%

---------------------------------------- ------------------------ ------------------------- --------------------------
---------------------------------------- ------------------------ ------------------------- --------------------------

After Taxes on Distributions and
Redemption of Fund Shares                          -10.87%                 0.62%                      9.85%

---------------------------------------- ------------------------ ------------------------- --------------------------

   1. Inception of Class A shares: 02/03/88

Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional
Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |_|  Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper").  Lipper is a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories based on investment styles.  The performance of the Fund is ranked by Lipper against all other large-cap growth funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.  Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

              |_| Morningstar Rankings.  From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.
Morningstar ranks mutual funds in their specialized market sector.  The Fund is ranked among the large blend category.

         For each fund with at least a three-year history; Morningstar calculates a Morningstar Rating(TM)based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and
rewarding consistent performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive
4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar
Rating metrics.

|_|      Performance Rankings and Comparisons by Other Entities and Publications.
From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.  The performance
of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on
Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time, the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds.  The combined account may be part of an illustration of an asset allocation model or similar presentation.  The account performance may combine total return performance of the fund and the total return performance of other
Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

o        information about the performance of certain securities or commodities markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix
C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased through AccountLink, each purchase must be at least $25. Effective
November 1, 2002, for any new Asset Builder Plan, each purchase through AccountLink must be at least $50 and
                                                                                                         ---
shareholders must invest at least $500 before an Asset Builder Plan can be established on a new account. Accounts established prior to November 1, 2001 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares.  Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New
York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days.  If
Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day.  The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and
brokers making such sales.  No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

         |X|  Right of Accumulation.  To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o        Class A and Class B shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o        Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o        Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class
                  A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds.  The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer Bond Fund                                         Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                         Oppenheimer New Jersey Municipal Fund

Oppenheimer Capital Appreciation Fund                         Oppenheimer New York Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                              Oppenheimer Quest Capital Value Fund, Inc.

Oppenheimer Convertible Securities Fund                       Oppenheimer Quest Global Value Fund, Inc.

Oppenheimer Developing Markets Fund                           Oppenheimer Quest Opportunity Value Fund

Oppenheimer Disciplined Allocation Fund                       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                                    Oppenheimer Real Asset Fund

Oppenheimer Emerging Growth Fund                              Oppenheimer Rochester National Municipals

Oppenheimer Emerging Technologies Fund                        Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Small Cap Value Fund

Oppenheimer Europe Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                                       Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund                       Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Growth Fund                                       Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund                           Oppenheimer Value Fund
Oppenheimer International Growth Fund                         Limited-Term New York Municipal Fund

Oppenheimer International Small Company Fund                  Rochester Fund Municipals

Oppenheimer Limited-Term Government Fund                      OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited Term Municipal Fund                       OSM1 - Jennison Growth Fund

Oppenheimer Main Street Growth & Income Fund                  OSM1 - Mercury Advisors S&P 500 Index Fund
Oppenheimer Main Street Opportunity Fund                      OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer Main Street Small Cap Fund                        OSM1 - QM Active Balanced Fund

Oppenheimer MidCap Fund                                       OSM1 - Salomon Brothers All Cap Fund
Oppenheimer Multiple Strategies Fund

And the following money market funds:

Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust                                   Oppenheimer Cash Reserves
Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.
1 - "OSM" stands for Oppenheimer Select Managers

         There is an initial sales charge on the purchase
of Class A shares of each of the Oppenheimer funds
described above except the money market funds. Under
certain circumstances described in this Statement of
Additional Information, redemption proceeds of certain
money market fund shares may be subject to a contingent
deferred sales charge.

Letters of Intent.  Under a Letter of Intent, if you
purchase Class A shares or Class A and Class B shares of
the Fund and other Oppenheimer funds during a 13-month
period, you can reduce the sales charge rate that applies
to your purchases of Class A shares.  The total amount of
your intended purchases of both Class A and Class B shares
will determine the reduced sales charge rate for the Class
A shares purchased during that period.  You can include
purchases made up to 90 days before the date of the
Letter.  Letters of Intent do not consider Class C or Class
N shares you purchase or may have purchased.

         A Letter of Intent is an investor's statement in
writing to the Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this
may include purchases made up to 90 days prior to the date
of the Letter.  The Letter states the investor's intention
to make the aggregate amount of purchases of shares which,
when added to the investor's holdings of shares of those
funds, will equal or exceed the amount specified in the
Letter.  Purchases made by reinvestment of dividends or
distributions of capital gains and purchases made at net
asset value without sales charge do not count toward
satisfying the amount of the Letter.

         A Letter enables an investor to count the Class A
and Class B shares purchased under the Letter to obtain the
reduced sales charge rate on purchases of Class A shares of
the Fund (and other Oppenheimer funds) that applies under
the Right of Accumulation to current purchases of Class A
shares.  Each purchase of Class A shares under the Letter
will be made at the offering price (including the sales
charge) that applies to a single lump-sum purchase of
shares in the amount intended to be purchased under the
Letter.

         In submitting a Letter, the investor makes no
commitment to purchase shares. However, if the investor's
purchases of shares within the Letter of Intent period,
when added to the value (at offering price) of the
investor's holdings of shares on the last day of that
period, do not equal or exceed the intended purchase
amount, the investor agrees to pay the additional amount of
sales charge applicable to such purchases. That amount is
described in "Terms of Escrow," below (those terms may be
amended by the Distributor from time to time).  The
investor agrees that shares equal in value to 5% of the
intended purchase amount will be held in escrow by the
Transfer Agent subject to the Terms of Escrow.  Also, the
investor agrees to be bound by the terms of the Prospectus,
this Statement of Additional Information and the
application used for a Letter of Intent. If those terms are
amended, as they may be from time to time by the Fund, the
investor agrees to be bound by the amended terms and that
those amendments will apply automatically to existing
Letters of Intent.

         If the total eligible purchases made during the
Letter of Intent period do not equal or exceed the intended
purchase amount, the concessions previously paid to the
dealer of record for the account and the amount of sales
charge retained by the Distributor will be adjusted to the
rates applicable to actual total purchases.  If total
eligible purchases during the Letter of Intent period
exceed the intended purchase amount and exceed the amount
needed to qualify for the next sales charge rate reduction
set forth in the Prospectus, the sales charges paid will be
adjusted to the lower rate. That adjustment will be made
only if and when the dealer returns to the Distributor the
excess of the amount of concessions allowed or paid to the
dealer over the amount of concessions that apply to the
actual amount of purchases.  The excess concessions
returned to the Distributor will be used to purchase
additional shares for the investor's account at the net
asset value per share in effect on the date of such
purchase, promptly after the Distributor's receipt thereof.

         The Transfer Agent will not hold shares in escrow
for purchases of shares of the Fund and other Oppenheimer
funds by OppenheimerFunds prototype 401(k) plans under a
Letter of Intent. If the intended purchase amount under a
Letter of Intent entered into by an OppenheimerFunds
prototype 401(k) plan is not purchased by the plan by the
end of the Letter of Intent period, there will be no
adjustment of concessions paid to the broker-dealer or
financial institution of record for accounts held in the
name of that plan.

         In determining the total amount of purchases made
under a Letter, shares redeemed by the investor prior to
the termination of the Letter of Intent period will be
deducted.  It is the responsibility of the dealer of record
and/or the investor to advise the Distributor about the
Letter in placing any purchase orders for the investor
during the Letter of Intent period.  All of such purchases
must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of
         Intent.

         1.   Out of the initial purchase (or subsequent
purchases if necessary) made pursuant to a Letter, shares
of the Fund equal in value up to 5% of the intended
purchase amount specified in the Letter shall be held in
escrow by the Transfer Agent.  For example, if the intended
purchase amount is $50,000, the escrow shall be shares
valued in the amount of $2,500 (computed at the offering
price adjusted for a $50,000 purchase).  Any dividends and
capital gains distributions on the escrowed shares will be
credited to the investor's account.

         2.   If  the  total  minimum  investment  specified
under the Letter is completed within the 13-month Letter of
Intent period, the escrowed shares will be promptly
released to the investor.

         3.   If, at the end of the 13-month Letter of
Intent period the total purchases pursuant to the Letter
are less than the intended purchase amount specified in the
Letter, the investor must remit to the Distributor an
amount equal to the difference between the dollar amount of
sales charges actually paid and the amount of sales charges
which would have been paid if the total amount purchased
had been made at a single time.  That sales charge
adjustment will apply to any shares redeemed prior to the
completion of the Letter.  If the difference in sales
charges is not paid within twenty days after a request from
the Distributor or the dealer, the Distributor will, within
sixty days of the expiration of the Letter, redeem the
number of escrowed shares necessary to realize such
difference in sales charges.  Full and fractional shares
remaining after such redemption will be released from
escrow.  If a request is received to redeem escrowed shares
prior to the payment of such additional sales charge, the
sales charge will be withheld from the redemption proceeds.

         4.   By signing the Letter, the investor
irrevocably constitutes and appoints the Transfer Agent as
attorney-in-fact to surrender for redemption any or all
escrowed shares.

5.       The shares eligible for purchase under the Letter
(or the holding of which may be counted toward completion
of a Letter) include:

(a)      Class A shares sold with a front-end sales charge
                  or subject to a Class A contingent
                  deferred sales charge,
(b)      Class B shares of other Oppenheimer funds acquired
                  subject to a contingent deferred sales
                  charge, and
(c)      Class A or Class B shares acquired by exchange of
                  either (1) Class A shares of one of the
                  other Oppenheimer funds that were
                  acquired subject to a Class A initial or
                  contingent deferred sales charge or (2)
                  Class B shares of one of the other
                  Oppenheimer funds that were acquired
                  subject to a contingent deferred sales
                  charge.

         6.   Shares held in escrow hereunder will
automatically be exchanged for shares of another fund to
which an exchange is requested, as described in the section
of the Prospectus entitled "How to Exchange Shares" and the
escrow will be transferred to that other fund.

Asset Builder  Plans.  To establish an Asset Builder Plan to buy shares directly from a bank account,  you must enclose a check (the  minimum is $25) for the  initial  purchase  with your application. Currently, the minimum investment is $25
to establish an Asset Builder Plan, and will remain at $25
for those accounts established prior to November 1, 2002.
However, as described above under "AccountLink," for Asset
Builder Plans established on or after November 1, 2002, the
minimum investment for new Asset Builder Plans will
increase to $50, each purchase must be at least $50 and
                                                    ---
shareholders must invest at least $500 before an Asset
Builder Plan can be established. Shares purchased by Asset
Builder Plan payments from bank accounts are subject to the
redemption restrictions for recent purchases described in
the Prospectus.  Asset Builder Plans are available only if
your bank is an ACH member.  Asset Builder Plans may not be
used to buy shares for OppenheimerFunds employer-sponsored
qualified retirement accounts. Asset Builder Plans also
enable shareholders of Oppenheimer Cash Reserves to use
their fund account to make monthly automatic purchases of
shares of up to four other Oppenheimer funds.

         If you make payments from your bank account to
purchase shares of the Fund, your bank account will be
debited automatically.  Normally the debit will be made two
business days prior to the investment dates you selected on
your application.  Neither the Distributor, the Transfer
Agent nor the Fund shall be responsible for any delays in
purchasing shares that result from delays in ACH
transmissions.

         Before you establish Asset Builder payments, you
should obtain a prospectus of the selected fund(s) from
your financial advisor (or the Distributor) and request an
application from the Distributor.  Complete the application
and return it.  You may change the amount of your Asset
Builder payment or you can terminate these automatic
investments at any time by writing to the Transfer Agent.
The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions
to implement them.  The Fund reserves the right to amend,
suspend or discontinue offering Asset Builder plans at any
time without prior notice.

Retirement Plans. Certain types of retirement plans are
entitled to purchase shares of the Fund without sales
charge or at reduced sales charge rates, as described in
Appendix C to this Statement of Additional Information.
Certain special sales charge arrangements described in that
Appendix apply to retirement plans whose records are
maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special
arrangement with Merrill Lynch. If on the date the plan
sponsor signed the Merrill Lynch record keeping service
agreement the plan has less than $3 million in assets
(other than assets invested in money market funds) invested
in applicable investments, then the retirement plan may
purchase only Class B shares of the Oppenheimer funds. Any
retirement plans in that category that currently invest in
Class B shares of the Fund will have their Class B shares
converted to Class A shares of the Fund when the plan's
applicable investments reach $5 million.  OppenheimerFunds
has entered into arrangements with certain record keepers
whereby the Transfer Agent compensates the record keeper
for its record keeping and account servicing functions that
it performs on behalf of the participant level accounts of
a retirement plan.  While such compensation may act to
reduce the record keeping fees charged by the retirement
plan's record keeper, that compensation arrangement may be
terminated at any time, potentially affecting the record
keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders.  Cancellation of purchase
orders for the Fund's shares (for example, when a purchase
check is returned to the Fund unpaid) causes a loss to be
incurred when the net asset values of the Fund's shares on
the cancellation date is less than on the purchase date.
That loss is equal to the amount of the decline in the net
asset value per share multiplied by the number of shares in
the purchase order. The investor is responsible for that
loss. If the investor fails to compensate the Fund for the
loss, the Distributor will do so. The Fund may reimburse
the Distributor for that amount by redeeming shares from
any account registered in that investor's name, or the Fund
or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund
represents an interest in the same portfolio of investments
of the Fund.  However, each class has different shareholder
privileges and features.  The net income attributable to
Class B, Class C or Class N shares and the dividends
payable on Class B, Class C or Class N shares will be
reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to
which Class B, Class C and Class N shares are subject.
         The availability of different classes of shares
permits an investor to choose the method of purchasing
shares that is more appropriate for the investor. That may
depend on the amount of the purchase, the length of time
the investor expects to hold shares, and other relevant
circumstances. Class A shares normally are sold subject to
an initial sales charge. While Class B, Class C and Class N
shares have no initial sales charge, the purpose of the
deferred sales charge and asset-based sales charge on Class
B, Class C and Class N shares is the same as that of the
initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions
that sell shares of the Fund.  A salesperson who is
entitled to receive compensation from his or her firm for
selling Fund shares may receive different levels of
compensation for selling one class of shares rather than
another.

         The Distributor will not accept any order in the
amount of $500,000 or more for Class B shares or $1 million
or more for Class C shares on behalf of a single investor
(not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for
that investor to purchase Class A shares of the Fund.

Class A Shares Subject to a Contingent Deferred Sales
Charge. For purchases of Class A shares at net asset value
whether or not subject to a contingent deferred sales
charge as described in the Prospectus, no sales concessions
will be paid to the broker-dealer of record, as described
in the Prospectus, on sales of Class A shares purchased
with the redemption proceeds of shares of another mutual
fund offered as an investment option in a retirement plan
in which Oppenheimer funds are also offered as investment
options under a special arrangement with the Distributor,
if the purchase occurs more than 30 days after the
Oppenheimer funds are added as an investment option under
that plan. Additionally, that concession will not be paid
on purchases of Class A shares by a retirement plan made
with the redemption proceeds of Class N shares of one or
more Oppenheimer funds held by the plan for more than 18
months.

         |X|  Class B Conversion. Under current
interpretations of applicable federal income tax law by the
Internal Revenue Service, the conversion of Class B shares
to Class A shares after six years is not treated as a
taxable event for the shareholder. If those laws or the IRS
interpretation of those laws should change, the automatic
conversion feature may be suspended. In that event, no
further conversions of Class B shares would occur while
that suspension remained in effect.  Although Class B
shares could then be exchanged for Class A shares on the
basis of relative net asset value of the two classes,
without the imposition of a sales charge or fee, such
exchange could constitute a taxable event for the
shareholder, and absent such exchange, Class B shares might
continue to be subject to the asset-based sales charge for
longer than six years.

         |X|  Availability of Class N Shares.  In addition
to the description of the types of retirement plans which
may purchase Class N shares contained in the prospectus,
Class N shares also are offered to the following:
         o        to all rollover IRAs (including SEP IRAs
                  and SIMPLE IRAs),
o        to all rollover contributions made to Individual
                  401(k) plans, Profit-Sharing Plans and
                  Money Purchase Pension Plans,

o        to all direct rollovers from
                  OppenheimerFunds-sponsored Pinnacle and
                  Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix
                  C to this Statement of Additional
                  Information) which have entered into a
                  special agreement with the Distributor
                  for that purpose,
o        to Retirement Plans qualified under Sections
                  401(a) or 401(k) of the Internal Revenue
                  Code, the recordkeeper or the plan
                  sponsor for which has entered into a
                  special agreement with the Distributor,
o        to Retirement Plans of a plan sponsor where the
                  aggregate assets of all such plans
                  invested in the Oppenheimer funds is
                  $500,000 or more,
o        to OppenheimerFunds-sponsored Ascender 401(k)
                  plans that pay for the purchase with the
                  redemption proceeds of Class A shares of
                  one or more Oppenheimer funds.
o        to certain customers of broker-dealers and
                  financial advisors that are identified in
                  a special agreement between the
                  broker-dealer or financial advisor and
                  the Distributor for that purpose.

         The sales concession and the advance of the
service fee, as described in the Prospectus, will not be
paid to dealers of record on sales of Class N shares on:
              o   purchases of Class N shares in amounts of
                  $500,000 or more by a retirement plan
                  that pays for the purchase with the
                  redemption proceeds of Class A shares of
                  one or more Oppenheimer funds (other than
                  rollovers from an
                  OppenheimerFunds-sponsored Pinnacle or
                  Ascender 401(k) plan to any IRA invested
                  in the Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000
                  or more by a retirement plan that pays
                  for the purchase with the redemption
                  proceeds of  Class C shares of one or
                  more Oppenheimer funds held by the plan
                  for more than one year (other than
                  rollovers from an
                  OppenheimerFunds-sponsored Pinnacle or
                  Ascender 401(k) plan to any IRA invested
                  in the Oppenheimer funds), and
o        on purchases of Class N shares by an
                  OppenheimerFunds-sponsored Pinnacle or
                  Ascender 401(k) plan made with the
                  redemption proceeds of Class A shares of
                  one or more Oppenheimer funds.

              No sales concessions will be paid to the
broker-dealer of record, as described in the Prospectus, on
sales of Class N shares purchased with the redemption
proceeds of shares of another mutual fund offered as an
investment option in a retirement plan in which Oppenheimer
funds are also offered as investment options under a
special arrangement with the Distributor, if the purchase
occurs more than 30 days after the Oppenheimer funds are
added as an investment option under that plan.

         |X|  Allocation of Expenses. The Fund pays
expenses related to its daily operations, such as custodian
fees, Directors' fees, transfer agency fees, legal fees and
auditing costs.  Those expenses are paid out of the Fund's
assets and are  not paid directly by shareholders.
However, those expenses reduce the net asset values of
shares, and therefore are indirectly borne by shareholders
through their investment.

         The methodology for calculating the net asset
value, dividends and distributions of the Fund's share
classes recognizes two types of expenses.  General expenses
that do not pertain specifically to any one class are
allocated pro rata to the shares of all classes. The
allocation is based on the percentage of the Fund's total
assets that is represented by the assets of each class, and
then equally to each outstanding share within a given
class.  Such general expenses include management fees,
legal, bookkeeping and audit fees, printing and mailing
costs of shareholder reports, Prospectuses, Statements of
Additional Information and other materials for current
shareholders, fees to unaffiliated Directors, custodian
expenses, share issuance costs, organization and start-up
costs, interest, taxes and brokerage commissions, and
non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a
particular class are allocated equally to each outstanding
share within that class.  Examples of such expenses include
distribution and  service plan (12b-1) fees, transfer and
shareholder servicing agent fees and expenses, and
shareholder meeting expenses (to the extent that such
expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee
is charged on any account valued at less than $500.  This
fee will not be charged for:
o        Accounts that have balances below $500 due to the
         automatic conversion of shares from Class B to
         Class A shares;
o        Accounts with an active Asset Builder Plan,
         payroll deduction plan or a military allotment
         plan;
o        OppenheimerFunds-sponsored group retirement
         accounts that are making continuing purchases;
o        Certain accounts held by broker-dealers through
         the National Securities Clearing Corporation; and
o        Accounts that fall below the $500 threshold due
         solely to market fluctuations within the 12-month
         period preceding the date the fee is deducted.

         The first fee is charged annually on or about the
second to last business day of September.  This annual fee
will be waived for any shareholders who elect to access
their account documents through electronic document
delivery rather than in paper copy and who elect to utilize
the Internet or PhoneLink as their primary source for their
general servicing needs.  To sign up to access account
documents electronically via eDocs Direct, please visit the
Service Center on our website at WWW.OPPENHEIMERFUNDS.COM
                                 ------------------------
or call 1.888.470.0862 for instructions.

Determination of Net Asset Values Per Share.  The net asset
values per share of each class of shares of the Fund are
determined as of the close of business of The New York
Stock Exchange ("the Exchange") on each day that the
Exchange is open. The calculation is done by dividing the
value of the Fund's net assets attributable to a class by
the number of shares of that class that are outstanding.
The Exchange normally closes at 4:00 P.M., Eastern time,
but may close earlier on some other days (for example, in
case of weather emergencies or on days falling before a
U.S. holiday).  All references to time in this Statement of
Additional Information mean "Eastern time." The Exchange's
most recent annual announcement (which is subject to
change) states that it will close on New Year's Day, Martin
Luther King, Jr. Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day
and Christmas Day.  It may also close on other days.

         Dealers other than Exchange members may conduct
trading in certain securities on days on which the Exchange
is closed (including weekends and holidays) or after 4:00
P.M. on a regular business day. Because the Fund's net
asset values will not be calculated on those days, the
Fund's net asset values per share may be significantly
affected on such days when shareholders may not purchase or
redeem shares.  Additionally, trading on European and Asian
stock exchanges and over-the-counter markets normally is
completed before the close of the New York Stock Exchange.

         Changes in the values of securities traded on
foreign exchanges or markets as a result of events that
occur after the prices of those securities are determined,
but before the close of The New York Stock Exchange, will
not be reflected in the Fund's calculation of its net asset
values that day unless the Manager determines that the
event is likely to effect a material change in the value of
the security. The Manager, or an internal valuation
committee established by the Manager, as applicable, may
establish a valuation, under procedures established by the
Board and subject to the approval, ratification and
confirmation by the Board at its next ensuing meeting.

         |X|  Securities Valuation.  The Fund's Board of
Directors has established procedures for the valuation of
the Fund's securities. In general those procedures are as
follows:

              Equity securities traded on a U.S. securities
exchange or on Nasdaq(R)are valued as follows:
                  if last sale information is regularly
                      reported, they are valued at the last
                      reported sale price on the principal
                      exchange on which they are traded or
                      on Nasdaq, as applicable, on that
                      day, or
(2)      if last sale information is not available on a
                      valuation date, they are valued at
                      the last reported sale price
                      preceding the valuation date if it is
                      within the spread of the closing
                      "bid" and "asked" prices on the
                      valuation date or, if not,  at the
                      closing "bid" price on the valuation
                      date.

              Equity securities traded on a foreign
securities exchange generally are valued in one of the
following ways:
         (1)  at the last sale price available to the
                      pricing service approved by the Board
                      of Directors, or
(2)      at the last sale price obtained by the Manager
                      from the report of the principal
                      exchange on which the security is
                      traded at its last trading session on
                      or immediately before the valuation
                      date, or
(3)      at the mean between the "bid" and "asked" prices
                      obtained from the principal exchange
                      on which the security is traded or,
                      on the basis of reasonable inquiry,
                      from two market makers in the
                      security.

              Long-term debt securities having a remaining
maturity in excess of 60 days are valued based on the mean
between the "bid" and "asked" prices determined by a
portfolio pricing service approved by the Fund's Board of
Directors or obtained by the Manager from two active market
makers in the security on the basis of reasonable inquiry.
o        The following securities are valued at the mean
between the "bid" and "asked" prices determined by a
pricing service approved by the Fund's Board of Directors
or obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than

                      397 days when issued,
(2)      debt instruments that had a maturity of 397 days
                      or less when issued and have a
                      remaining maturity of more than 60
                      days, and
(3)      non-money market debt instruments that had a
                      maturity of 397 days or less when
                      issued and which have a remaining
                      maturity of 60 days or less.
         The following securities are valued at cost,
adjusted for amortization of premiums and accretion of
discounts:o
(1)      money market debt securities held by a non-money
                      market fund that had a maturity of
                      less than 397 days when issued that
                      have a remaining maturity of 60 days
                      or less, and
(2)      debt instruments held by a money market fund that
                      have a remaining maturity of 397 days
                      or less.

              Securities (including restricted securities)
not having readily-available market quotations are valued
at fair value determined under the Board's procedures.  If
the Manager is unable to locate two market makers willing
to give quotes, a security may be priced at the mean
between the "bid" and "asked" prices provided by a single
active market maker (which in certain cases may be the
"bid" price if no "asked" price is available).

         In the case of U.S. government securities,
mortgage-backed securities, corporate bonds and foreign
government securities, when last sale information is not
generally available, the Manager may use pricing services
approved by the Board of Directors. The pricing service may
use "matrix" comparisons to the prices for comparable
instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the
tax-exempt status of the interest paid by municipal
securities).  The Manager will monitor the accuracy of the
pricing services. That monitoring may include comparing
prices used for portfolio valuation to actual sales prices
of selected securities.

         The closing prices in the London foreign exchange
market on a particular business day that are provided to
the Manager by a bank, dealer or pricing service that the
Manager has determined to be reliable are used to value
foreign currency, including forward contracts, and to
convert to U.S. dollars securities that are denominated in
foreign currency.

         Puts, calls, and futures are valued at the last
sale price on the principal exchange on which they are
traded or on Nasdaq, as applicable, as determined by a
pricing service approved by the Board of Directors or by
the Manager.  If there were no sales that day, they shall
be valued at the last sale price on the preceding trading
day if it is within the spread of the closing "bid" and
"asked" prices on the principal exchange or on Nasdaq on
the valuation date. If not, the value shall be the closing
bid price on the principal exchange or on Nasdaq on the
valuation date.  If the put, call or future is not traded
on an exchange or on Nasdaq, it shall be valued by the mean
between "bid" and "asked" prices obtained by the Manager
from two active market makers. In certain cases that may be
at the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to
the premium received is included in the Fund's Statement of
Assets and Liabilities as an asset. An equivalent credit is
included in the liability section.  The credit is adjusted
("marked-to-market") to reflect the current market value of
the option. In determining the Fund's gain on investments,
if a call or put written by the Fund is exercised, the
proceeds are increased by the premium received.  If a call
or put written by the Fund expires, the Fund has a gain in
the amount of the premium. If the Fund enters into a
closing purchase transaction, it will have a gain or loss,
depending on whether the premium received was more or less
than the cost of the closing transaction.  If the Fund
exercises a put it holds, the amount the Fund receives on
its sale of the underlying investment is reduced by the
amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions
for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire.  The
Federal Funds wire of redemption proceeds may be delayed if
the Fund's custodian bank is not open for business on a day
when the Fund would normally authorize the wire to be made,
which is usually the Fund's next regular business day
following the redemption.  In those circumstances, the wire
will not be transmitted until the next bank business day on
which the Fund is open for business.  No dividends will be
paid on the proceeds of redeemed shares awaiting transfer
by Federal Funds wire.

Reinvestment Privilege.  Within six months of a redemption,
a shareholder may reinvest all or part of the redemption
proceeds of:

o        Class A shares purchased subject to an initial
              sales charge or Class A shares on which a
              contingent deferred sales charge was paid, or
o        Class B shares that were subject to the Class B
              contingent deferred sales charge when
              redeemed.

         The reinvestment may be made without sales charge
only in Class A shares of the Fund or any of the other
Oppenheimer funds into which shares of the Fund are
exchangeable as described in "How to Exchange Shares"
below. Reinvestment will be at the net asset value next
computed after the Transfer Agent receives the reinvestment
order.  The shareholder must ask

the Transfer Agent for that privilege at the time of
reinvestment. This privilege does not apply to Class C,
Class N or Class Y shares. The Fund may amend, suspend or
cease offering this reinvestment privilege at any time as
to shares redeemed after the date of such amendment,
suspension or cessation.

         Any capital gain that was realized when the shares
were redeemed is taxable, and reinvestment will not alter
any capital gains tax payable on that gain.  If there has
been a capital loss on the redemption, some or all of the
loss may not be tax deductible, depending on the timing and
amount of the reinvestment.  Under the Internal Revenue
Code, if the redemption proceeds of Fund shares on which a
sales charge was paid are reinvested in shares of the Fund
or another of the Oppenheimer funds within 90 days of
payment of the sales charge, the shareholder's basis in the
shares of the Fund that were redeemed may not include the
amount of the sales charge paid.  That would reduce the
loss or increase the gain recognized from the redemption.
However, in that case the sales charge would be added to
the basis of the shares acquired by the reinvestment of the
redemption proceeds.

Payments "In Kind". The Prospectus states that payment for
shares tendered for redemption is ordinarily made in cash.
However, under certain circumstances, the Board of
Directors of the Fund may determine that it would be
detrimental to the best interests of the remaining
shareholders of the Fund to make payment of a redemption
order wholly or partly in cash. In that case, the Fund may
pay the redemption proceeds in whole or in part by a
distribution "in kind" of liquid securities from the
portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1
under the Investment Company Act. Under that rule, the Fund
is obligated to redeem shares solely in cash up to the
lesser of $250,000 or 1% of the net assets of the Fund
during any 90-day period for any one shareholder. If shares
are redeemed in kind, the redeeming shareholder might incur
brokerage or other costs in selling the securities for
cash. The Fund will value securities used to pay
redemptions in kind using the same method the Fund uses to
value its portfolio securities described above under
"Determination of Net Asset Values Per Share." That
valuation will be made as of the time the redemption price
is determined.

Involuntary Redemptions. The Fund's Board of Directors has
the right to cause the involuntary redemption of the shares
held in any account if the aggregate net asset value of
those shares is less than $500 or such lesser amount as the
Board may fix.  The Board will not cause the involuntary
redemption of shares in an account if the aggregate net
asset value of such shares has fallen below the stated
minimum solely as a result of market fluctuations.  If the
Board exercises this right, it may also fix the
requirements for any notice to be given to the shareholders
in question (not less than 30 days). The Board may
alternatively set requirements for the shareholder to
increase the investment, or set other terms and conditions
so that the shares would not be involuntarily redeemed

Transfers of Shares.  A transfer of shares to a different
registration is not an event that triggers the payment of
sales charges. Therefore, shares are not subject to the
payment of a contingent deferred sales charge of any class
at the time of transfer to the name of another person or
entity. It does not matter whether the transfer occurs by
absolute assignment, gift or bequest, as long as it does
not involve, directly or indirectly, a public sale of the
shares.  When shares subject to a contingent deferred sales
charge are transferred, the transferred shares will remain
subject to the contingent deferred sales charge. It will be
calculated as if the transferee shareholder had acquired
the transferred shares in the same manner and at the same
time as the transferring shareholder.

         If less than all shares held in an account are
transferred, and some but not all shares in the account
would be subject to a contingent deferred sales charge if
redeemed at the time of transfer, the priorities described
in the Prospectus under "How to Buy Shares" for the
imposition of the Class B, Class C and Class N contingent
deferred sales charge will be followed in determining the
order in which shares are transferred.

Distributions From Retirement Plans.  Requests for
distributions from OppenheimerFunds-sponsored IRAs,
SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k)
plans or pension or profit-sharing plans should be
addressed to "Trustee, OppenheimerFunds Retirement Plans,"
c/o the Transfer Agent at its address listed in "How To
Sell Shares" in the Prospectus or on the back cover of this
Statement of Additional Information.  The request must:
(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if

              the distribution is premature; and
(3)      conform to the requirements of the plan and the
              Fund's other redemption requirements.

         Participants (other than self-employed plan
sponsors) in OppenheimerFunds-sponsored pension or
profit-sharing plans with shares of the Fund held in the
name of the plan or its fiduciary may not directly request
redemption of their accounts.  The plan administrator or
fiduciary must sign the request.

         Distributions from pension and profit sharing
plans are subject to special requirements under the
Internal Revenue Code and certain documents (available from
the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.
Distributions from retirement plans are subject to
withholding requirements under the Internal Revenue Code,
and IRS Form W-4P (available from the Transfer Agent) must
be submitted to the Transfer Agent with the distribution
request, or the distribution may be delayed.  Unless the
shareholder has provided the Transfer Agent with a
certified tax identification number, the Internal Revenue
Code requires that tax be withheld from any distribution
even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer
Agent assume no responsibility to determine whether a
distribution satisfies the conditions of applicable tax
laws and will not be responsible for any tax penalties
assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers
and Brokers.  The Distributor is the Fund's agent to
repurchase its shares from authorized dealers or brokers on
behalf of their customers.  Shareholders should contact
their broker or dealer to arrange this type of redemption.
The repurchase price per share will be the net asset value
next computed after the Distributor receives an order
placed by the dealer or broker. However, if the Distributor
receives a repurchase order from a dealer or broker after
the close of The New York Stock Exchange on a regular
business day, it will be processed at that day's net asset
value if the order was received by the dealer or broker
from its customers prior to the time the Exchange closes.
Normally, the Exchange closes at 4:00 P.M., but may do so
earlier on some days. Additionally, the order must have
been transmitted to and received by the Distributor prior
to its close of business that day (normally 5:00 P.M.).

         Ordinarily, for accounts redeemed by a
broker-dealer under this procedure, payment will be made
within three business days after the shares have been
redeemed upon the Distributor's receipt of the required
redemption documents in proper form. The signature(s) of
the registered owners on the redemption documents must be
guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning
shares of the Fund valued at $5,000 or more can authorize
the Transfer Agent to redeem shares (having a value of at
least $50) automatically on a monthly, quarterly,
semi-annual or annual basis under an Automatic Withdrawal
Plan.  Shares will be redeemed three business days prior to
the date requested by the shareholder for receipt of the
payment.  Automatic withdrawals of up to $1,500 per month
may be requested by telephone if payments are to be made by
check payable to all shareholders of record. Payments must
also be sent to the address of record for the account and
the address must not have been changed within the prior 30
days.  Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be
arranged on this basis.

         Payments are normally made by check, but
shareholders having AccountLink privileges (see "How To Buy
Shares") may arrange to have Automatic Withdrawal Plan
payments transferred to the bank account designated on the
account application or by signature-guaranteed instructions
sent to the Transfer Agent.  Shares are normally redeemed
pursuant to an Automatic Withdrawal Plan three business
days before the payment transmittal date you select in the
account application.  If a contingent deferred sales charge
applies to the redemption, the amount of the check or
payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on
the date requested. The Fund reserves the right to amend,
suspend or discontinue offering these plans at any time
without prior notice. Because of the sales charge assessed
on Class A share purchases, shareholders should not make
regular additional Class A share purchases while
participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish
automatic withdrawal plans, because of the potential
imposition of the contingent deferred sales charge on such
withdrawals (except where the Class B, Class C or Class N
contingent deferred sales charge is waived as described in
Appendix C to this Statement of Additional Information).

         By requesting an Automatic Withdrawal or Exchange
Plan, the shareholder agrees to the terms and conditions
that apply to such plans, as stated below.  These
provisions may be amended from time to time by the Fund
and/or the Distributor.  When adopted, any amendments will
automatically apply to existing Plans.

         |X|  Automatic Exchange Plans.  Shareholders can
authorize the Transfer Agent to exchange a pre-determined
amount of shares of the Fund for shares (of the same class)
of other Oppenheimer funds automatically on a monthly,
quarterly, semi-annual or annual basis under an Automatic
Exchange Plan. The minimum amount that may be exchanged to
each other fund account is $25. Effective November 1, 2002,
the minimum amount that may be exchanged to each other fund
account is $50. Instructions should be provided on the
OppenheimerFunds Application or signature-guaranteed
instructions. Exchanges made under these plans are subject
to the restrictions that apply to exchanges as set forth in
"How to Exchange Shares" in the Prospectus and below in
this Statement of Additional Information.

Automatic Withdrawal Plans.  Fund shares will be redeemed
as necessary to meet withdrawal payments.  Shares acquired
without a sales charge will be redeemed first. Shares
acquired with reinvested dividends and capital gains
distributions will be redeemed next, followed by shares
acquired with a sales charge, to the extent necessary to
make withdrawal payments.  Depending upon the amount
withdrawn, the investor's principal may be depleted.
Payments made under these plans should not be considered as
a yield or income on your investment.

         The Transfer Agent will administer the investor's
Automatic Withdrawal Plan as agent for the shareholder(s)
(the "Planholder") who executed the Plan authorization and
application submitted to the Transfer Agent.  Neither the
Fund nor the Transfer Agent shall incur any liability to
the Planholder for any action taken or not taken by the
Transfer Agent in good faith to administer the Plan. Share
certificates will not be issued for shares of the Fund
purchased for and
held under the Plan, but the Transfer Agent will credit all
such shares to the account of the Planholder on the records
of the Fund. Any share certificates held by a Planholder
may be surrendered unendorsed to the Transfer Agent with
the Plan application so that the shares represented by the
certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal
Plans, distributions of capital gains must be reinvested in
shares of the Fund, which will be done at net asset value
without a sales charge. Dividends on shares held in the
account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal
payments at the net asset value per share determined on the
redemption date.  Checks or AccountLink payments
representing the proceeds of Plan withdrawals will normally
be transmitted three business days prior to the date
selected for receipt of the payment, according to the
choice specified in writing by the Planholder. Receipt of
payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement
payments and the address to which checks are to be mailed
or AccountLink payments are to be sent may be changed at
any time by the Planholder by writing to the Transfer
Agent.  The Planholder should allow at least two weeks'
time after mailing such notification for the requested
change to be put in effect.  The Planholder may, at any
time, instruct the Transfer Agent by written notice to
redeem all, or any part of, the shares held under the Plan.
That notice must be in proper form in accordance with the
requirements of the then-current Prospectus of the Fund. In
that case, the Transfer Agent will redeem the number of
shares requested at the net asset value per share in effect
and will mail a check for the proceeds to the Planholder.

         The Planholder may terminate a Plan at any time by
writing to the Transfer Agent.  The Fund may also give
directions to the Transfer Agent to terminate a Plan. The
Transfer Agent will also terminate a Plan upon its receipt
of evidence satisfactory to it that the Planholder has died
or is legally incapacitated. Upon termination of a Plan by
the Transfer Agent or the Fund, shares that have not been
redeemed will be held in uncertificated form in the name of
the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and
until proper instructions are received from the Planholder,
his or her executor or guardian, or another authorized
person.

         To use shares held under the Plan as collateral
for a debt, the Planholder may request issuance of a
portion of the shares in certificated form.  Upon written
request from the Planholder, the Transfer Agent will
determine the number of shares for which a certificate may
be issued without causing the withdrawal checks to stop.
However, should such uncertificated shares become
exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer
agent for the Fund, the Planholder will be deemed to have
appointed any successor transfer agent to act as agent in
administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class
of Oppenheimer funds having more than one class of shares
may be exchanged only for shares of the same class of other
Oppenheimer
funds. Shares of Oppenheimer funds that have a single class
without a class designation are deemed "Class A" shares for
this purpose. You can obtain a current list showing which
funds offer which classes of shares by calling the
Distributor.

o        All of the Oppenheimer funds currently offer Class
         A, B, C, N and Y shares with the following
         exceptions:

         The following funds only offer Class A shares:
Centennial America Fund, L.P.                                 Centennial Tax Exempt Trust
Centennial California Tax Exempt Trust                        Oppenheimer Money Market Fund, Inc
         Centennial Government Trust

                                 ---------------------------- --------------------------------- ---------------------
---------------------------------
10                               -------------------------
---------------------------------
                                 -------------------------
---------------------------------

Centennial Money Market Trust    -------------------------

                                 ---------------------------- --------------------------------- ---------------------

         Centennial New York Tax Exempt Trust

-------------------------------------------------------------------------------------------------------------------

         The following funds do not offer Class N shares:
         Oppenheimer California Municipal Fund                     Oppenheimer Pennsylvania Municipal Fund
         Oppenheimer Limited Term Municipal Fund                   Oppenheimer Rochester National Municipals
         Oppenheimer Municipal Bond Fund                           Rochester Fund Municipals
         Oppenheimer New Jersey Municipal Fund                     Oppenheimer Senior Floating Rate Fund
         Oppenheimer New York Municipal Fund                       Limited Term New York Municipal Fund

         The following funds do not offer Class Y shares:
         Oppenheimer California Municipal Fund                     Oppenheimer Limited Term Municipal Fund
         Oppenheimer Capital Income Fund                           Oppenheimer New Jersey Municipal Fund
         Oppenheimer Cash Reserves                                 Oppenheimer New York Municipal Fund
         Oppenheimer Champion Income Fund                          Oppenheimer Pennsylvania Municipal Fund
         Oppenheimer Convertible Securities Fund                   Oppenheimer Rochester National Municipals
         Oppenheimer Disciplined Allocation Fund                   Oppenheimer Senior Floating Rate Fund
         Oppenheimer Gold & Special Minerals Fund                  Oppenheimer Small Cap Value Fund
         Oppenheimer International Small Company Fund              Limited Term New York Municipal Fund

o        Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o        Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored
         401(k) plans.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
         Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves
         acquired by exchange of Class M shares.
o        Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other
         Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money
         Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund.  Only
         participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer
         Capital Preservation Fund.
o        Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of
         Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.
o        Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM
         Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge.
         They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o        Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o        Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other
         Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |X|  How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o        When Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester Fund
Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o        When Class A shares of Rochester National Municipals and Rochester Fund Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o        If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer
Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early
Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o        When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class
A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o        With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class
B shares.

o        With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class
C shares.

o        With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or
403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

o        When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in
"How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X|  Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.  The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         |X|  Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date").  Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.  The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

         When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so.  However, special redemption and exchange features such as Automatic Exchange
Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the
Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange.  For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.  "Reinvestment Privilege,"
above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.  The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of
Oppenheimer Money Market Fund, Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.  The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the
Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

         The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the
Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund  Distributions.  The Fund anticipates  distributing  substantially  all of its investment  company taxable income for each taxable year.  Those  distributions  will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35%
corporate tax rate.  If the Fund elects to retain its net capital gain, the Fund will provide to  shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid.
As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

         Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that
                                            -------
number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

Tax  Effects  of  Redemptions  of  Shares.  If a  shareholder  redeems  all or a portion  of  his/her  shares,  the shareholder  will recognize a gain or loss on the redeemed shares in an amount equal to the difference  between the proceeds of the redeemed  shares and the  shareholder's  adjusted tax basis in the shares.  All or a portion of any loss  recognized in that manner may be disallowed if the  shareholder  purchases other shares of the Fund within 30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

         Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income")
to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S.
                                                        ---
trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.

         If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 30% (29% for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person.
All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

         The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the
Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above.
Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer
Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions.
.. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian.  Citibank, N.A. is the custodian of the Fund's assets.  The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche, LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services.  They also act as auditors for the Manager and for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND:

 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Main Street Growth & Income Fund, a series of Oppenheimer Main
 Street Funds, Inc., including the statement of investments, as of August 31,
 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
 Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Main Street Growth & Income Fund, a series of Oppenheimer Main
 Street Funds, Inc., as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United
 States of America.

 DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

 Denver, Colorado
 September 23, 2002

STATEMENT OF INVESTMENTS  August 31, 2002
--------------------------------------------------------------------------------

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 COMMON STOCKS--98.0%
--------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--15.8%
--------------------------------------------------------------------------------
 AUTO COMPONENTS--0.8%
 Aftermarket Technology
 Corp.(1)                                              185,000  $   2,869,350
--------------------------------------------------------------------------------
 American Axle &
 Manufacturing
 Holdings, Inc.(1)                                      97,800      2,909,550
--------------------------------------------------------------------------------
 ArvinMeritor, Inc.                                    168,200      3,934,198
--------------------------------------------------------------------------------
 Borg-Warner
 Automotive, Inc.                                      165,500      9,969,720
--------------------------------------------------------------------------------
 Cooper Tire &
 Rubber Co.                                            171,500      3,580,920
--------------------------------------------------------------------------------
 Dana Corp.                                            551,200      9,337,328
--------------------------------------------------------------------------------
 Delphi Corp.                                        1,242,300     12,112,425
--------------------------------------------------------------------------------
 Goodyear Tire &
 Rubber Co.                                            427,300      5,777,096
--------------------------------------------------------------------------------
 Johnson
 Controls, Inc.                                         38,000      3,279,020
--------------------------------------------------------------------------------
 Lear Corp.(1)                                         547,600     25,518,160
--------------------------------------------------------------------------------
 Superior Industries
 International, Inc.                                    79,200      3,807,936
--------------------------------------------------------------------------------
 Tower
 Automotive, Inc.(1)                                   122,500        976,325
                                                               --------------
                                                                   84,072,028

--------------------------------------------------------------------------------
 AUTOMOBILES--1.2%
 Ford Motor Co.                                      4,885,226     57,499,110
--------------------------------------------------------------------------------
 General
 Motors Corp.                                        1,528,100     73,134,866
--------------------------------------------------------------------------------
 Harley-Davidson,
 Inc.                                                  146,200      7,197,426
--------------------------------------------------------------------------------
 Winnebago
 Industries, Inc.                                       37,100      1,416,849
                                                               --------------
                                                                  139,248,251

--------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--1.7%
 AFC
 Enterprises, Inc.(1)                                    7,300        165,053
--------------------------------------------------------------------------------
 Alliance Gaming
 Corp.(1)                                               12,700        193,040
--------------------------------------------------------------------------------
 Applebee's
 International, Inc.                                   225,825      5,015,573
--------------------------------------------------------------------------------
 Boyd Gaming
 Corp.(1)                                               21,800        355,340
--------------------------------------------------------------------------------
 Brinker
 International, Inc.(1)                                887,900     24,612,588

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------

 HOTELS, RESTAURANTS & LEISURE Continued
 CEC Entertainment,
 Inc.(1)                                               196,100  $  7,161,572
--------------------------------------------------------------------------------
 Choice Hotels
 International, Inc.(1)                                 39,400       913,686
--------------------------------------------------------------------------------
 Darden
 Restaurants, Inc.                                   1,069,800    27,418,974
--------------------------------------------------------------------------------
 GTech Holdings
 Corp.(1)                                              471,700     9,033,055
--------------------------------------------------------------------------------
 Harrah's
 Entertainment, Inc.(1)                                114,000     5,419,560
--------------------------------------------------------------------------------
 Hilton Hotels Corp.                                   249,700     2,874,047
--------------------------------------------------------------------------------
 Mandalay
 Resort Group(1)                                        50,200     1,511,020
--------------------------------------------------------------------------------
 Marriott International,
 Inc., Cl. A                                           116,700     3,819,591
--------------------------------------------------------------------------------
 McDonald's Corp.                                    2,094,700    49,770,072
--------------------------------------------------------------------------------
 MGM Mirage, Inc.(1)                                   213,100     7,562,919
--------------------------------------------------------------------------------
 P.F. Chang's
 China Bistro, Inc.(1)                                  98,000     3,100,720
--------------------------------------------------------------------------------
 Panera Bread
 Co., Cl. A(1)                                         173,000     4,906,280
--------------------------------------------------------------------------------
 Papa John's
 International, Inc.(1)                                 36,700     1,109,808
--------------------------------------------------------------------------------
 Park Place
 Entertainment Corp.(1)                                  379,200    3,545,520
--------------------------------------------------------------------------------
 Rare Hospitality
 International, Inc.(1)                                 12,600       328,986
--------------------------------------------------------------------------------
 Royal Caribbean
 Cruises Ltd.                                          111,200     1,968,240
--------------------------------------------------------------------------------
 Ruby Tuesday, Inc.                                    552,900    11,024,826
--------------------------------------------------------------------------------
 Ryan's Family
 Steak Houses, Inc.(1)                                 169,050     2,015,076
--------------------------------------------------------------------------------
 Starbucks Corp.(1)                                    448,700     9,018,870
--------------------------------------------------------------------------------
 Wendy's
 International, Inc.                                   337,300    12,044,983
                                                               -------------
                                                                 194,889,399

--------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--2.5%
 American Greetings
 Corp., Cl. A                                          484,600     8,092,820
--------------------------------------------------------------------------------
 Beazer Homes
 USA, Inc.(1)                                          108,800     6,982,784
--------------------------------------------------------------------------------
 Black & Decker
 Corp.                                                  72,600     3,257,562
--------------------------------------------------------------------------------
 Centex Corp.                                          405,500    20,473,695
--------------------------------------------------------------------------------

13 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 HOUSEHOLD DURABLES Continued
 Cooper Industries
 Ltd., Cl. A                                           600,500  $ 19,648,360
--------------------------------------------------------------------------------
 Fortune
 Brands, Inc.                                          379,300    19,901,871
--------------------------------------------------------------------------------
 Hovnanian Enterprises,
 Inc., Cl. A(1)                                        173,600     5,402,432
--------------------------------------------------------------------------------
 KB Home                                               653,400    31,330,530
--------------------------------------------------------------------------------
 La-Z-Boy, Inc.                                          8,600       212,850
--------------------------------------------------------------------------------
 Lennar Corp.                                          541,000    28,564,800
--------------------------------------------------------------------------------
 M.D.C.
 Holdings, Inc.                                         30,300     1,218,060
--------------------------------------------------------------------------------
 Maytag Corp.                                          329,200    10,745,088
--------------------------------------------------------------------------------
 Meritage Corp.(1)                                      62,900     2,259,368
--------------------------------------------------------------------------------
 NVR, Inc.(1)                                           89,200    26,447,800
--------------------------------------------------------------------------------
 Pulte Homes, Inc.                                     414,815    19,803,268
--------------------------------------------------------------------------------
 Ryland Group,
 Inc. (The)                                            671,000    28,618,150
--------------------------------------------------------------------------------
 Snap-On, Inc.                                           8,100       228,906
--------------------------------------------------------------------------------
 Standard Pacific
 Corp.                                                 110,500     2,911,675
--------------------------------------------------------------------------------
 Toll Brothers, Inc.(1)                                831,600    20,790,000
--------------------------------------------------------------------------------
 Whirlpool Corp.                                       484,000    26,770,040
                                                               -------------
                                                                 283,660,059

--------------------------------------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS--0.8%
 Action Performance
 Cos., Inc.(1)                                         184,100     5,959,317
--------------------------------------------------------------------------------
 Brunswick Corp.                                       627,200    15,335,040
--------------------------------------------------------------------------------
 Eastman Kodak Co.                                   1,411,200    43,098,048
--------------------------------------------------------------------------------
 Hasbro, Inc.                                          791,200    10,404,280
--------------------------------------------------------------------------------
 Mattel, Inc.                                          355,600     6,909,308
--------------------------------------------------------------------------------
 Nautilus Group,
 Inc. (The)(1)                                         233,500     7,404,285
--------------------------------------------------------------------------------
 Polaris
 Industries, Inc.                                       62,100     4,555,035
                                                               -------------
                                                                  93,665,313

--------------------------------------------------------------------------------
 MEDIA--1.0%
 AOL Time
 Warner, Inc.(1)                                     1,365,027    17,267,592
--------------------------------------------------------------------------------
 Belo Corp., Cl. A                                      51,600     1,184,220
--------------------------------------------------------------------------------
 Gannett Co., Inc.                                     682,800    51,865,488
--------------------------------------------------------------------------------
 Harte-Hanks, Inc.                                     202,650     4,164,457
--------------------------------------------------------------------------------
 Havas, ADR                                            104,555       496,636

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------

 MEDIA Continued
 Knight-Ridder, Inc.                                   138,300  $  8,398,959
--------------------------------------------------------------------------------
 Liberty Media
 Corp., Cl. A(1)                                       436,700     3,650,812
--------------------------------------------------------------------------------
 Marvel
 Enterprises, Inc.(1)                                   83,400       421,170
--------------------------------------------------------------------------------
 R.H. Donnelley
 Corp.(1)                                              106,100     2,637,646
--------------------------------------------------------------------------------
 Readers Digest
 Assn., Inc. (The),
 Cl. A, Non-Vtg.                                        30,500       520,940
--------------------------------------------------------------------------------
 Tribune Co.                                            91,800     3,828,978
--------------------------------------------------------------------------------
 Viacom, Inc., Cl. B(1)                                  548,248    22,313,694
                                                               -------------
                                                                 116,750,592

--------------------------------------------------------------------------------
 MULTILINE RETAIL--3.9%
 BJ's Wholesale
 Club, Inc.(1)                                         144,100     3,537,655
--------------------------------------------------------------------------------
 Costco Wholesale
 Corp.(1)                                              741,100    24,760,151
--------------------------------------------------------------------------------
 Dillard's, Inc., Cl. A                                379,700     9,325,432
--------------------------------------------------------------------------------
 Federated Department
 Stores, Inc.(1)                                       897,400    32,216,660
--------------------------------------------------------------------------------
 Kohl's Corp.(1)                                       116,500     8,122,380
--------------------------------------------------------------------------------
 May Department
 Stores Co.                                            360,800    10,582,264
--------------------------------------------------------------------------------
 Nordstrom, Inc.                                       141,100     2,727,463
--------------------------------------------------------------------------------
 Penney (J.C.) Co.,
 Inc. (Holding Co.)                                  1,228,600    21,328,496
--------------------------------------------------------------------------------
 Sears Roebuck
 & Co.                                               1,182,500    53,815,575
--------------------------------------------------------------------------------
 Shopko Stores, Inc.(1)                                103,100     1,480,516
--------------------------------------------------------------------------------
 Target Corp.                                          422,600    14,452,920
--------------------------------------------------------------------------------
 Wal-Mart
 Stores, Inc.                                        4,994,400   267,100,512
                                                               -------------
                                                                 449,450,024

--------------------------------------------------------------------------------
 SPECIALTY RETAIL--3.3%
 AnnTaylor
 Stores Corp.(1)                                       390,500    10,426,350
--------------------------------------------------------------------------------
 AutoNation, Inc.(1)                                   668,600     8,825,520
--------------------------------------------------------------------------------
 Blockbuster,
 Inc., Cl. A                                           253,000     5,755,750
--------------------------------------------------------------------------------
 Borders
 Group, Inc.(1)                                        155,800     2,938,388
--------------------------------------------------------------------------------
 Christopher
 & Banks Corp.(1)                                      272,500     7,929,750

14 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 SPECIALTY RETAIL Continued
 Circuit City Stores, Inc./
 Circuit City Group                                    180,000  $  2,509,200
--------------------------------------------------------------------------------
 Deb Shops, Inc.                                        10,000       278,100
--------------------------------------------------------------------------------
 Electronics Boutique
 Holdings Corp.(1)                                     120,600     3,467,250
--------------------------------------------------------------------------------
 Foot Locker, Inc.(1)                                  343,900     3,267,050
--------------------------------------------------------------------------------
 Gap, Inc. (The)                                     1,906,000    22,357,380
--------------------------------------------------------------------------------
 Group 1
 Automotive, Inc.(1)                                    39,700     1,083,810
--------------------------------------------------------------------------------
 Hollywood
 Entertainment Corp.(1)                                 25,600       345,600
--------------------------------------------------------------------------------
 Home Depot, Inc.                                    3,210,000   105,705,300
--------------------------------------------------------------------------------
 Hot Topic, Inc.(1)                                    296,350     5,156,490
--------------------------------------------------------------------------------
 Hughes Supply, Inc.                                    67,600     1,942,148
--------------------------------------------------------------------------------
 Limited Brands, Inc.                                1,951,190    29,833,695
--------------------------------------------------------------------------------
 Lowe's Cos., Inc.                                     685,700    28,374,266
--------------------------------------------------------------------------------
 Men's Wearhouse,
 Inc. (The)(1)                                          19,100       360,990
--------------------------------------------------------------------------------
 Movie Gallery, Inc.(1)                                 56,900       789,772
--------------------------------------------------------------------------------
 Office Depot, Inc.(1)                               1,175,900    15,192,628
--------------------------------------------------------------------------------
 Pacific Sunwear
 of California, Inc.(1)                                 66,500     1,446,375
--------------------------------------------------------------------------------
 Pep Boys-Manny,
 Moe & Jack                                            125,200     1,777,840
--------------------------------------------------------------------------------
 Pier 1 Imports, Inc.                                  265,000     4,743,500
--------------------------------------------------------------------------------
 RadioShack Corp.                                      147,300     3,209,667
--------------------------------------------------------------------------------
 Ross Stores, Inc.                                     687,600    24,829,236
--------------------------------------------------------------------------------
 Sherwin-
 Williams Co.                                           30,900       834,300
--------------------------------------------------------------------------------
 Staples, Inc.(1)                                      677,700     9,420,030
--------------------------------------------------------------------------------
 Talbots, Inc. (The)                                   305,300     9,516,201
--------------------------------------------------------------------------------
 TJX Cos., Inc. (The)                                2,881,200    56,990,136
--------------------------------------------------------------------------------
 Too, Inc.(1)                                          293,674     6,933,643
--------------------------------------------------------------------------------
 United Auto
 Group, Inc.(1)                                         41,100       653,901
                                                               -------------
                                                                 376,894,266

--------------------------------------------------------------------------------
 TEXTILES & APPAREL--0.6%
 Coach, Inc.(1)                                        152,596     3,758,440
--------------------------------------------------------------------------------
 Kellwood Co.                                           63,500     1,582,420
--------------------------------------------------------------------------------
 Liz Claiborne, Inc.                                   623,300    17,589,526
--------------------------------------------------------------------------------
 Nike, Inc., Cl. B                                     905,600    39,103,808
--------------------------------------------------------------------------------
 Quicksilver, Inc.(1)                                   18,600       416,826

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 TEXTILES & APPAREL Continued
 Reebok
 International Ltd.(1)                                  26,800  $    655,528
--------------------------------------------------------------------------------
 Tommy Hilfiger
 Corp.(1)                                              139,300     1,671,600
--------------------------------------------------------------------------------
 VF Corp.                                               85,400     3,468,094
                                                               -------------
                                                                  68,246,242

--------------------------------------------------------------------------------
 CONSUMER STAPLES--11.4%
--------------------------------------------------------------------------------
 BEVERAGES--2.3%
 Adolph Coors
 Co., Cl. B                                            186,900    11,223,345
--------------------------------------------------------------------------------
 Anheuser-Busch
 Cos., Inc.                                          1,586,900    84,359,604
--------------------------------------------------------------------------------
 Coca-Cola Co.
 (The)                                               2,933,900   149,628,900
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                         489,430    19,356,957
                                                               -------------
                                                                 264,568,806

--------------------------------------------------------------------------------
 FOOD & DRUG RETAILING--1.5%
 Albertson's, Inc.                                   2,048,600    52,689,992
--------------------------------------------------------------------------------
 CVS Corp.                                      `    1,120,300    32,925,617
--------------------------------------------------------------------------------
 Kroger Co. (The)(1)                                 2,103,300    38,027,664
--------------------------------------------------------------------------------
 Safeway, Inc.(1)                                      587,200    15,161,504
--------------------------------------------------------------------------------
 SUPERVALU, Inc.                                       228,100     4,737,637
--------------------------------------------------------------------------------
 Walgreen Co.                                          886,600    30,809,350
                                                               -------------
                                                                 174,351,764

--------------------------------------------------------------------------------
 FOOD PRODUCTS--3.1%
 Archer-Daniels-
 Midland Co.                                         1,029,575    12,550,519
--------------------------------------------------------------------------------
 Campbell Soup Co.                                   1,579,000    36,553,850
--------------------------------------------------------------------------------
 ConAgra Foods, Inc.                                 2,296,200    60,367,098
--------------------------------------------------------------------------------
 Dean Foods Co.(1)                                     151,700     5,741,845
--------------------------------------------------------------------------------
 Dole Food Co., Inc.                                   128,400     3,492,480
--------------------------------------------------------------------------------
 Fresh Del Monte
 Produce, Inc.                                          72,100     1,957,515
--------------------------------------------------------------------------------
 Hershey Foods
 Corp.                                                 399,600    30,269,700
--------------------------------------------------------------------------------
 Interstate
 Bakeries Corp.                                        123,700     3,012,095
--------------------------------------------------------------------------------
 Kellogg Co.                                           624,100    20,071,056
--------------------------------------------------------------------------------
 Kraft Foods, Inc.,
 Cl. A                                               2,583,800   102,757,726
--------------------------------------------------------------------------------
 Ralcorp
 Holdings, Inc.(1)                                       4,800       113,856

15 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 FOOD PRODUCTS Continued
 Sara Lee Corp.                                      1,533,681  $ 28,281,078
--------------------------------------------------------------------------------
 Sensient
 Technologies Corp.                                     57,900     1,295,223
--------------------------------------------------------------------------------
 Smucker Co.,
 J.M. (The)                                             29,124     1,058,657
--------------------------------------------------------------------------------
 Tyson Foods,
 Inc., Cl. A                                           436,200     5,417,604
--------------------------------------------------------------------------------
 Wrigley, William
 Jr. Co.                                               778,300    39,623,253
                                                               -------------
                                                                 352,563,555

--------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--1.9%
 Clorox Co. (The)                                    1,169,800    50,371,588
--------------------------------------------------------------------------------
 Colgate-
 Palmolive Co.                                         505,400    27,569,570
--------------------------------------------------------------------------------
 Dial Corp. (The)                                      347,700     7,027,017
--------------------------------------------------------------------------------
 Procter & Gamble
 Corp. (The)                                         1,456,200   129,092,130
                                                               -------------
                                                                 214,060,305

--------------------------------------------------------------------------------
 PERSONAL PRODUCTS--0.9%
 Avon Products, Inc.                                 1,226,000    59,755,240
--------------------------------------------------------------------------------
 Gillette Co.                                        1,393,100    43,924,443
--------------------------------------------------------------------------------
 Oakley, Inc.(1)                                        43,400       568,540
                                                               -------------
                                                                 104,248,223

--------------------------------------------------------------------------------
 TOBACCO--1.7%
 Philip Morris
 Cos., Inc.                                          2,985,000   149,250,000
--------------------------------------------------------------------------------
 R.J. Reynolds
 Tobacco
 Holdings, Inc.                                        775,400    45,624,536
--------------------------------------------------------------------------------
 Universal Corp.                                        51,100     1,959,685
                                                               -------------
                                                                 196,834,221

--------------------------------------------------------------------------------
 ENERGY--8.0%
--------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--0.0%
 Helmerich
 & Payne, Inc.                                          76,600     2,792,836
--------------------------------------------------------------------------------
 OIL & GAS--8.0%
 Amerada
 Hess Corp.                                            201,700    14,744,270
--------------------------------------------------------------------------------
 Baytex Energy Ltd.(1)                               1,380,000     6,192,308
--------------------------------------------------------------------------------
 Brown (Tom), Inc.(1)                                1,381,800    33,577,740
--------------------------------------------------------------------------------
 Canadian 88
 Energy Corp.(1),(2)                                 6,539,500    10,060,769

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------

 OIL & GAS Continued
 Canadian Natural
 Resources Ltd.                                      1,599,586  $ 53,011,921
--------------------------------------------------------------------------------
 Chesapeake
 Energy Corp.(1)                                       375,000     2,193,750
--------------------------------------------------------------------------------
 ChevronTexaco
 Corp.                                               1,782,404   136,585,618
--------------------------------------------------------------------------------
 Conoco, Inc.                                        1,172,400    28,782,420
--------------------------------------------------------------------------------
 Devon Energy
 Corp.                                                 341,500    16,050,500
--------------------------------------------------------------------------------
 Encana Corp.                                           48,500     1,423,288
--------------------------------------------------------------------------------
 EOG
 Resources, Inc.                                       700,600    24,408,904
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                   8,827,096   312,920,553
--------------------------------------------------------------------------------
 Frontier Oil Corp.(2)                               1,856,000    26,448,000
--------------------------------------------------------------------------------
 Kerr-McGee Corp.                                      348,500    16,327,225
--------------------------------------------------------------------------------
 Marathon
 Oil Corp.                                             936,000    23,166,000
--------------------------------------------------------------------------------
 Murphy Oil Corp.                                      381,800    32,701,170
--------------------------------------------------------------------------------
 Occidental
 Petroleum Corp.                                       994,800    29,545,560
--------------------------------------------------------------------------------
 Ocean Energy, Inc.                                    109,200     2,288,832
--------------------------------------------------------------------------------
 Phillips
 Petroleum Co.                                       1,192,460    62,699,547
--------------------------------------------------------------------------------
 Rio Alto Resources
 International, Inc.(1)                                710,050       355,025
--------------------------------------------------------------------------------
 Sunoco, Inc.                                          461,000    16,356,280
--------------------------------------------------------------------------------
 Talisman
 Energy, Inc.                                        1,200,000    49,823,077
--------------------------------------------------------------------------------
 Unocal Corp.                                          292,500     9,672,975
                                                               -------------
                                                                 909,335,732

--------------------------------------------------------------------------------
 FINANCIALS--23.2%
--------------------------------------------------------------------------------
 BANKS--8.8%
 AmSouth Bancorp                                       257,300     5,781,531
--------------------------------------------------------------------------------
 Associated
 Banc-Corp.                                             13,400       466,454
--------------------------------------------------------------------------------
 Astoria Financial
 Corp.                                                 624,300    20,901,564
--------------------------------------------------------------------------------
 Bank of
 America Corp.                                       2,701,200   189,300,096
--------------------------------------------------------------------------------
 Bank of
 Hawaii Corp.                                           26,400       762,432
--------------------------------------------------------------------------------
 Bank of
 New York Co.,
 Inc. (The)                                            170,800     6,003,620

16 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 BANKS Continued
 Bank One Corp.                                      2,192,300  $ 89,774,685
--------------------------------------------------------------------------------
 Banknorth
 Group, Inc.                                           177,700     4,634,416
--------------------------------------------------------------------------------
 Charter One
 Financial, Inc.                                        98,735     3,327,370
--------------------------------------------------------------------------------
 Comerica, Inc.                                        646,400    37,814,400
--------------------------------------------------------------------------------
 Commerce
 Bancorp, Inc.                                          91,500     4,338,015
--------------------------------------------------------------------------------
 Commercial
 Federal Corp.                                          50,000     1,275,000
--------------------------------------------------------------------------------
 Compass
 Bancshares, Inc.                                       19,300       648,287
--------------------------------------------------------------------------------
 Cullen/Frost
 Bankers, Inc.                                          13,500       504,900
--------------------------------------------------------------------------------
 Downey
 Financial Corp.                                        21,100       873,962
--------------------------------------------------------------------------------
 First Tennessee
 National Corp.                                        355,200    13,604,160
--------------------------------------------------------------------------------
 First Virginia
 Banks, Inc.                                            61,050     2,396,823
--------------------------------------------------------------------------------
 FleetBoston
 Financial Corp.                                     2,238,500    54,015,005
--------------------------------------------------------------------------------
 Golden State
 Bancorp, Inc.                                       1,169,200    40,337,400
--------------------------------------------------------------------------------
 Golden West
 Financial Corp.                                       761,400    51,767,586
--------------------------------------------------------------------------------
 Greenpoint
 Financial Corp.                                       570,400    29,090,400
--------------------------------------------------------------------------------
 Hibernia Corp.,
 Cl. A                                                 220,600     4,614,952
--------------------------------------------------------------------------------
 Huntington
 Bancshares, Inc.                                       48,100       971,139
--------------------------------------------------------------------------------
 Independence
 Community Bank
 Corp.                                                 132,000     4,101,240
--------------------------------------------------------------------------------
 Indymac Mortgage
 Holdings, Inc.(1)                                     159,500     3,636,600
--------------------------------------------------------------------------------
 KeyCorp                                             1,955,400    52,463,382
--------------------------------------------------------------------------------
 National City Corp.                                 1,488,400    46,393,428
--------------------------------------------------------------------------------
 New York
 Community
 Bancorp, Inc.                                          77,300     2,412,533
--------------------------------------------------------------------------------
 North Fork
 Bancorporation, Inc.                                  666,200    27,960,414
--------------------------------------------------------------------------------
 PNC Financial
 Services Group                                        794,800    36,632,332

                                                                  MARKET VALUE
                                                        SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
 BANKS Continued
 Regions
 Financial Corp.                                        70,700  $  2,525,404
--------------------------------------------------------------------------------
 Roslyn
 Bancorp, Inc.                                          25,500       567,885
--------------------------------------------------------------------------------
 Sovereign
 Bancorp, Inc.                                         357,400     5,475,368
--------------------------------------------------------------------------------
 SunTrust Banks, Inc.                                  620,000    41,856,200
--------------------------------------------------------------------------------
 TCF Financial Corp.                                    28,100     1,365,660
--------------------------------------------------------------------------------
 U.S. Bancorp                                        3,850,270    82,742,302
--------------------------------------------------------------------------------
 UCBH
 Holdings, Inc.                                         12,800       492,032
--------------------------------------------------------------------------------
 UnionBanCal Corp.                                      66,500     2,992,500
--------------------------------------------------------------------------------
 Wachovia Corp.                                      3,164,500   116,611,825
--------------------------------------------------------------------------------
 Webster
 Financial Corp.                                        43,200     1,647,648
--------------------------------------------------------------------------------
 Wells Fargo Co.                                       259,700    13,553,743
                                                               -------------
                                                               1,006,634,693

--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--6.4%
 Affiliated Managers
 Group, Inc.(1)                                        113,000     5,921,200
--------------------------------------------------------------------------------
 AMBAC Financial
 Group, Inc.                                            63,000     3,623,130
--------------------------------------------------------------------------------
 American
 Express Co.                                         1,199,400    43,250,364
--------------------------------------------------------------------------------
 Bear Stearns
 Cos., Inc. (The)                                      524,200    33,512,106
--------------------------------------------------------------------------------
 Citigroup, Inc.                                     6,114,105   200,236,939
--------------------------------------------------------------------------------
 Countrywide Credit
 Industries, Inc.                                      664,100    34,858,609
--------------------------------------------------------------------------------
 Doral Financial
 Corp.                                                  74,300     3,149,577
--------------------------------------------------------------------------------
 Fannie Mae                                          1,199,100    90,867,798
--------------------------------------------------------------------------------
 Freddie Mac                                           882,200    56,549,020
--------------------------------------------------------------------------------
 Goldman Sachs
 Group, Inc. (The)                                     403,800    31,213,740
--------------------------------------------------------------------------------
 Household
 International, Inc.                                 1,134,100    40,952,351
--------------------------------------------------------------------------------
 J.P. Morgan
 Chase & Co.                                         2,784,900    73,521,360
--------------------------------------------------------------------------------
 Lehman Brothers
 Holdings, Inc.                                        330,100    18,819,001
--------------------------------------------------------------------------------
 Moody's Corp.                                         474,400    22,923,008
--------------------------------------------------------------------------------
 Morgan Stanley                                      1,143,300    48,841,776

17 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS Continued
 Neuberger
 Berman, Inc.                                            5,200  $    164,372
--------------------------------------------------------------------------------
 New Century
 Financial Corp.                                        99,000     3,043,260
--------------------------------------------------------------------------------
 SEI Investments Co.                                   181,200     5,254,800
--------------------------------------------------------------------------------
 SLM Corp.                                              23,900     2,190,435
--------------------------------------------------------------------------------
 State Street Corp.                                     78,100     3,383,292
--------------------------------------------------------------------------------
 Stilwell Financial, Inc.                              267,600     3,730,344
                                                               -------------
                                                                 726,006,482

--------------------------------------------------------------------------------
 INSURANCE--7.7%
 ACE Ltd.                                              978,300    31,119,723
--------------------------------------------------------------------------------
 AFLAC, Inc.                                           971,700    29,743,737
--------------------------------------------------------------------------------
 Allstate Corp.                                      2,034,700    75,731,534
--------------------------------------------------------------------------------
 American
 International
 Group, Inc.                                         2,186,105   137,287,394
--------------------------------------------------------------------------------
 Chubb Corp.                                           951,400    58,882,146
--------------------------------------------------------------------------------
 Cincinnati
 Financial Corp.                                        42,800     1,700,444
--------------------------------------------------------------------------------
 Fidelity National
 Financial, Inc.                                       867,611    25,984,949
--------------------------------------------------------------------------------
 Gallagher
 (Arthur J.) & Co.                                     231,700     6,710,032
--------------------------------------------------------------------------------
 Hilb, Rogal &
 Hamilton Co.                                           62,300     2,738,085
--------------------------------------------------------------------------------
 Jefferson-Pilot Corp.                                 388,900    16,380,468
--------------------------------------------------------------------------------
 John Hancock
 Financial
 Services, Inc.                                      1,555,000    47,194,250
--------------------------------------------------------------------------------
 Lincoln National
 Corp.                                                 900,400    33,359,820
--------------------------------------------------------------------------------
 Loews Corp.                                         1,118,300    58,721,933
--------------------------------------------------------------------------------
 Marsh &
 McLennan
 Cos., Inc.                                            484,600    23,575,790
--------------------------------------------------------------------------------
 MBIA, Inc.                                            399,100    18,342,636
--------------------------------------------------------------------------------
 MetLife, Inc.                                       2,660,200    71,612,584
--------------------------------------------------------------------------------
 MGIC Investment
 Corp.                                                 265,600    15,991,776
--------------------------------------------------------------------------------
 Nationwide Financial
 Services, Inc., Cl. A                                  18,000       549,000
--------------------------------------------------------------------------------
 Ohio Casualty
 Corp.(1)                                               36,500       612,470

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------

 INSURANCE Continued
 Old Republic
 International Corp.                                   126,900  $  4,073,490
--------------------------------------------------------------------------------
 Phoenix Cos.,
 Inc. (The)                                            242,600     3,857,340
--------------------------------------------------------------------------------
 PMI Group,
 Inc. (The)                                            440,400    14,929,560
--------------------------------------------------------------------------------
 Progressive Corp.                                     959,700    51,583,875
--------------------------------------------------------------------------------
 Protective Life
 Corp.                                                  55,100     1,810,035
--------------------------------------------------------------------------------
 Radian Group, Inc.                                    505,400    21,964,684
--------------------------------------------------------------------------------
 RenaissanceRe
 Holdings Ltd.                                         267,700     9,342,730
--------------------------------------------------------------------------------
 Safeco Corp.                                           78,400     2,595,824
--------------------------------------------------------------------------------
 St. Paul Cos., Inc.                                 1,117,000    33,979,140
--------------------------------------------------------------------------------
 Travelers Property
 Casualty Corp.,
 Cl. A(1)                                            1,530,618    24,061,315
--------------------------------------------------------------------------------
 Travelers Property
 Casualty Corp.,
 Cl. B(1)                                              526,620     8,578,640
--------------------------------------------------------------------------------
 XL Capital Ltd.,
 Cl. A                                                 658,700    48,486,907
                                                               -------------
                                                                 881,502,311

--------------------------------------------------------------------------------
 REAL ESTATE--0.3%
 Anworth Mortgage
 Asset Corp.                                           156,700     2,162,460
--------------------------------------------------------------------------------
 Apex Mortgage
 Capital, Inc.                                          43,000       599,420
--------------------------------------------------------------------------------
 Equity Office
 Properties Trust                                      859,900    23,974,012
--------------------------------------------------------------------------------
 Equity Residential                                    213,600     5,963,712
--------------------------------------------------------------------------------
 FBR Asset
 Investment Corp.                                       34,500     1,166,100
--------------------------------------------------------------------------------
 Impac Mortgage
 Holdings, Inc.                                        102,500     1,203,350
--------------------------------------------------------------------------------
 St. Joe Co. (The)                                     147,700     4,268,530
                                                               -------------
                                                                  39,337,584

--------------------------------------------------------------------------------
 HEALTH CARE--9.5%
--------------------------------------------------------------------------------
 BIOTECHNOLOGY--0.1%
 Genentech, Inc.(1)                                    262,900     8,620,491
--------------------------------------------------------------------------------
 Techne Corp.(1)                                        51,000     1,447,992
--------------------------------------------------------------------------------
 Wyeth                                                 105,200     4,502,560
                                                               -------------
                                                                  14,571,043

18 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--0.8%
 Advanced Medical
 Optics, Inc.(1)                                         2,744  $     24,312
--------------------------------------------------------------------------------
 Bard (C.R.), Inc.                                      63,500     3,475,990
--------------------------------------------------------------------------------
 Bausch & Lomb, Inc.                                    57,500     1,810,675
--------------------------------------------------------------------------------
 Baxter International,
 Inc.                                                1,292,100    46,890,309
--------------------------------------------------------------------------------
 Becton, Dickinson
 & Co.                                                 757,400    23,123,422
--------------------------------------------------------------------------------
 Bio-Rad
 Laboratories, Inc.,
 Cl. A(1)                                               54,000     2,265,300
--------------------------------------------------------------------------------
 Cooper Cos.,
 Inc. (The)                                             35,600     1,615,884
--------------------------------------------------------------------------------
 Diagnostic Products
 Corp.                                                  77,300     3,099,730
--------------------------------------------------------------------------------
 Hillenbrand
 Industries, Inc.                                       41,700     2,461,134
--------------------------------------------------------------------------------
 Respironics, Inc.(1)                                   25,000       847,250
                                                               -------------
                                                                  85,614,006

--------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--2.8%
 Aetna, Inc.                                           555,400    23,665,594
--------------------------------------------------------------------------------
 Apria Healthcare
 Group, Inc.(1)                                        244,000     5,631,520
--------------------------------------------------------------------------------
 Caremark Rx, Inc.(1)                                  787,000    12,749,400
--------------------------------------------------------------------------------
 Cigna Corp.                                           608,000    51,752,960
--------------------------------------------------------------------------------
 Covance, Inc.(1)                                      191,900     3,745,888
--------------------------------------------------------------------------------
 DaVita, Inc.(1)                                       232,100     5,138,694
--------------------------------------------------------------------------------
 HCA, Inc.                                             962,300    44,795,065
--------------------------------------------------------------------------------
 Health Net, Inc.(1)                                   401,000     9,335,280
--------------------------------------------------------------------------------
 LifePoint Hospitals,
 Inc.(1)                                                62,500     1,890,000
--------------------------------------------------------------------------------
 Manor Care, Inc.(1)                                   549,200    12,873,248
--------------------------------------------------------------------------------
 McKesson Corp.                                        467,600    15,683,304
--------------------------------------------------------------------------------
 Option Care, Inc.(1)                                   28,025       314,721
--------------------------------------------------------------------------------
 Oxford Health
 Plans, Inc.(1)                                      1,095,500    44,422,525
--------------------------------------------------------------------------------
 Patterson
 Dental Co.(1)                                          34,300     1,636,110
--------------------------------------------------------------------------------
 Pediatrix Medical
 Group, Inc.(1)                                        293,600     9,862,024
--------------------------------------------------------------------------------
 Pharmaceutical
 Product
 Development, Inc.(1)                                   44,000       980,320

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES Continued
 PSS World
 Medical, Inc.(1)                                       54,200   $   386,988
--------------------------------------------------------------------------------
 Schein
 (Henry), Inc.(1)                                       95,700     4,782,129
--------------------------------------------------------------------------------
 Sierra Health
 Services, Inc.(1)                                     116,600     2,252,712
--------------------------------------------------------------------------------
 Tenet Healthcare
 Corp.(1)                                            1,104,300    52,089,831
--------------------------------------------------------------------------------
 Universal Health
 Services, Inc., Cl. B(1)                              438,600    20,052,792
                                                               -------------
                                                                 324,041,105

--------------------------------------------------------------------------------
 PHARMACEUTICALS--5.8%
 Abbott Laboratories                                   256,200    10,255,686
--------------------------------------------------------------------------------
 Bristol-Myers
 Squibb Co.                                            913,500    22,791,825
--------------------------------------------------------------------------------
 Eli Lilly & Co.                                     1,016,900    59,031,045
--------------------------------------------------------------------------------
 Johnson
 & Johnson                                           2,353,768   127,833,140
--------------------------------------------------------------------------------
 Merck & Co., Inc.                                   3,339,400   168,706,488
--------------------------------------------------------------------------------
 Mylan
 Laboratories, Inc.                                    209,500     6,840,175
--------------------------------------------------------------------------------
 Pfizer, Inc.                                        6,019,025   199,109,347
--------------------------------------------------------------------------------
 Pharmacia Corp.                                       262,500    11,471,250
--------------------------------------------------------------------------------
 Schering-Plough
 Corp.                                               1,935,000    44,659,800
--------------------------------------------------------------------------------
 Taro Pharmaceutical
 Industries Ltd.(1)                                    292,500     8,775,000
                                                               -------------
                                                                 659,473,756

--------------------------------------------------------------------------------
 INDUSTRIALS--10.2%
--------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.5%
 Engineered Support
 Systems, Inc.                                          60,500     3,297,310
--------------------------------------------------------------------------------
 FLIR Systems, Inc.(1)                                  42,700     1,620,465
--------------------------------------------------------------------------------
 Goodrich Corp.                                        744,500    15,537,715
--------------------------------------------------------------------------------
 Honeywell
 International, Inc.                                 1,694,300    50,744,285
--------------------------------------------------------------------------------
 Lockheed
 Martin Corp.                                          943,100    59,717,092
--------------------------------------------------------------------------------
 Precision Castparts
 Corp.                                                 196,400     4,473,992
--------------------------------------------------------------------------------
 Raytheon Co.                                          910,300    31,860,500
--------------------------------------------------------------------------------
 Rockwell
 Collins, Inc.                                         383,700     8,153,625
                                                               -------------
                                                                 175,404,984

19 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 AIR FREIGHT & COURIERS--1.3%
 FedEx Corp.                                         1,478,400  $ 70,002,240
--------------------------------------------------------------------------------
 United Parcel
 Service, Inc., Cl. B                                1,231,700    78,717,947
                                                               -------------
                                                                 148,720,187

--------------------------------------------------------------------------------
 AIRLINES--0.1%
 Southwest
 Airlines Co.                                        1,117,650    15,881,807
--------------------------------------------------------------------------------
 BUILDING PRODUCTS--0.4%
 Elcor Corp.                                            99,600     1,668,300
--------------------------------------------------------------------------------
 Lennox
 International, Inc.                                    70,800     1,072,620
--------------------------------------------------------------------------------
 Masco Corp.                                         1,583,300    38,252,528
                                                               -------------
                                                                  40,993,448

--------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--1.7%
 Arbitron, Inc.(1)                                      57,200     1,887,600
--------------------------------------------------------------------------------
 Automatic Data
 Processing, Inc.                                      892,400    33,705,948
--------------------------------------------------------------------------------
 Deluxe Corp.                                           37,800     1,718,388
--------------------------------------------------------------------------------
 FactSet Research
 Systems, Inc.                                          47,500     1,178,000
--------------------------------------------------------------------------------
 First Data Corp.                                    1,619,600    56,281,100
--------------------------------------------------------------------------------
 FTI Consulting,
 Inc.(1)                                                25,000       910,500
--------------------------------------------------------------------------------
 Global
 Payments, Inc.                                          1,100        30,646
--------------------------------------------------------------------------------
 H&R Block, Inc.                                       888,700    43,457,430
--------------------------------------------------------------------------------
 Harland
 (John H.) Co.                                         175,400     4,595,480
--------------------------------------------------------------------------------
 Headwaters, Inc.(1)                                    37,700       505,180
--------------------------------------------------------------------------------
 Imagistics
 International, Inc.(1)                                 24,592       464,789
--------------------------------------------------------------------------------
 IMS Health, Inc.                                    1,061,900    18,477,060
--------------------------------------------------------------------------------
 ITT Educational
 Services, Inc.(1)                                     156,800     2,830,240
--------------------------------------------------------------------------------
 Per-Se
 Technologies, Inc.(1)                                 116,800     1,000,976
--------------------------------------------------------------------------------
 Pittston
 Brink's Group                                          57,900     1,395,390
--------------------------------------------------------------------------------
 Right Management
 Consultants, Inc.(1)                                   22,500       491,625
--------------------------------------------------------------------------------
 Sabre Holdings
 Corp.(1)                                              119,900     3,226,509
--------------------------------------------------------------------------------
 Viad Corp.                                            134,600     2,978,698

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------

 COMMERCIAL SERVICES & SUPPLIES Continued
 Waste
 Management, Inc.                                      583,900  $ 14,848,577
                                                               -------------
                                                                 189,984,136

--------------------------------------------------------------------------------
 CONSTRUCTION & ENGINEERING--0.0%
 EMCOR
 Group, Inc.(1)                                         63,000     3,434,130
--------------------------------------------------------------------------------
 Fluor Corp.                                            30,300       838,098
                                                               -------------
                                                                   4,272,228

--------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.4%
 Emerson
 Electric Co.                                          681,100    33,224,058
--------------------------------------------------------------------------------
 Molex, Inc., Cl. A                                    299,600     7,630,812
--------------------------------------------------------------------------------
 Rockwell
 Automation, Inc.                                      479,900     8,839,758
                                                               -------------
                                                                  49,694,628

--------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--3.3%
 3M Co.                                                629,900    78,706,005
--------------------------------------------------------------------------------
 Carlisle Cos., Inc.                                    53,600     2,401,280
--------------------------------------------------------------------------------
 General Electric Co.                                9,566,400   288,426,960
--------------------------------------------------------------------------------
 Textron, Inc.                                          96,500     3,749,025
                                                               -------------
                                                                 373,283,270

--------------------------------------------------------------------------------
 MACHINERY--0.6%
 Cummins, Inc.                                          70,700     2,106,153
--------------------------------------------------------------------------------
 Deere & Co.                                           380,100    17,454,192
--------------------------------------------------------------------------------
 Dover Corp.                                           158,900     4,565,197
--------------------------------------------------------------------------------
 Eaton Corp.                                           140,200     9,917,748
--------------------------------------------------------------------------------
 EnPro
 Industries, Inc.(1)                                   105,180       414,409
--------------------------------------------------------------------------------
 Idex Corp.                                             14,500       451,675
--------------------------------------------------------------------------------
 Ingersoll-Rand
 Co., Cl. A                                            680,200    25,541,510
--------------------------------------------------------------------------------
 Oshkosh
 Truck Corp.                                             8,700       490,245
--------------------------------------------------------------------------------
 Paccar, Inc.                                           24,000       847,440
--------------------------------------------------------------------------------
 Pentair, Inc.                                          90,900     3,948,696
--------------------------------------------------------------------------------
 Timken Co.                                             57,100     1,042,646
                                                               -------------
                                                                  66,779,911

--------------------------------------------------------------------------------
 MARINE--0.0%
 Teekay
 Shipping Corp.                                         31,500       992,250

20 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 ROAD & RAIL--0.9%
 Burlington Northern
 Santa Fe Corp.                                      1,297,700  $ 37,321,852
--------------------------------------------------------------------------------
 CNF
 Transportation, Inc.                                   28,000       859,600
--------------------------------------------------------------------------------
 CSX Corp.                                             149,200     5,196,636
--------------------------------------------------------------------------------
 Hunt (J.B.)
 Transport
 Services, Inc.(1)                                      86,200     2,043,802
--------------------------------------------------------------------------------
 Norfolk Southern
 Corp.                                                 428,400     8,966,412
--------------------------------------------------------------------------------
 Ryder Systems, Inc.                                   209,900     5,486,786
--------------------------------------------------------------------------------
 Union Pacific Corp.                                   630,800    38,194,940
                                                               -------------
                                                                  98,070,028

--------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--7.3%
--------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--0.4%
 Cisco Systems, Inc.(1)                              3,406,100    47,072,302
--------------------------------------------------------------------------------
 Inter-Tel, Inc.                                         2,800        66,584
--------------------------------------------------------------------------------
 McData Corp.,
 Cl. A(1)                                               80,548       770,844
--------------------------------------------------------------------------------
 Tellium, Inc.(1)                                      328,300       180,565
                                                               -------------
                                                                  48,090,295

--------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--1.9%
 Dell Computer
 Corp.(1)                                            2,590,500    68,959,110
--------------------------------------------------------------------------------
 Handspring, Inc.(1)                                   472,900       548,564
--------------------------------------------------------------------------------
 Hewlett-Packard Co.                                   576,411     7,741,200
--------------------------------------------------------------------------------
 International
 Business
 Machines Corp.                                      1,839,500   138,661,510
--------------------------------------------------------------------------------
 Seagate Technology
 International, Inc.
 Escrow Shares(1),(3)                                  903,300            --
--------------------------------------------------------------------------------
 Storage
 Technology Corp.(1)                                   137,100     1,871,415
--------------------------------------------------------------------------------
 Western Digital
 Corp.(1)                                              828,300     3,362,898
                                                               -------------
                                                                 221,144,697

--------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
 AVX Corp.                                             207,700     2,550,556
--------------------------------------------------------------------------------
 Benchmark
 Electronics, Inc.(1)                                  315,400     8,011,160
--------------------------------------------------------------------------------
 Ingram Micro,
 Inc., Cl. A(1)                                         45,800       625,170

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------

 ELECTRONIC EQUIPMENT & INSTRUMENTS Continued
 OSI Systems, Inc.(1)                                    7,000  $    123,130
--------------------------------------------------------------------------------
 Tech Data Corp.(1)                                    323,300    10,691,531
                                                               -------------
                                                                  22,001,547

--------------------------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES--0.0%
 Websense, Inc.(1)                                     124,400     2,119,776
--------------------------------------------------------------------------------
 IT CONSULTING & SERVICES--0.0%
 Cognizant
 Technology
 Solutions Corp.(1)                                     47,200     2,709,752
--------------------------------------------------------------------------------
 StorageNetworks,
 Inc.(1)                                               125,800       196,248
                                                               -------------
                                                                   2,906,000

--------------------------------------------------------------------------------
 OFFICE ELECTRONICS--0.1%
 Ikon Office
 Solutions, Inc.                                       221,300     2,047,025
--------------------------------------------------------------------------------
 Xerox Corp.(1)                                      1,021,000     7,157,210
                                                               -------------
                                                                   9,204,235

--------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.4%
 Cabot
 Microelectronics
 Corp.(1)                                              414,600    17,599,770
--------------------------------------------------------------------------------
 ESS
 Technology, Inc.(1)                                   530,500     6,339,475
--------------------------------------------------------------------------------
 Intel Corp.                                         7,457,200   124,311,524
--------------------------------------------------------------------------------
 Rambus, Inc.(1)                                       608,400     3,315,780
--------------------------------------------------------------------------------
 Semtech Corp.(1)                                       76,700     1,013,207
--------------------------------------------------------------------------------
 Silicon
 Laboratories, Inc.(1)                                 108,500     2,451,015
                                                               -------------
                                                                 155,030,771

--------------------------------------------------------------------------------
 SOFTWARE--3.3%
 Activision, Inc.(1)                                   100,200     2,792,574
--------------------------------------------------------------------------------
 Electronic Arts, Inc.(1)                              415,500    26,284,530
--------------------------------------------------------------------------------
 Imation Corp.(1)                                       18,600       618,450
--------------------------------------------------------------------------------
 Kronos, Inc.(1)                                        28,650       743,754
--------------------------------------------------------------------------------
 Microsoft Corp.(1)                                  5,962,400   292,634,592
--------------------------------------------------------------------------------
 Novell, Inc.(1)                                         2,800         7,280
--------------------------------------------------------------------------------
 Oracle Corp.(1)                                     4,311,700    41,349,203
--------------------------------------------------------------------------------
 Sybase, Inc.(1)                                       688,100     9,640,281
--------------------------------------------------------------------------------
 Take-Two Interactive
 Software, Inc.(1),(3)                                  44,000     1,104,400
                                                               -------------
                                                                 375,175,064

21 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 MATERIALS--4.2%
--------------------------------------------------------------------------------
 CHEMICALS--1.4%
 Air Products
 & Chemicals, Inc.                                     459,600  $ 21,559,836
--------------------------------------------------------------------------------
 Albemarle Corp.                                        15,400       474,782
--------------------------------------------------------------------------------
 Cytec
 Industries, Inc.(1)                                    39,800     1,058,680
--------------------------------------------------------------------------------
 Du Pont (E.I.)
 de Nemours & Co.                                    1,661,082    66,958,215
--------------------------------------------------------------------------------
 Eastman
 Chemical Co.                                           56,800     2,548,616
--------------------------------------------------------------------------------
 Ferro Corp.                                            57,200     1,495,780
--------------------------------------------------------------------------------
 Georgia Gulf Corp.                                     10,400       265,200
--------------------------------------------------------------------------------
 Great Lakes
 Chemical Corp.                                         20,000       575,200
--------------------------------------------------------------------------------
 Hercules, Inc.(1)                                      21,300       223,650
--------------------------------------------------------------------------------
 IMC Global, Inc.                                      299,100     3,960,084
--------------------------------------------------------------------------------
 International Flavors &
 Fragrances, Inc.                                      433,200    13,970,700
--------------------------------------------------------------------------------
 Monsanto Co.                                           40,400       742,148
--------------------------------------------------------------------------------
 PPG Industries, Inc.                                  483,900    27,229,053
--------------------------------------------------------------------------------
 Praxair, Inc.                                          80,800     4,527,224
--------------------------------------------------------------------------------
 Rohm & Haas Co.                                       476,900    17,354,391
--------------------------------------------------------------------------------
 RPM, Inc.                                              39,600       605,088
                                                               -------------
                                                                 163,548,647

--------------------------------------------------------------------------------
 CONSTRUCTION MATERIALS--0.0%
 Centex Construction
 Products, Inc.                                          8,300       305,440
--------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--0.4%
 Ball Corp.                                            322,500    16,063,725
--------------------------------------------------------------------------------
 Bemis Co., Inc.                                        83,300     4,413,234
--------------------------------------------------------------------------------
 Owens-Illinois, Inc.(1)                               316,800     3,706,560
--------------------------------------------------------------------------------
 Pactiv Corp.(1)                                       450,500     8,181,080
--------------------------------------------------------------------------------
 Sealed Air Corp.(1)                                   114,000     1,765,860
--------------------------------------------------------------------------------
 Temple-Inland, Inc.                                   210,100    10,746,615
                                                               -------------
                                                                  44,877,074

--------------------------------------------------------------------------------
 METALS & MINING--1.3%
 Alcan, Inc.                                         1,353,500    38,114,560
--------------------------------------------------------------------------------
 Alcoa, Inc.                                           895,100    22,458,059
--------------------------------------------------------------------------------
 Barrick Gold Corp.                                  1,972,500    31,698,075

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 METALS & MINING Continued
 Freeport-McMoRan
 Copper & Gold,
 Inc., Cl. B(1)                                        720,000  $ 11,800,800
--------------------------------------------------------------------------------
 Inco Ltd.(1)                                           74,100     1,333,059
--------------------------------------------------------------------------------
 Newmont Mining
 Corp. (Holding Co.)                                 1,230,000    35,042,700
--------------------------------------------------------------------------------
 Nucor Corp.                                            30,600     1,531,224
--------------------------------------------------------------------------------
 Peabody Energy
 Corp.                                                  75,000     1,920,750
--------------------------------------------------------------------------------
 Quanex Corp.                                           17,800       720,900
                                                               -------------
                                                                 144,620,127

--------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--1.1%
 Bowater, Inc.                                          42,900     1,753,752
--------------------------------------------------------------------------------
 Georgia-Pacific
 Corp.                                                 816,700    17,191,535
--------------------------------------------------------------------------------
 International
 Paper Co.                                           1,388,900    52,292,085
--------------------------------------------------------------------------------
 Rayonier, Inc.                                        123,700     6,024,190
--------------------------------------------------------------------------------
 Weyerhaeuser Co.                                      830,600    45,276,006
                                                               -------------
                                                                 122,537,568

--------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--4.2%
--------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--3.3%
 BellSouth
 Corp.                                               2,652,600    61,858,632
--------------------------------------------------------------------------------
 CenturyTel, Inc.                                       60,700     1,641,935
--------------------------------------------------------------------------------
 SBC Communications,
 Inc.                                                5,722,900   141,584,546
--------------------------------------------------------------------------------
 Sprint Corp.
 (Fon Group)                                         1,500,500    17,405,800
--------------------------------------------------------------------------------
 Verizon
 Communications,
 Inc.                                                4,888,010   151,528,310
                                                               -------------
                                                                 374,019,223

--------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--0.9%
 AT&T Corp.                                          8,119,400    99,219,068
--------------------------------------------------------------------------------
 Metro One
 Telecommunication,
 Inc.(1)                                                34,700       422,993
--------------------------------------------------------------------------------
 Telephone & Data
 Systems, Inc.                                          84,700     5,060,825
                                                               -------------
                                                                 104,702,886

22 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 UTILITIES--4.2%
--------------------------------------------------------------------------------
 ELECTRIC UTILITIES--3.9%
 Allete, Inc.                                           20,600    $    512,940
--------------------------------------------------------------------------------
 Alliant Energy Corp.                                   26,900         560,865
--------------------------------------------------------------------------------
 Consolidated
 Edison Co. of
 New York, Inc.                                        553,200      22,509,708
--------------------------------------------------------------------------------
 Constellation
 Energy Group, Inc.                                    229,100       6,417,091
--------------------------------------------------------------------------------
 DTE Energy Co.                                        549,100      23,561,881
--------------------------------------------------------------------------------
 Duke Energy Corp.                                     761,800      20,439,094
--------------------------------------------------------------------------------
 Edison
 International(1)                                      343,700       4,117,526
--------------------------------------------------------------------------------
 Entergy Corp.                                       1,268,000      53,496,920
--------------------------------------------------------------------------------
 Exelon Corp.                                        1,644,275      76,984,955
--------------------------------------------------------------------------------
 FirstEnergy Corp.                                   1,555,000      51,315,000
--------------------------------------------------------------------------------
 FPL Group, Inc.                                       941,600      53,746,528
--------------------------------------------------------------------------------
 Hawaiian Electric
 Industries, Inc.                                       57,200       2,577,432
--------------------------------------------------------------------------------
 Paramount
 Resources Ltd.(1)                                   1,838,400      18,855,385
--------------------------------------------------------------------------------
 PPL Corp.                                             180,300       6,553,905
--------------------------------------------------------------------------------
 Progress Energy, Inc.                                 198,200       9,220,264
--------------------------------------------------------------------------------
 Progress Energy, Inc.,
 Contingent Value
 Obligation(1),(3)                                     700,000         154,000
--------------------------------------------------------------------------------
 Public Service
 Enterprise
 Group, Inc.                                            90,700       3,192,640
--------------------------------------------------------------------------------
 Puget Energy, Inc.                                     59,000       1,280,300
--------------------------------------------------------------------------------
 Reliant Energy, Inc.                                  104,200       1,234,770
--------------------------------------------------------------------------------
 Southern Co.                                        1,094,100      31,685,136
--------------------------------------------------------------------------------
 Teco Energy, Inc.                                      95,600       1,888,100
--------------------------------------------------------------------------------
 TXU Corp.                                           1,106,700      53,520,012
--------------------------------------------------------------------------------
 Wisconsin
 Energy Corp.                                          113,000       2,871,330
--------------------------------------------------------------------------------
 Xcel Energy, Inc.                                     217,550       2,101,533
                                                                ---------------
                                                                   448,797,315

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 GAS UTILITIES--0.2%
 KeySpan Corp.                                         116,200    $  4,071,648
--------------------------------------------------------------------------------
 Kinder Morgan
 Management LLC                                        388,000      12,419,880
--------------------------------------------------------------------------------
 Nicor, Inc.                                            89,000       2,527,600
--------------------------------------------------------------------------------
 NiSource, Inc.                                        248,400       4,940,676
--------------------------------------------------------------------------------
 Peoples Energy
 Corp.                                                  63,400       2,118,828
                                                                ---------------
                                                                    26,078,632

--------------------------------------------------------------------------------
 MULTI-UTILITIES--0.1%
 Energy East Corp.                                     146,600       3,066,872
--------------------------------------------------------------------------------
 Questar Corp.                                          19,300         481,342
                                                                ---------------
                                                                     3,548,214
                                                                ---------------
 Total Common Stocks
 (Cost $11,056,229,673)                                         11,195,596,984

--------------------------------------------------------------------------------
 PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
 Wachovia Corp.,
 Dividend Equalization
 Preferred Shares
 (Cost $0)                                             100,000          21,000

                                                        UNITS
--------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

 Dime Bancorp, Inc. Wts.,
 Exp. 1/2/101
 (Cost $0)                                             500,000          40,000

                                                     PRINCIPAL
                                                      AMOUNT
--------------------------------------------------------------------------------
 SHORT-TERM NOTES--1.3%
--------------------------------------------------------------------------------
 Motiva Enterprises
 LLC, 1.75%,
 9/12/02                                           $25,000,000      24,986,632
--------------------------------------------------------------------------------
 Neptune
 Funding Corp.:
 2%, 9/3/02                                         50,000,000      49,995,084
 2%, 9/24/02                                        28,224,000      28,192,624
--------------------------------------------------------------------------------
 Park Avenue
 Receivables Corp.,
 1.73%, 9/10/02                                     40,000,000      39,982,700
                                                                ---------------
 Total Short-Term
 Notes
 (Cost $143,157,040)                                               143,157,040

23 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--0.5%

 Undivided interest of 6.41% in joint repurchase
 agreement with PaineWebber, Inc., 1.85%, dated
 8/30/02, to be repurchased at $969,046,152 on
 9/3/02, collateralized by Federal National
 Mortgage Assn., 5.50%-6%, 1/1/32-5/1/32,
 with a value of $989,261,165
 (Cost $62,147,000)                              $62,147,000   $    62,147,000

                                                                  MARKET VALUE
                                                                    SEE NOTE 1
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS,
 AT VALUE
 (COST $11,261,533,713)                                 99.8%  $11,400,962,024
--------------------------------------------------------------------------------
 OTHER ASSETS NET
 OF LIABILITIES                                          0.2        21,099,709
                                                       ------------------------
 NET ASSETS                                            100.0%  $11,422,061,733
                                                       ========================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended August 31, 2002.
The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2002 amounts to $36,508,769. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                                          UNREALIZED
                                  SHARES       GROSS        GROSS           SHARES      APPRECIATION   DIVIDEND         REALIZED
                         AUGUST 31, 2001   ADDITIONS   REDUCTIONS  AUGUST 31, 2002    (DEPRECIATION)     INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS

Canadian 88 Energy Corp.      10,332,300          --    3,792,800        6,539,500      $(10,129,075)  $     --      $(8,704,667)
Frontier Oil Corp.             2,443,600          --      587,600        1,856,000        16,442,196    457,840        8,596,709
                                                                                                       --------------------------
                                                                                                       $457,840      $  (107,958)
                                                                                                       ==========================

3. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial
Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  August 31, 2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 ASSETS

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $11,231,338,065)                         $  11,364,453,255
 Affiliated companies (cost $30,195,648)                                      36,508,769
                                                                       -------------------
                                                                          11,400,962,024
------------------------------------------------------------------------------------------
 Cash                                                                          7,105,966
------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                             1,327
------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                             50,859,840
 Interest and dividends                                                       21,768,690
 Shares of capital stock sold                                                  8,421,443
 Other                                                                           541,390
                                                                       -------------------
 Total assets                                                             11,489,660,680

------------------------------------------------------------------------------------------
 LIABILITIES

 Unrealized depreciation on foreign currency contracts                             3,611
------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                        34,633,846
 Shares of capital stock interest redeemed                                    22,079,196
 Distribution and service plan fees                                            4,730,892
 Transfer and shareholder servicing agent fees                                 3,725,993
 Shareholder reports                                                           2,312,876
 Directors' compensation                                                          10,160
 Other                                                                           102,373
                                                                         ----------------
 Total liabilities                                                            67,598,947
------------------------------------------------------------------------------------------
 NET ASSETS                                                              $11,422,061,733
                                                                         ================
------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Par value of shares of capital stock                                    $     4,148,017
-----------------------------------------------------------------------------------------
 Additional paid-in capital                                               13,033,548,930
-----------------------------------------------------------------------------------------
 Undistributed net investment income                                          20,383,192
-----------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency
 transactions                                                             (1,775,439,571)
-----------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                    139,421,165
                                                                         ----------------
 NET ASSETS                                                              $11,422,061,733
                                                                         ================

25 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $6,443,982,806 and 231,003,571 shares of capital stock outstanding)              $27.90
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price)                                                         $29.60
------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $3,510,800,424 and 129,854,834 shares of capital stock outstanding)              $27.04
------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,198,516,775 and 44,335,335 shares of capital stock outstanding)               $27.03
------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $43,464,185
 and 1,568,074 shares of capital stock outstanding)                               $27.72
------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $225,297,543 and 8,039,921 shares of capital
 stock outstanding)                                                               $28.02

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  For the Year Ended August 31, 2002
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 INVESTMENT INCOME

 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $993,700)           $   193,542,523
 Affiliated companies                                                                    457,840
-------------------------------------------------------------------------------------------------
 Interest                                                                             10,512,650
                                                                                 ----------------
 Total investment income                                                             204,513,013

-------------------------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                                      61,560,774
-------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                              17,613,557
 Class B                                                                              46,128,366
 Class C                                                                              14,335,613
 Class N                                                                                 140,215
-------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                              18,253,979
 Class B                                                                              11,744,240
 Class C                                                                               3,578,856
 Class N                                                                                  66,822
 Class Y                                                                                 965,710
-------------------------------------------------------------------------------------------------
 Shareholder reports                                                                   5,514,864
-------------------------------------------------------------------------------------------------
 Directors' compensation                                                                 186,852
-------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                             184,745
-------------------------------------------------------------------------------------------------
 Other                                                                                   503,875
                                                                                 ----------------
 Total expenses                                                                      180,778,468
 Less reduction to custodian expenses                                                    (37,103)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees-- Class Y                                                         (324,219)
                                                                                 ----------------
 Net expenses                                                                        180,417,146

-------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                                24,095,867

-------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized loss on:
 Investments:
  Unaffiliated companies                                                          (1,010,030,809)
  Affiliated companies                                                                  (107,958)
 Closing of futures contracts                                                        (46,007,125)
 Foreign currency transactions                                                        (7,651,424)
                                                                                 ----------------
 Net realized loss                                                                (1,063,797,316)
-------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:

 Investments                                                                        (819,606,744)
 Translation of assets and liabilities denominated in foreign currencies               5,813,152
                                                                                 ----------------
 Net change                                                                         (813,793,592)
                                                                                 ----------------
 Net realized and unrealized loss                                                 (1,877,590,908)

-------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $(1,853,495,041)
                                                                                 ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

27 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED AUGUST 31,                                                                  2002                2001
-----------------------------------------------------------------------------------------------------------------------

 OPERATIONS

 Net investment income                                                         $     24,095,867     $      13,938,822
-----------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                               (1,063,797,316)         (461,201,726)
-----------------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                                             (813,793,592)       (4,584,816,262)
                                                                               ----------------------------------------
 Net decrease in net assets resulting from operations                            (1,853,495,041)       (5,032,079,166)

-----------------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                            (15,028,867)          (23,886,190)
 Class B                                                                                     --                    --
 Class C                                                                                     --                    --
 Class N                                                                                (58,345)                   --
 Class Y                                                                               (828,141)           (1,308,193)
-----------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                            (12,132,399)         (433,269,032)
 Class B                                                                             (8,545,003)         (389,463,020)
 Class C                                                                             (2,567,066)         (104,804,648)
 Class N                                                                                (25,114)                   --
 Class Y                                                                               (369,634)          (12,950,013)
-----------------------------------------------------------------------------------------------------------------------
 CAPITAL STOCK TRANSACTIONS

 Net increase (decrease) in net assets resulting from capital stock transactions:
 Class A                                                                            148,547,544           859,658,658
 Class B                                                                         (1,269,705,682)         (517,443,348)
 Class C                                                                           (160,436,307)           13,431,727
 Class N                                                                             41,677,838             7,898,778
 Class Y                                                                             34,202,372            49,200,183

-----------------------------------------------------------------------------------------------------------------------
 NET ASSETS

 Total decrease                                                                  (3,098,763,845)       (5,585,014,264)
-----------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                             14,520,825,578        20,105,839,842
                                                                               ----------------------------------------
 End of period [including undistributed net investment
 income of $20,383,192 and $13,472,873, respectively]                          $ 11,422,061,733    $   14,520,825,578
                                                                               ========================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED AUGUST 31,                    2002         2001         2000          1999          1998
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period               $ 32.15      $ 45.41      $ 42.89       $ 32.32       $ 33.87
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .16          .14          .21           .19           .29
Net realized and unrealized gain (loss)              (4.29)      (11.18)        6.79         12.03           .99
                                                    --------------------------------------------------------------
Total from investment operations                     (4.13)      (11.04)        7.00         12.22          1.28
                                                    --------------------------------------------------------------
Dividends and/or distributions to shareholders:

Dividends from net investment income                  (.07)        (.12)          --          (.15)         (.33)
Distributions from net realized gain                  (.05)       (2.10)       (4.48)        (1.50)        (2.50)
                                                    --------------------------------------------------------------

Total dividends and/or distributions
to shareholders                                       (.12)       (2.22)       (4.48)        (1.65)        (2.83)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.90       $32.15       $45.41        $42.89        $32.32
                                                    ==============================================================
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                 (12.90)%     (24.85)%      17.74%        38.62%         3.68%

------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)        $6,443,983   $7,320,747   $9,264,943    $7,723,607    $4,932,817
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $7,203,226   $7,954,409   $8,428,173    $6,721,568    $5,184,111
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                 0.52%        0.47%        0.54%         0.50%         0.83%
Expenses                                              0.99%        0.86%        0.90%         0.91%         0.90%(3)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 78%          76%          73%           72%           81%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOUMPANYING NOTES TO FINANCIAL STATMENTS.

29 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continuted
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED AUGUST 31,                    2002         2001         2000          1999          1998
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period                $31.34       $44.50       $42.42        $32.07        $33.66
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          (.20)        (.13)        (.08)         (.08)          .04
Net realized and unrealized gain (loss)              (4.05)      (10.93)        6.64         11.93           .96
                                                    --------------------------------------------------------------
Total from investment operations                     (4.25)      (11.06)        6.56         11.85          1.00
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --           --           --            --          (.09)
Distributions from net realized gain                  (.05)       (2.10)       (4.48)        (1.50)        (2.50)
                                                    --------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                          (.05)       (2.10)       (4.48)        (1.50)        (2.59)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.04       $31.34       $44.50        $42.42        $32.07
                                                    ==============================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                 (13.58)%     (25.39)%      16.84%        37.62%         2.86%

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)        $3,510,800   $5,404,510   $8,367,040    $7,072,718    $4,168,498
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $4,607,653   $6,630,335   $7,628,232    $5,930,303    $4,122,775
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                         (0.25)%      (0.29)%      (0.22)%       (0.26)%        0.06%
Expenses                                              1.75%        1.61%        1.66%         1.66%         1.66%(3)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 78%          76%          73%           72%           81%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

CLASS C      YEAR ENDED AUGUST 31,                    2002         2001         2000          1999          1998
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period                $31.33       $44.50       $42.41        $32.07        $33.64
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          (.11)        (.11)        (.08)         (.09)          .03
Net realized and unrealized gain (loss)              (4.14)      (10.96)        6.65         11.93           .98
                                                    --------------------------------------------------------------
Total from investment operations                     (4.25)      (11.07)        6.57         11.84          1.01
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --           --           --            --          (.08)
Distributions from net realized gain                  (.05)       (2.10)       (4.48)        (1.50)        (2.50)
                                                    --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.05)       (2.10)       (4.48)        (1.50)        (2.58)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.03       $31.33       $44.50        $42.41        $32.07
                                                    ==============================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                 (13.58)%     (25.42)%      16.87%        37.59%         2.91%
------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)        $1,198,517   $1,562,452   $2,213,568    $1,850,787    $1,144,692
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $1,432,566   $1,825,540   $2,004,263    $1,583,189    $1,184,355
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                         (0.24)%      (0.29)%      (0.23)%       (0.25)%        0.07%
Expenses                                              1.75%        1.61%        1.67%         1.66%         1.65%(3)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 78%          76%          73%           72%           81%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

31 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N      YEAR ENDED AUGUST 31,                          2002        2001(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                      $ 32.09    $34.36
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .12       .02
Net realized and unrealized loss                            (4.31)    (2.29)
--------------------------------------------------------------------------------
Total from investment operations                            (4.19)    (2.27)
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.13)       --
Distributions from net realized gain                         (.05)       --
--------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders         (.18)       --
--------------------------------------------------------------------------------
Net asset value, end of period                             $27.72    $32.09
                                                          ======================
--------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                        (13.15)%   (6.61)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                  $43,464    $7,641
--------------------------------------------------------------------------------
Average net assets (in thousands)                         $28,141    $2,672
--------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        0.28%     0.36%
Expenses                                                     1.24%     1.16%
--------------------------------------------------------------------------------
Portfolio turnover rate                                        78%       76%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

CLASS Y       YEAR ENDED AUGUST 31,                    2002         2001         2000          1999          1998
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

 Net asset value, beginning of period               $32.28       $45.64       $43.00        $32.38        $33.94
------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .19          .17          .24           .24           .38
 Net realized and unrealized gain (loss)             (4.28)      (11.22)        6.88         12.07           .97
                                                    --------------------------------------------------------------
 Total from investment operations                    (4.09)      (11.05)        7.12         12.31          1.35
------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.12)        (.21)          --          (.19)         (.41)
 Distributions from net realized gain                 (.05)       (2.10)       (4.48)        (1.50)        (2.50)
                                                    --------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.17)       (2.31)       (4.48)        (1.69)        (2.91)
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $28.02       $32.28       $45.64        $43.00        $32.38
                                                    ==============================================================

------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                (12.74)%     (24.76)%      18.00%        38.84%         3.88%

------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)         $225,298     $225,475     $260,289      $148,397       $53,063
------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $227,835     $239,222     $205,586      $ 99,155       $36,554
------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                0.74%        0.60%        0.77%         0.63%         1.02%
 Expenses                                             0.92%        0.79%(3)     0.66%         0.77%         0.67%(4)
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver
 of transfer agent fees                               0.78%        0.73%        0.66%         0.77%         0.67%
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                78%          76%          73%           72%           81%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

33 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES

 Oppenheimer Main Street Growth & Income Fund (the Fund) is a separate series of
 Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
 (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value.
 Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type"
 debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

34 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds of the
 Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
 however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
 Therefore, no federal income tax provision is required, however, during the year ended August 31, 2002, the Fund paid a federal excise tax of $71,455.

 As of August 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                                EXPIRING

                                2010        $878,523,150

As of August 31, 2002, the Fund had approximately $829,324,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately
$276,000 of post-October foreign currency losses which were deferred.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

35 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2002, amounts have been reclassified to reflect a decrease in additional paid-in capital of $71,455, a decrease in undistributed net investment income of $1,270,195, and a decrease in accumulated net realized loss on investments of $1,341,650. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:

                                                YEAR ENDED        YEAR ENDED
                                           AUGUST 31, 2002   AUGUST 31, 2001
                ------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income             $  15,915,353   $    25,194,383
                 Long-term capital gain         23,639,216       940,486,713
                 Return of capital                      --                --
                                             -------------------------------
                 Total                       $  39,554,569   $   965,681,096
                                             ===============================

 As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net
                 investment income               $    20,383,192
                 Accumulated net realized loss    (1,775,439,571)
                 Net unrealized appreciation         139,421,165
                                                 ---------------
                 Total                           $(1,615,635,214)
                                                 ===============

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

36 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
 2. CAPITAL STOCK

The Fund has authorized 840 million shares of $.01 par value capital stock.
Transactions in shares of capital stock were as follows:

                             YEAR ENDED AUGUST 31, 2002               YEAR ENDED AUGUST 31, 2001(1)
                             SHARES              AMOUNT               SHARES                AMOUNT
----------------------------------------------------------------------------------------------------
 CLASS A

 Sold                       57,015,786     $ 1,776,402,610           55,877,160    $ 2,020,164,974
 Dividends and/or
 distributions reinvested      761,969          24,779,385           12,142,654        438,957,131
 Redeemed                  (54,472,499)     (1,652,634,451)         (44,357,777)    (1,599,463,447)
                          ---------------------------------------------------------------------------
 Net increase                3,305,256     $   148,547,544           23,662,037    $   859,658,658
                          ===========================================================================

----------------------------------------------------------------------------------------------------
 CLASS B
 Sold                       16,064,824     $   486,429,385           23,528,539    $   847,477,675
 Dividends and/or
 distributions reinvested      241,561           7,655,080           10,405,252        368,555,673
 Redeemed                  (58,925,314)     (1,763,790,147)         (49,466,088)    (1,733,476,696)
                          ---------------------------------------------------------------------------
 Net decrease              (42,618,929)    $(1,269,705,682)         (15,532,297)   $  (517,443,348)
                          ===========================================================================

----------------------------------------------------------------------------------------------------
 CLASS C
 Sold                        5,601,281     $   168,931,421            7,392,877    $   267,612,734
 Dividends and/or
 distributions reinvested       66,833           2,117,929            2,790,677         98,845,701
 Redeemed                  (11,204,768)       (331,485,657)         (10,059,172)      (353,026,708)
                          ---------------------------------------------------------------------------
 Net increase (decrease)    (5,536,654)    $  (160,436,307)             124,382    $    13,431,727
                          ===========================================================================

----------------------------------------------------------------------------------------------------
 CLASS N
 Sold                        1,587,930     $    49,389,515              240,135    $     7,966,494
 Dividends and/or
 distributions reinvested        2,577              83,453                   --                 --
 Redeemed                     (260,531)         (7,795,130)              (2,037)           (67,716)
                          ---------------------------------------------------------------------------
 Net increase                1,329,976     $    41,677,838              238,098    $     7,898,778
                          ===========================================================================

----------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                        3,654,159     $   113,685,089            3,547,525    $   131,540,535
 Dividends and/or
 distributions reinvested       36,629           1,194,830              393,067         14,252,627
 Redeemed                   (2,635,983)        (80,677,547)          (2,658,808)       (96,592,979)
                          ---------------------------------------------------------------------------
 Net increase                1,054,805     $    34,202,372            1,281,784    $    49,200,183
                          ===========================================================================

 1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for
 Class N shares.

37 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2002, were
 $10,184,882,477 and $11,160,641,583, respectively.

 As of August 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $11,328,850,136 was composed of:

            Gross unrealized appreciation      $ 1,163,393,711
            Gross unrealized depreciation       (1,091,281,823)

            Net unrealized appreciation        $    72,111,888
                                               ===============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.
--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
 0.65% of the first $200 million of average annual net assets of the Fund, 0.60%
 of the next $150 million, 0.55% of the next $150 million, and 0.45% of average annual net assets in excess of $500 million.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a $19.75 per account fee.

    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

38 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

               AGGREGATE        CLASS A   CONCESSIONS    CONCESSIONS     CONCESSIONS     CONCESSIONS
               FRONT-END      FRONT-END    ON CLASS A     ON CLASS B      ON CLASS C      ON CLASS N
           SALES CHARGES  SALES CHARGES        SHARES         SHARES          SHARES          SHARES
              ON CLASS A    RETAINED BY   ADVANCED BY    ADVANCED BY     ADVANCED BY     ADVANCED BY
 YEAR ENDED       SHARES    DISTRIBUTOR   DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1)  DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------

 August 31, 2002 $12,400,169     $3,335,382    $895,178      $15,202,153      $1,380,111     $408,513

 1. The Distributor advances concession payments to dealers for certain sales of
 Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               CLASS A        CLASS B         CLASS C         CLASS N
                            CONTINGENT     CONTINGENT      CONTINGENT      CONTINGENT
                              DEFERRED       DEFERRED        DEFERRED        DEFERRED
                         SALES CHARGES  SALES CHARGES   SALES CHARGES   SALES CHARGES
                           RETAINED BY    RETAINED BY     RETAINED BY     RETAINED BY
 YEAR ENDED                DISTRIBUTOR    DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------------

 August 31, 2002              $112,149   $12,100,308       $142,468         $6,564

--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended August 31, 2002, payments under the Class A Plan totaled $17,613,557, all of which were paid by the Distributor to recipients, and included $903,757 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended August 31, 2002, were as follows:

                                                                             DISTRIBUTOR'S
                                                           DISTRIBUTOR'S         AGGREGATE
                                                               AGGREGATE      UNREIMBURSED
                                                            UNREIMBURSED     EXPENSES AS %
                         TOTAL PAYMENTS  AMOUNT RETAINED        EXPENSES     OF NET ASSETS
                             UNDER PLAN   BY DISTRIBUTOR      UNDER PLAN          OF CLASS
--------------------------------------------------------------------------------------------

 Class B Plan              $46,128,366       $35,752,400      $73,751,303          2.10%
 Class C Plan               14,335,613         1,548,143       23,950,792          2.00
 Class N Plan                  140,215           136,964          958,649          2.21

39 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS

 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
 Assets and Liabilities as a receivable or payable and in the Statement of
 Operations with the change in unrealized appreciation or depreciation.

    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

 As of August 31, 2002, the Fund had outstanding foreign currency contracts as follows:

                           EXPIRATION           CONTRACT     VALUATION AS OF        UNREALIZED      UNREALIZED
 CONTRACT DESCRIPTION            DATE      AMOUNT (000S)     AUGUST 31, 2002      APPRECIATION    DEPRECIATION
---------------------------------------------------------------------------------------------------------------

 Contracts to Sell
 Canadian Dollar [CAD]          9/3/02          5,137CAD        $ 3,292,496        $ 1,327          $ 3,611

--------------------------------------------------------------------------------
 6. ILLIQUID SECURITIES

 As of August 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
 Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August
 31, 2002 was $1,258,400, which represents 0.01% of the Fund's net assets.
--------------------------------------------------------------------------------
 7. BANK BORROWINGS

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
 Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of
 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended or at August
31, 2002.

40 OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

Appendix A

RATINGS
DEFINITIONS

Below are summaries of the
rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody’s
Investors Service, Inc.

-------------------------------------------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa
are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa
are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with
Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A
possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa
are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba
are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B
generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies
numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier “1” indicates that the obligation ranks in the higher end of its category; the modifier “2” indicates a mid-range ranking and the modifier “3” indicates a ranking in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has
an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard &
Poor’s Rating Services

-------------------------------------------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated
“A” are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC
and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB
are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is
more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated
CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC
may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term
Issue Credit Ratings

A-1: Rated in the
highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer’s capacity to meet its financial obligation is very strong.

A-2: Obligation is
somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as
having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch, Inc.

-------------------------------------------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment
Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative
Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rates in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D:
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.
‘DD’ indicates potential recoveries in the range of 50%-90%, and
‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this
category have defaulted on some or all of their obligations. Entities rated
‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated
‘D’ have a poor prospect for repaying all obligations.

Plus (+) and minus (-)
signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the
“AAA” category or to categories below “CCC,” nor to short-term ratings other than “F1” (see below).

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+"
to denote any exceptionally strong credit feature.

F2:  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3:  Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:   Default. Denotes actual or imminent payment default.

                                                        B-1

Appendix B

Industry
Classifications

Aerospace & Defense                                Household Durables
Air Freight & Couriers                             Household Products
Airlines                                           Industrial Conglomerates
Auto Components                                    Insurance
Automobiles                                        Internet & Catalog Retail
Banks                                              Internet Software & Services
Beverages                                          Information Technology Consulting & Services
Biotechnology                                      Leisure Equipment & Products
Building Products                                  Machinery
Chemicals                                          Marine
Commercial Services & Supplies                     Media
Communications Equipment                           Metals & Mining
Computers & Peripherals                            Multiline Retail
Construction & Engineering                         Multi-Utilities
Construction Materials                             Office Electronics
Containers & Packaging                             Oil & Gas
Distributors                                       Paper & Forest Products
Diversified Financials                             Personal Products
Diversified Telecommunication Services             Pharmaceuticals
Electric Utilities                                 Real Estate
Electrical Equipment                               Road & Rail
Electronic Equipment & Instruments                 Semiconductor Equipment & Products
Energy Equipment & Services                        Software
Food & Drug Retailing                              Specialty Retail
Food Products                                      Textiles & Apparel
Gas Utilities                                      Tobacco
Health Care Equipment & Supplies                   Trading Companies & Distributors
Health Care Providers & Services                   Transportation Infrastructure
Hotels Restaurants & Leisure                       Water Utilities
                                                   Wireless Telecommunication Services

                                                       C-13

Appendix C

OppenheimerFunds
Special Sales Charge Arrangements and Waivers

In certain cases, the
initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to
Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc.,
(referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to
all funds. For example, waivers relating to Retirement Plans do not apply to
Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional
Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1)  plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
              2)  non-qualified deferred compensation plans,
              3)  employee benefit plans3
              4)  Group Retirement Plans4
              5)  403(b)(7) custodial plan accounts
              6)  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs,
                  SARSEPs or SIMPLE plans

The interpretation of these
provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or
OppenheimerFunds, Inc. (referred to in this document as the
“Manager”).

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

      Applicability
   of Class A Contingent Deferred Sales Charges in Certain Cases

-------------------------------------------------------------------------------------------------------------------

Purchases of Class A
Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May
Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

        There
is no initial sales charge on purchases of Class A shares of any of the
Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under “Class A Contingent Deferred Sales
Charge.”5 This waiver provision applies to:

         Purchases of Class A shares aggregating $1 million or more.

 

Purchases
of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7)
Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

         Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

 

2)
by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

         Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch")

 

on
a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P.
(“MLIM”), that are made available under a Service Agreement between
Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

 

2)
The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

 

3)
The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the
Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

                               Waivers of Class A Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------------------------------------------

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by
the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

         The Manager or its affiliates.

 

Present
or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.)
are included.

 

Registered
management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

 

Dealers
or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

 

Employees
and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the
Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

 

Dealers,
brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients.
Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

 

Investment
advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

 

“Rabbi
trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

 

Clients
of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

 

Directors,
trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

 

Accounts
for which Oppenheimer Capital (or its successor) is the investment advisor (the
Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

 

A
unit investment trust that has entered into an appropriate agreement with the
Distributor. Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the

 

Distributor
to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

 

Retirement
Plans and deferred compensation plans and trusts used to fund those plans
(including, for example, plans qualified or created under sections 401(a),
401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

 

A
TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose
Class B or Class C shares of a Former Quest for Value Fund were exchanged for
Class A shares of that Fund due to the termination of the Class B and Class C
TRAC-2000 program on November 24, 1995.

 

A
qualified Retirement Plan that had agreed with the former Quest for Value
Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or
purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

         Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

 

Shares
purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves)
or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

 

Shares
purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker’s customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior
30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

         Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid
              Trust Series.

 

Shares
purchased by the reinvestment of loan repayments by a participant in a
Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent
deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

         To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

 

Involuntary
redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in
the applicable fund Prospectus).

 

For
distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
              2)  To return excess contributions.
              3)  To return contributions made due to a mistake of fact.
              4)  Hardship withdrawals, as defined in the plan.6

 

5)
Under a Qualified Domestic Relations Order, as defined in the Internal Revenue
Code, or, in the case of an IRA, a divorce or separation agreement described in
Section 71(b) of the Internal Revenue Code.

              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
                  Revenue Code.
              8)  For loans to participants or beneficiaries.
              9)  Separation from service.7

 

10)
Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

 

11)
Plan termination or “in-service distributions,” if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

 

For
distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

 

For
distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

 

For
distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

                     Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------

The Class B, Class C and
Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
         Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the
              applicable Prospectus.

 

Redemptions
from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

 

The
contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

 

Distributions
from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

 

Redemptions
of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

 

Redemptions
of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the
Distributor for this purpose.

 

Redemptions
requested in writing by a Retirement Plan sponsor of Class C shares of an
Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.

 

Distributions[8]
from Retirement Plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal
Revenue Code) of the participant

                  or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4)  To make hardship withdrawals, as defined in the plan.9

 

5)
To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b)
of the Internal Revenue Code.

              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
                  Revenue Code.
              8)  For loans to participants or beneficiaries.10
              9)  On account of the participant's separation from service.11

 

10)
Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

 

11)
Distributions made on account of a plan termination or “in-service”
distributions, if the redemption proceeds are rolled over directly to an
OppenheimerFunds-sponsored IRA.

 

12)
For distributions from a participant’s account under an Automatic
Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

 

13)
Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

 

14)
For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

 

Redemptions
of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred
sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

         Shares sold to the Manager or its affiliates.

 

Shares
sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

         Shares issued in plans of reorganization to which the Fund is a party.

 

Shares
sold to present or former officers, directors, trustees or employees (and their
“immediate families” as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

      Special
   Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who
   Were Shareholders of FormerQuest
for Value Funds

-------------------------------------------------------------------------------------------------------------------

The initial and contingent
deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the
Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc.
became the investment advisor to those former Quest for Value Funds. Those funds include:

     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

        These
arrangements also apply to shareholders of the following funds when they merged
(were reorganized) into various Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

        All
of the funds listed above are referred to in this Appendix as the “Former
Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

         acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

 

purchased
by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

        Reduced
Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds
Shareholders.

Purchases by Groups and
Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to
November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------

Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price

-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------

9 or Fewer                                  2.50%                          2.56%                       2.00%

-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------

At least  10 but not more  than             2.00%                          2.04%                       1.60%
49

-------------------------------- ---------------------------- --------------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------------

        For
purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.

        Purchases
made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and Statement of Additional Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

        Waiver
of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges: o Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired

 

shares
of any of the Former Quest for Value Funds by merger of a portfolio of the AMA
Family of Funds.

        o
Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

        Waiver
of Class A Contingent Deferred Sales Charge in Certain Transactions. The
Class A contingent deferred sales charge will not apply to redemptions of Class
A shares purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

        Investors
who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income
Security Act of 1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

        Waivers
for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of
Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6,
1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the

                  annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

o

liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

        Waivers
for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to
November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a
Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for
Value Fund merged. Those shares must have been purchased on or after March 6,
1995, but prior to November 24, 1995:

o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

o

withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

o

liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

        A
shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

      Special
   Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who
   Were Shareholders of

                                     Connecticut Mutual Investment Accounts, Inc.
--------------------------------------------------------------------------------------------------------------

The initial and contingent
deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a “Fund” in this section):

     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund

are modified as described
below for those Fund shareholders who were shareholders of the following funds
(referred to as the “Former Connecticut Mutual Funds”) on March 1,
1996, when OppenheimerFunds, Inc. became the investment adviser to the Former
Connecticut Mutual Funds:

     Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account            CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account      CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

        Class
A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A
CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:

 

1)
persons whose purchases of Class A shares of a Fund and other Former Connecticut
Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined
Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

 

2)
persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former
Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a
13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

        Any
of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

        Class
A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class
A shares:

 

1)
any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
Connecticut Mutual Funds or a Fund into which such Fund merged;

 

2)
any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut
Mutual Funds totaled $500,000 or more;

              3)  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
              4)  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the
                  prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

 

5)
one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

 

6)
an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
Former Connecticut Mutual Funds, provided the institution had an agreement with
CMFS.

        Purchases
of Class A shares made pursuant to (1) and (2) above may be subject to the Class
A CDSC of the Former Connecticut Mutual Funds described above.

        Additionally,
Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual
Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers
set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a
Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class
B shares of a Former Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i) acquired prior to
March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former
Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

     1)  by the estate of a deceased shareholder;

 

2)
upon the disability of a shareholder, as defined in Section 72(m)(7) of the
Internal Revenue Code; 3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified

 

under
Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

 

4)
as tax-free returns of excess contributions to such retirement or employee benefit plans; 5) in whole or in part, in connection with shares sold to any state, county, or city, or any

 

instrumentality,
department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

 

6)
in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

 

8)
in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

 

9)
as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the
Board of Directors of the Fund.

      Special
   Reduced Sales Charge for Former Shareholders of Advance America

-------------------------------------------------------------------------------------------------------------------

                                                    Funds, Inc.

Shareholders of Oppenheimer
Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic
Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold)
shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class
A shares of those four Oppenheimer funds at a maximum sales charge rate of
4.50%.

          Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
-------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible
Securities Fund (referred to as the “Fund” in this section) may sell
Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

         the Manager and its affiliates,

 

present
or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s Statement of Additional
Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,

 

registered
management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment advisor or distributor for that purpose,

 

dealers
or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

 

employees
and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

 

dealers,
brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

 

dealers,
brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

-------------------------------------------------------------------------------------------------------------------

Oppenheimer
Main Street® Growth & Income Fund

-------------------------------------------------------------------------------------------------------------------

Internet
Website:

         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Advisor
         OppenheimerFunds, Inc.
         498 Seventh Avenue
         New York, New York 10018

Distributor

         OppenheimerFunds Distributor, Inc.
         498 Seventh Avenue
         New York, New York 10018

Transfer Agent

         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.CALL.OPP (225-5677)

Custodian Bank
         Citibank, N.A.
         111 Wall Street
         New York, New York 10005

Independent
Auditors

         Deloitte & Touche LLP
         555 Seventeenth Street, Suite 3600
         Denver, Colorado 80202-3942

Counsel to the
Funds

         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

Counsel to
Independent Directors

         Mayer, Brown, Rowe and Maw
         1675 Broadway
         New York, New York 10019

1234
PX700.001.1002

__________

                                                                                           1 Mrs. Hamilton and Mr. Malone were appointed as Directors of the Board II Funds effective June 1, 2002 and therefore did not receive compensation from any of the Board II Funds.

1 In accordance with Rule
12b-1 of the Investment Company Act, the term “Independent Directors”
in this Statement of Additional Information refers to those Directors who are not “interested persons” of the Fund (or its parent corporation) and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan..

1 Certain
waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to
“redemptions” mean “repurchases” of shares.

3 An
“employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

4 The term
“Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan”
also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

5 However, that
concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the Plan for more than one year. 6 This provision does not apply to IRAs.

7 This provision
does not apply to 403(b)(7) custodial plans if the participant is less than age
55, nor to IRAs. 8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

9 This provision does not apply to IRAs.

10 This
provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan. 11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

OPPENHEIMER
MAIN STREET FUNDS, INC.

FORM N-1A

PART C

OTHER
INFORMATION

Item 23.
Exhibits

(a)      (i)      Articles of Incorporation dated October 2, 1987:  Filed with Registrant's Post-Effective
         Amendment No. 12, (10/25/93), and incorporated herein by reference.

         (ii)     Amended Articles of Incorporation dated December 9, 1987:  Filed with Registrant's
         Post-Effective Amendment No. 12, (10/25/93), and incorporated herein by reference.

         (iii)    Articles Supplementary to the Articles of Incorporation dated August 18, 1988:  Filed with
         Registrant's Post-Effective Amendment No. 12, (10/25/93), and incorporated herein by reference.

         (iv)     Articles Supplementary to the Articles of Incorporation dated January 20, 1989:  Filed with
         Registrant's Post-Effective Amendment No. 12, (10/25/93), and incorporated herein by reference.

         (v)      Articles Supplementary to the Articles of Incorporation dated April 16, 1990:  Filed with
         Registrant's Post-Effective Amendment No. 12, (10/25/93), and incorporated herein by reference.

         (vi)     Amendment to the Articles of Incorporation dated August 27, 1993:  Filed with Registrant's
         Post-Effective Amendment No. 12, (10/25/93), and incorporated herein by reference.

         (vii)    Amendment to the Articles of Incorporation dated October 20, 1993:  Filed with Registrant's
         Post-Effective Amendment No. 12, (10/25/93), and incorporated herein by reference.

         (viii)   Articles Supplementary to the Articles of Incorporation dated October 27, 1993:  Filed with
         Registrant's Post-Effective Amendment No. 14, (9/30/94), and incorporated herein by reference.

         (ix)     Articles Supplementary to the Articles of Incorporation dated November 29, 1993:  Filed with
         Registrant's Post-Effective Amendment No. 14, (9/30/94), and incorporated herein by reference.

         (x)      Articles Supplementary to the Articles of Incorporation dated April 28, 1994: Filed with
         Registrant's Post-Effective Amendment No. 14, (9/30/94), and incorporated herein by reference.

         (xi)     Articles Supplementary to the Articles of Incorporation dated September 30, 1994: Filed with
         Registrant's Post-Effective Amendment No. 14, (9/30/94), and incorporated herein by reference.

         (xii)    Articles Supplementary to the Articles of Incorporation dated August 30, 1996: Previously filed with Registrant's Post-Effective Amendment No. 19, (10/30/96), and incorporated herein by reference.

(xiii)   Articles Supplementary to the Articles of Incorporation dated September 30, 1996: Previously filed with
         Registrant's Post-Effective Amendment No. 19, (10/30/96), and incorporated herein by reference.

(xiv)    Articles Supplementary to the Articles of Incorporation dated November 30, 1998.  Previously filed with
         Registrant's Post-Effective Amendment No. 23, (12/22/98), and incorporated herein by reference.

(xv)     Articles Supplementary to the Articles of Incorporation dated December 19, 2000. Previously filed with
         Registrant's Post-Effective Amendment No. 26, (12/20/00), and incorporated herein by reference.

(b)      Amended By-Laws dated December 19, 2000: Previously filed with Registrant's  Post-Effective  Amendment No.
         26, (12/20/00) and incorporated herein by reference.

(c)      (i)      Specimen  Class A Stock  Certificate - Oppenheimer  Main Street Growth & Income Fund:  Previously
         filed with Registrant's Post-Effective Amendment No. 28 (12/19/01), and incorporated herein by reference.

         (ii)     Specimen  Class B Stock  Certificate - Oppenheimer  Main Street Growth & Income Fund:  Previously
         filed with Registrant's Post-Effective Amendment No. 28 (12/19/01), and incorporated herein by reference.

(iii)    Specimen Class C Stock  Certificate - Oppenheimer Main Street Growth & Income Fund:  Previously filed with
         Registrant's Post-Effective Amendment No. 28 (12/19/01), and incorporated herein by reference.

(iv)     Specimen Class N Stock  Certificate - Oppenheimer Main Street Growth & Income Fund:  Previously filed with
         Registrant's Post-Effective Amendment No. 28 (12/19/01), and incorporated herein by reference.

(v)      Specimen Class Y Stock  Certificate - Oppenheimer Main Street Growth & Income Fund:  Previously filed with
         Registrant's Post-Effective Amendment No. 28 (12/19/01), and incorporated herein by reference.

(d)      (i)      Investment  Advisory  Agreement  dated  October 22,  1990 for  Oppenheimer  Main Street  Growth &
         Income  Fund:  Filed  with  Registrant's   Post-Effective   Amendment  No.  6,  (11/1/90),   refiled  with
         Registrant's  Post-Effective  Amendment No. 14,  (9/30/94),  pursuant to Item 102 of  Regulation  S-T, and incorporated herein by reference.

(e)      (i)      General  Distributor's  Agreement  dated  October 13, 1992:  Previously  filed with  Registrant's
         Post-Effective Amendment No. 11, (8/25/93), and incorporated herein by reference.

(ii)     Form of Dealer Agreement of  OppenheimerFunds  Distributor,  Inc.:  Previously  filed with  Post-Effective
                  Amendment  No. 45 to the  Registration  Statement  of  Oppenheimer  High  Yield  Fund  (Reg.  No.
                  2-62076), 10/26/01, and incorporated herein by reference.

(iii)    Form of Broker Agreement of  OppenheimerFunds  Distributor,  Inc.:  Previously  filed with  Post-Effective
                  Amendment  No. 45 to the  Registration  Statement  of  Oppenheimer  High  Yield  Fund  (Reg.  No.
                  2-62076), 10/26/01, and incorporated herein by reference.

(iv)     Form of Agency Agreement of  OppenheimerFunds  Distributor,  Inc.:  Previously  filed with  Post-Effective
         Amendment  No. 45 to the  Registration  Statement  of  Oppenheimer  High Yield Fund  (Reg.  No.  2-62076),
         10/26/01, and incorporated herein by reference.

         Form of Trust Company Fund/SERV  Purchase  Agreement of  OppenheimerFunds  Distributor,  Inc.:  Previously
         filed with  Post-Effective  Amendment No. 45 to the Registration  Statement of Oppenheimer High Yield Fund
         (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(vi)     Form of Trust Company  Agency  Agreement of  OppenheimerFunds  Distributor,  Inc.:  Previously  filed with
         Post-Effective  Amendment No. 45 to the  Registration  Statement of Oppenheimer  High Yield Fund (Reg. No.
         2-62076), 10/26/01, and incorporated herein by reference.

(f)      Form of  Deferred  Compensation  Plan  for  Disinterested  Trustees/Directors  Filed  with  Post-Effective
Amendment No. 40 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),  (10/27/98),  and
incorporated herein by reference.

(g)      i)     Custody  Agreement dated 8/5/92:  Previously filed with Registrant's  Post-Effective  Amendment No.
         10,  (10/19/92),  refiled with Registrant's  Post-Effective  Amendment No. 14, (9/30/94)  pursuant to Item
         102 of Regulation S-T and incorporated herein by reference.

ii)      Amended  and  Restated   Foreign  Custody  Manager   Agreement   dated  4/3/01:   Previously   filed  with
         Post-Effective  Amendment No. 34 to the  Registration  Statement of  Oppenheimer  Gold & Special  Minerals
         Fund (Reg. No.  2-82590), 10/25/01, and incorporated herein by reference.

         (iii)    Amendment   dated  4/3/01  to  Custody   Agreement   dated   11/12/92:   Previously   filed  with
         Post-Effective  Amendment No. 34 to the  Registration  Statement of  Oppenheimer  Gold & Special  Minerals
         Fund (Reg. No. 2-82590), 10/25/01, and incorporated herein by reference.

(h)      Not applicable.

(i)      (i)      Opinion  and  Consent of Counsel  dated  February  1, 1988:  Previously  filed with  Registrant's
         Post-Effective  Amendment  No.  1  to  Registrant's  Registration  Statement,   (6/28/88),   refiled  with
         Registrant's  Post-Effective  Amendment  No. 14,  (9/30/94),  pursuant to Item 102 of  Regulation  S-T and incorporated herein by reference.

(ii)     Opinion and Consent of Counsel dated January 20, 1989:  Filed with Registrant's Post-Effective Amendment
         No. 4, (10/30/89), and refiled with Post-Effective Amendment No. 14, (9/30/94), pursuant to Item 102 of
         Regulation S-T, and incorporated herein by reference.

(iii)    Opinion  and  Consent of  Counsel  for Class N shares  dated  December  20,  2000:  Previously  filed with
         Registrant's Post-Effective Amendment No. 26, (12/20/00), and incorporated herein by reference.

(j)      Independent Auditors Consent: Filed herewith.

(k)      Not applicable.
(l)      Investment  Letter from  OppenheimerFunds,  Inc. to Registrant  dated December 22, 1988:  Previously filed with Registrant's  Post-Effective  Amendment No. 3, (1/17/89),  and refiled with  Post-Effective  Amendment No. 14,
(9/30/94), pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(m)      (i)      Service Plan and  Agreement for Class A shares of  Oppenheimer  Main Street Growth & Income Fund, dated April 23, 2002: Filed herewith.

(ii)     Amended  Distribution  and Service Plan and Agreement for Class B shares of Oppenheimer Main Street Growth
         & Income Fund dated March 30, 2001: Filed herewith.

(iii)    Amended and restated  Distribution  and Service Plan and Agreement for Class C shares of Oppenheimer  Main
         Street  Growth & Income Fund dated  March 30,  2001:  Previously  filed with  Registrant's  Post-Effective
         Amendment No. 28 (12/19/01), and incorporated herein by reference.

(iv)     Distribution  and Service  Plan and  Agreement  for Class N shares of  Oppenheimer  Main  Street  Growth &
         Income Fund dated October 24, 2000: Filed herewith.

(n)      Oppenheimer Funds Multiple Class Plan under Rule 18f-3 March 18, 1996 and updated through 8/21/01:
         Previously filed with Post-Effective Amendment No. 20, to the registration statement of Oppenheimer Cash
         Reserves (Reg. No. 33-23223), (9/27/01), and incorporated herein by reference.

(o)       Powers of Attorney for all Trustees/Directors and Officers except for Beverly L. Hamilton, Robert J.
Malone, Edward Cameron, F. William Marshall, Jr., and John Murphy (including Certified Board Resolutions):
Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Select Managers
(Reg. No. 333-49774), 2/8/01, and incorporated herein by reference.

          (i) Powers of Attorney for Edward Cameron, F. William Marshall Jr. and John Murphy: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No.
2-62076), 10/26/01, and incorporated herein by reference.

          (ii) Powers of Attorney for Beverly L. Hamilton and Robert J. Malone: Previously filed with
Post-Effective Amendment No. 46 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
8/23/02, and incorporated herein by reference.

(p)      Amended and Restated Code of Ethics of the  Oppenheimer  Funds dated March 1, 2000 under Rule 17j-1 of the
         Investment Company Act of 1940:  Previously filed with the Initial  Registration  Statement of Oppenheimer
         Emerging Technologies Fund (Reg. No. 333-32108), (3/10/00), and incorporated herein by reference.

Item 24. -
Persons Controlled by or Under Common Control with the Fund

None.

Item 25. - Indemnification

Reference is made to the
provisions of Article Seven of Registrant’s Amended and Restated
Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification
for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. -
Business and Other Connections of the Investment Adviser

(a) OppenheimerFunds, Inc.
is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item
26(b) below.

(b) There is set forth
below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds,
Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and
Current Position with OppenheimerFunds, Inc.Other
Business and Connections
During the Past Two Years

Timothy L. Abbuhl,
Assistant Vice President                    None
Amy B. Adamshick,
Vice President                              None
Charles E. Albers,
Senior Vice President                       None
Edward J. Amberger,
Assistant Vice President                    None
Erik Anderson,
Assistant Vice President                    None
Janette Aprilante,
Vice President & Secretary                  As of January 2002: Secretary of OppenheimerFunds, Distributor, Inc.,
Centennial Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset
Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc.; Assistant Secretary of
HarbourView Asset Management Corporation, OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
Institutional Asset Management, Inc.
Hany S. Ayad,
Assistant Vice President                    None
Victor W. Babin,
Senior Vice President                       None
Bruce L. Bartlett,
Senior Vice President                       None
John Michael Banta,
Assistant Vice President                    None
Lerae A. Barela,
Assistant Vice President                    None
George Batejan,
Executive Vice President/
Chief Information Officer                   None
Kevin Baum,
Vice President                              None
Connie Bechtolt,
Assistant Vice President                    None
Robert Behal
Assistant Vice President                    Assistant Vice President of HarbourView Asset Management Corporation.
Formerly, Associate Director at MetLife (Jan 2000-May 2000).
Kathleen Beichert,
Vice President                              Vice President of OppenheimerFunds Distributor, Inc.
Erik S. Berg,
Assistant Vice President                    None
Rajeev Bhaman,
Vice President                              None
Mark Binning,
Assistant Vice President                    None
Robert J. Bishop,
Vice President                              None
John R. Blomfield,
Vice President                              None
Chad Boll,
Assistant Vice President                    None
Lowell Scott Brooks,
Vice President                              Vice President of OppenheimerFunds Distributor, Inc.
Richard Buckmaster,
Vice President                              None
Mark Burns,
Assistant Vice President                    Formerly a Marketing Manager with Alliance Capital Management (October
1999-April 2001).
Bruce Burroughs
Vice President                              None
Claudia Calich,
Assistant Vice President                    None
Michael A. Carbuto,
Vice President                              None
Ronald G. Chibnik,

Assistant Vice President
Director of technology for Sapient Corporation (July, 2000-August 2001);
software architect for Sapient Corporation (March 1997-July 2000).

H.C. Digby Clements,
Vice President: Rochester Division          None
Peter V. Cocuzza,
Vice President                              None
Julie C. Cusker,
Assistant Vice President:
Rochester Division                          None
John Damian,
Vice President                              Formerly senior analyst/director for Citigroup Asset Management
(November 1999-September 2001).
O. Leonard Darling,
Vice Chairman, Executive Vice
President, Chief Investment

Officer & Director
Chairman of the Board and a director (since June 1999) and Senior Managing
Director (since December 1998) of HarbourView Asset Management Corporation; a
director (since July 2001) of Oppenheimer Acquisition Corp.; a director (since
March 2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior
Managing Director and director (since February 2001) of OFI Institutional Asset
Management, Inc.; Trustee (since 1993) of Awhtolia College - Greece.

John M. Davis,
Assistant Vice President                    Assistant Vice President of OppenheimerFunds Distributor, Inc.
Robert A. Densen,
Senior Vice President                       None
Ruggero de'Rossi,
Vice President                              None
Craig P. Dinsell,
Executive Vice President                    None
Randall C. Dishmon,
Assistant Vice President                    Formerly an Associate with Booz Allen & Hamilton (1998-June 2001).
Rebecca K. Dolan
Vice President                              None
Steven D. Dombrower,
Vice President                              Vice President of OppenheimerFunds Distributor, Inc.
Bruce C. Dunbar,
Vice President                              None
Richard Edmiston,
Assistant Vice President                    None
Daniel R. Engstrom,
Assistant Vice President                    None
Armand B. Erpf,
Assistant Vice President                    None
James Robert Erven
Assistant Vice President                    Formerly an Assistant Vice President/Senior Trader with Morgan Stanley
Investment Management (1999-April 2002).
George R. Evans,
Vice President                              None
Edward N. Everett,
Vice President                              None
George Fahey,
Vice President                              Vice President of OppenheimerFunds Distributor, Inc.
Scott T. Farrar,
Vice President                              None
Katherine P. Feld,
Vice President, Senior Counsel              Vice President of OppenheimerFunds, Distributor, Inc.; Vice President,
Assistant Secretary and Director of Centennial Asset Management Corporation; Vice President of Oppenheimer Real
Asset Management, Inc.
Ronald H. Fielding,
Senior Vice President;
Chairman: Rochester Division                Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI
Mutual Insurance Company; Governor of St. John's College; Chairman of the Board of Directors of International
Museum of Photography at George Eastman House.
P. Lyman Foster,
Senior Vice President                       Senior Vice President of OppenheimerFunds Distributor, Inc.
David Foxhoven,
Assistant Vice President                    Assistant Vice President of OppenheimerFunds Legacy Program.
Colleen M. Franca,
Assistant Vice President                    None
Crystal French,
Vice President                              None
Dan P. Gangemi,
Vice President                              None
Dan Gagliardo,
Assistant Vice President                    Formerly an Assistant Vice President with Mitchell Hutchins (January
2000-October 2000).
Subrata Ghose,
Assistant Vice President                    None
Charles W. Gilbert,
Assistant Vice President                    None
Alan C. Gilston,
Vice President                              None
Sharon M. Giordano,
Assistant Vice President                    None
Jill E. Glazerman,
Vice President                              None
Paul M. Goldenberg,
Vice President                              None
Mike Goldverg,
Assistant Vice President                    None
Bejamin J. Gord,
Vice President                              Vice President of HarbourView Asset Management Corporation. Formerly
Executive Director with Miller Anderson Sherrerd, a division of Morgan Stanley Investment Management. (April
1992-March 2002).
Laura Granger,
Vice President                              Formerly a portfolio manager at Fortis Advisors (July 1998-October
2000).
Robert Grill,
Senior Vice President                       None
Robert Guy,
Senior Vice President                       None
David Hager,
Vice President                              None
Robert Haley,
Assistant Vice President                    None
Marilyn Hall,
Vice President                              None
Kelly Haney,
Assistant Vice President                    None
Thomas B. Hayes,
Vice President                              None
Dorothy F. Hirshman,
Vice President                              None
Merryl I. Hoffman,
Vice President & Senior Counsel             As of December 2001: Secretary of HarbourView Asset Management
Corporation, OFI Private Investments, Inc. and OFI Institutional Asset Management, Inc.; Assistant Secretary of
OppenheimerFunds Legacy Program.
Scott T. Huebl,
Vice President                              Assistant Vice President of OppenheimerFunds Legacy Program.
Margaret Hui,
Assistant Vice President                    None
John Huttlin,
Vice President                              None
James G. Hyland,
Assistant Vice President                    None
Steve P. Ilnitzki,
Senior Vice President                       Formerly Vice President of Product Management at Ameritrade (until
March 2000).
Kathleen T. Ives,
Vice President & Assistant Counsel          Vice President of OppenheimerFunds Distributor, Inc.; Vice President
and Assistant Secretary of Shareholder Services, Inc.; Assistant Secretary of OppenheimerFunds Legacy Program and
Shareholder Financial Services, Inc.
William Jaume,
Vice President                              Senior Vice President and Chief Compliance Officer (since April 2000)
of HarbourView Asset Management Corporation; and of OFI Institutional Asset Management, Inc. (since February
2001).
Frank V. Jennings,
Vice President                              None
John Jennings,
Vice President                              None
John Michael Johnson,

Assistant Vice President
Formerly Vice President, Senior Analyst/Portfolio Manager at Aladdin Capital
Holdings Inc. (February 2001-May 2002) prior to which he was Vice President and
Senior Analyst at Merrill Lynch Investment Managers (October 1996-February
2001).

Lewis A. Kamman,
Vice President                              None
Jennifer E. Kane,
Assistant Vice President                    None.
Lynn O. Keeshan,
Senior Vice President                       None
Thomas W. Keffer,
Senior Vice President                       None
Cristina J. Keller,
Vice President                              Vice President of OppenheimerFunds Distributor, Inc.
Michael Keogh,
Vice President                              None
Garrett K. Kolb,
Assistant Vice President                    None
Walter G. Konops,
Assistant Vice President                    None
Avram D. Kornberg,
Senior Vice President                       None
James Kourkoulakos,
Vice President                              None
Guy E. Leaf,
Vice President                              Vice President of Merrill Lynch (January 2000-September 2001.
Christopher M. Leavy,
Senior Vice President                       Formerly Vice President and portfolio manager at Morgan Stanley
Investment Management (1997-September 2000).
Dina C. Lee,
Assistant Vice President & Assistant Counsel
Formerly an attorney with Van Eck Global (until December 2000).
Laura Leitzinger,
Vice President                              Vice President of Shareholder Financial Services, Inc.
Michael S. Levine,
Vice President                              None
Gang Li,
Assistant Vice President                    None
Shanquan Li,
Vice President                              None
Mitchell J. Lindauer,
Vice President & Assistant General Counsel  None
Bill Linden,
Assistant Vice President                    None
Malissa B. Lischin,
Assistant Vice President                    Assistant Vice President of OppenheimerFunds Distributor, Inc.
Reed Litcher,
Vice President                              None
David P. Lolli,
Assistant Vice President                    None
Daniel G. Loughran
Vice President: Rochester Division          None
Patricia Lovett,
Vice President                              Vice President of Shareholder Financial Services, Inc. and Senior Vice
President of Shareholder Services, Inc.
Steve Macchia,
Vice President                              None
Angelo G. Manioudakis

Senior Vice President
Senior Vice President of HarbourView Asset Management Corporation. Formerly
Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April 2002).

Marianne Manzolillo,
Assistant Vice President                    None
Philip T. Masterson,
Vice President & Assistant Counsel          None
Charles L. McKenzie,

Senior Vice President
Senior Vice President of HarbourView Asset Management Corporation and OFI
Institutional Asset Management Corporation.

Lisa Migan,
Assistant Vice President                    None
Andrew J. Mika,
Senior Vice President                       None
Joy Milan,
Vice President                              None
Denis R. Molleur,
Vice President & Senior Counsel             None
Nikolaos D. Monoyios,
Vice President                              None
Charles Moon,

Vice President Vice
President of HarbourView Asset Management Corporation. Formerly an Executive
Director and Portfolio Manager with Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (June 1999-March 2002).

John Murphy,
Chairman, President, Chief Executive Officer & Director
Director of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation, HarbourView Asset
Management Corporation, OFI Private Investments, Inc., OFI Institutional Asset Management, Inc. and Tremont
Advisers, Inc.; Director (Class A) of Trinity Investments Management Corporation; President and Director of
Oppenheimer Acquisition Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc.;
Chairman and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Executive Vice
President of MassMutual Life Insurance Company; director of DLB Acquisition Corp.
Thomas J. Murray,
Vice President                              None
Kenneth Nadler,
Vice President                              None
David Negri,
Senior Vice President                       Senior Vice President of HarbourView Asset Management Corporation.
Richard Nichols,
Vice President                              None
Barbara Niederbrach,
Assistant Vice President                    None
Raymond C. Olson,
Assistant Vice President                    Assistant Vice President and Treasurer of OppenheimerFunds
Distributor, Inc.; Treasurer of Centennial Asset Management Corporation.
Frank J. Pavlak,
Vice President                              None
David P. Pellegrino,
Vice President                              None
Allison C. Pells,
Assistant Vice President                    None
James F. Phillips,
Vice President                              None
Raghaw Prasad,

Assistant Vice President
Formerly Associate Vice President with Prudential Securities New York (January
2001-November 2001) prior to which he was a Director/Analytics with Prudential
Investments New Jersey (April 1997-November 2001).

Jane C. Putnam,
Vice President                              None
Michael E. Quinn,
Vice President                              None
Julie S. Radtke,
Vice President                              None
Norma J. Rapini,
Assistant Vice President:
Rochester Division                          None
Thomas P. Reedy,
Vice President                              Vice President (since April 1999) of HarbourView Asset Management
Corporation.
Brian N. Reid,
Assistant Vice President                    Formerly an Assistant Vice President with Eaton Vance Management
(January 2000-January 2002).
Kristina Richardson,
Assistant Vice President                    None
David Robertson,
Senior Vice President                       Senior Vice President of OppenheimerFunds Distributor, Inc.
Rob Robis,
Assistant Vice President                    None
Antoinette Rodriguez,
Assistant Vice President                    None
Jeffrey S. Rosen,
Vice President                              None
Richard H. Rubinstein,
Senior Vice President                       None
James H. Ruff,
Executive Vice President                    President and director of OppenheimerFunds Distributor, Inc. and
Centennial Asset Management Corporation; Executive Vice President of OFI Private Investments, Inc.
Andrew Ruotolo
Executive Vice President and Director       President and director of Shareholder Services, Inc. and Shareholder
Financial Services, Inc., Director (Class A) of Trinity Investment Management Corporation
Rohit Sah,
Assistant Vice President                    None
Valerie Sanders,
Vice President                              None
Tricia Scarlata,
Assistant Vice President                    Formerly, Marketing Manager of OppenheimerFunds, Inc. (April
2001-August 2002); Client Service Support Manager for Sanford C. Bernstein (December 1999-April 2001)
Jeffrey R. Schneider,
Vice President                              None
Ellen P. Schoenfeld,
Vice President                              None
David Schultz,
Senior Vice President                       Chief Executive Officer, President & Senior Managing Director &
Director of OFI Institutional Asset Management, Inc. and HarbourView Asset Management Corporation; Director
(Class A) and Chairman of Trinity Investment Management Corporation; Director of Oppenheimer Trust Company.
Scott A. Schwegel,
Assistant Vice President                    None
Allan P. Sedmak
Assistant Vice President                    None
Jennifer L. Sexton,
Vice President                              Vice President of OFI Private Investments, Inc.
Martha A. Shapiro,
Vice President                              None
Navin Sharma,
Vice President                              Formerly, Manager at BNP Paribas Cooper Neff Advisors (May 2001-April
2002) prior to which he was Development Manager at Reality Online/Reuters America Inc. (June 2000-May 2001).
Steven J. Sheerin,
Vice President                              Formerly consultant with Pricewaterhouse Coopers (November 2000-May
2001) prior to which he was a Vice President of Merrill Lynch Pierce Fenner & Smith, Inc. (July 1998-October
2000).
Bonnie Sherman,
Assistant Vice President                    None
David C. Sitgreaves,
Assistant Vice President                    None
Edward James Sivigny
Assistant Vice President                    Formerly a Director for ABN Amro Securities (July 2001-July 2002)
prior to which he was Associate Director for Barclays Capital (1998-July 2001).
Enrique H. Smith,
Assistant Vice President                    Formerly a business analyst with Goldman Sachs (August 1999-August
2001).
Richard A. Soper,
Vice President                              None
Louis Sortino,
Assistant Vice President:
Rochester Division                          None
Keith J. Spencer,
Vice President                              None
Marco Antonio Spinar,
Assistant Vice President                    Formerly, Director of Business Operations at AOL Time Warner, AOL Time
Warner Book Group (June 2000-December 2001).
Richard A. Stein,
Vice President: Rochester Division          None
Arthur P. Steinmetz,
Senior Vice President                       Senior Vice President of HarbourView Asset Management Corporation.
Jayne M. Stevlingson,
Vice President                              None
Gregory J. Stitt,
Vice President                              None
John P. Stoma,
Senior Vice President                       Senior Vice President of OppenheimerFunds Distributor, Inc.
Wayne Strauss,
Assistant Vice President:
Rochester Division                          None
Michael Stricker,
Vice President                              None
Deborah A. Sullivan,
Assistant Vice President,
Assistant Counsel                           Since December 2001, Secretary of Oppenheimer Trust Company.
Mary Sullivan,
Assistant Vice President                    None
Kevin L. Surrett,
Assistant Vice President                    None
Susan B. Switzer,
Vice President                              None
Anthony A. Tanner,
Vice President: Rochester Division          None
Paul Temple,
Vice President                              Formerly a Vice President of Merrill Lynch (October 2001-January 2002)
prior to which he was a Vice President with OppenheimerFunds, Inc. (May 2000-October 5, 2001).
Eamon Tubridy,
Assistant Vice President                    None
James F. Turner,
Vice President                              Formerly portfolio manager for Technology Crossover Ventures (May
2000-March 2001).
Cameron Ullyat,
Assistant Vice President                    None
Mark S. Vandehey,
Vice President                              Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Management Corporation and Shareholder Services, Inc.
Maureen Van Norstrand,
Assistant Vice President                    None
Vincent Vermette,
Assistant Vice President                    Assistant Vice President of OppenheimerFunds Distributor, Inc.
Phillip F. Vottiero,
Vice President                              None
Samuel Sloan Walker,
Vice President                              Vice President of HarbourView Asset Management Corporation.
Teresa M. Ward,
Vice President                              Vice President of OppenheimerFunds Distributor, Inc.
Jerry A. Webman,
Senior Vice President                       Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler,
Assistant Vice President:
Rochester Division                          None
Barry D. Weiss,
Vice President                              None
Melissa Lynn Weiss,
Vice President                              Formerly an Associate at Hoguet Newman & Regal, LLP (January 1998-May
2002).
Christine Wells,
Vice President                              None
Joseph J. Welsh,
Vice President                              None
Diederick Wermolder,
Vice President                              Director of OppenheimerFunds International Ltd.; Senior Vice President
(Managing Director of the International Division) of OFI Institutional Asset Management, Inc.
Catherine M. White,
Assistant Vice President                    Assistant Vice President of OppenheimerFunds Distributor, Inc.
Formerly, Assistant Vice President with Gruntal & Co. LLC (September 1998 - October 2000); member of the American
Society of Pension Actuaries (ASPA) since 1995.
William L. Wilby,
Senior Vice President                       Formerly Senior Vice President of HarbourView Asset Management
Corporation (May 1999-July 2002).
Donna M. Winn,
Senior Vice President                       President, Chief Executive Officer and Director of OFI Private
Investments, Inc.; Director and President of OppenheimerFunds Legacy Program; Senior Vice President of
OppenheimerFunds Distributor, Inc.
Kenneth Winston,
Senior Vice President                       Principal at Richards & Tierney, Inc. (until June 2001).
Brian W. Wixted,
Senior Vice President and
Treasurer                                   Treasurer of HarbourView Asset Management Corporation;
OppenheimerFunds International Ltd., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management
Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc. and
OFI Institutional Asset Management, Inc.; Treasurer and Chief Financial Officer of Oppenheimer Trust Company;
Assistant Treasurer of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program.
Carol Wolf,
Senior Vice President                       Serves on the Board of the Colorado Ballet.
Kurt Wolfgruber,
Senior Vice President                       Director of Tremont Advisers, Inc. (as of January 2002).
Caleb C. Wong,
Vice President                              None
Edward C. Yoensky,
Assistant Vice President                    None
Robert G. Zack
Senior Vice President and
General Counsel                             General Counsel and Director of OppenheimerFunds Distributor, Inc.;
General Counsel of Centennial Asset Management Corporation; Senior Vice President and General Counsel of
HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President,
General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private
Investments, Inc. and Oppenheimer Trust Company; Vice President and Director of Oppenheimer Partnership Holdings,
Inc.; Secretary of OAC Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International
Ltd.; Director of Oppenheimer Real Asset Management, Inc.; Vice President of OppenheimerFunds Legacy Program.
Jill Zachman,
Vice President: Rochester Division          None
Neal A. Zamore,
Vice President                              None
Mark D. Zavanelli,
Vice President                              None
Alex Zhou,
Assistant Vice President                    None
Arthur J. Zimmer,
Senior Vice President                       Senior Vice President (since April 1999) of HarbourView Asset
Management Corporation.

The Oppenheimer Funds include the following:
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (Rochester Portfolio Series)
Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Convertible Securities Fund (Bond Fund Series)
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)
Oppenheimer Main Street Growth & Income Fund (a series of Oppenheimer Main
   Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multiple Strategies Fund
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds (3 series)
     Oppenheimer Quest Balanced Value Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small Cap Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Select Managers (6 series):
     Gartmore Millennium Growth Fund II
     Jennison Growth Fund
     Mercury Advisors Focus Growth Fund
     Mercury Advisors S&P 500 Index Fund
     QM Active Balanced Fund
     Salomon Brothers Capital Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (2 series):
     Oppenheimer Disciplined Allocation Fund
     Oppenheimer Value Fund
Oppenheimer Special Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (10 series):
     Oppenheimer Aggressive Growth Fund/VA
     Oppenheimer Bond Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA
     Oppenheimer Main Street Growth & Income Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer Money Fund/VA
     Oppenheimer Multiple Strategies Fund/VA
     Oppenheimer Strategic Bond Fund/VA
Panorama Series Fund, Inc. (4 series):
     Growth Portfolio
     Government Securities Portfolio
     Oppenheimer International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The address of the Oppenheimer funds listed above,  Shareholder  Financial Services,  Inc.,  Shareholder  Services,
Inc.,  OppenheimerFunds  Services,  Centennial Asset Management Corporation,  Centennial Capital Corp., Oppenheimer
Real Asset Management,  Inc. and  OppenheimerFunds  Legacy Program is 6803 South Tucson Way,  Centennial,  Colorado
80112-3924.

The  address  of  OppenheimerFunds,   Inc.,  OppenheimerFunds  Distributor,   Inc.,  HarbourView  Asset  Management
Corporation,  Oppenheimer  Partnership  Holdings,  Inc.,  Oppenheimer  Acquisition Corp., OFI Private  Investments,
Inc., OFI Institutional  Asset Management,  Inc. and Oppenheimer Trust Company is 498 Seventh Avenue, New York, New
York 10018.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.
The address of  OppenheimerFunds  International  Ltd. is Bloc C, Irish Life Center,  Lower Abbey Street,  Dublin 1,
Ireland.

The address of Trinity  Investment  Management  Corporation  is 301 North Spring Street,  Bellefonte,  Pennsylvania
16823.

Item 27.
Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the
Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above
(except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional
Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name &
PrincipalBusiness
Address Position & Officewith
Underwriter
Position and Officewith
Registrant

Robert Agan(1)                                Vice President                       None
Janette Aprilante(1)                          Secretary                            None
Jason R. Bach
3264 Winthrop Circle
Marietta, GA 30067                            Vice President                       None
Kathleen Beichert(1)                          Vice President                       None
Gabriella Bercze(2)                           Vice President                       None
Douglas S. Blankenship
17011 Woodbark
Spring, TX 77379                              Vice President                       None
Tracey Blinzler(1)                            Assistant Vice President             None
Kevin Bonner(1)                               Vice President                       None
L. Scott Brooks(2)                            Vice President                       None
Kevin E. Brosmith
170 Phillip Court
Lake Bluff, IL 60044                          Senior Vice President                None
Jeffrey W. Bryan(2)                           Vice President                       None
Susan Burton
412 Towne Green Circle
Addison, TX 75001                             Vice President                       None
Kathleen Mary Byron
6 Dahlia Drive
Irvine, CA 92618                              Vice President                       None
Robert A. Coli
12 White Tail Lane
Bedminster, NJ 07921                          Vice President                       None
Jill E. Crockett(2)                           Assistant Vice President             None
Jeffrey D. Damia(2)                           Vice President                       None
John Davis(2)                                 Assistant Vice President             None
Stephen J. Demetrovits(2)                     Vice President                       None
Joseph A. DiMauro
244 McKinley Avenue
Grosse Pointe Farms, MI 48236                 Vice President                       None
Steven Dombrower(w)                           Vice President                       None
George P. Dougherty
4090 Redbud Circle
Doylestown, PA 18901                          Vice President                       None
Cliff H. Dunteman
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642                   Vice President                       None
John Eiler(2)                                 Vice President                       None
Kent M. Elwell
35 Crown Terrace
Yardley, PA 19067                             Vice President                       None
Gregg A. Everett
7124 Trysail Circle
Tampa, FL 33607                               Vice President                       None
George R. Fahey
9 Townview Court
Flemington, NJ 08822                          Vice President                       None
Eric C. Fallon
10 Worth Circle
Newton, MA 02458                              Vice President                       None
Katherine P. Feld(2)                          Vice President                       Assistant Secretary
Mark J. Ferro(2)                              Vice President                       None
Ronald H. Fielding(3)                         Vice President                       None
Patrick W. Flynn (1)                          Senior Vice President                None
John E. Forrest(2)                            Senior Vice President                None
John ("J) Fortuna(2)                          Vice President                       None
P. Lyman Foster(2)                            Senior Vice President                None
Luiggino J. Galleto
10302 Riesling Court
Charlotte, NC 28277                           Vice President                       None
Michelle M. Gans
2700 Polk Street, Apt. #9
San Francisco, CA 94109                       Vice President                       None
Lucio Giliberti
6 Cyndi Court
Flemington, NJ 08822                          Vice President                       None
Raquel Granahan(2)                            Vice President                       None
Ralph Grant(2)                                Senior Vice President                None
Michael D. Guman
3913 Pleasant Avenue
Allentown, PA 18103                           Vice President                       None
Tonya N. Hammet
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759                          Assistant Vice President             None
Clifford W. Heidinger
90 Gates Street
Portsmouth, NH 03801                          Vice President                       None
Phillipe D. Hemery
184 Park Avenue
Rochester, NY 14607                           Vice President                       None
Elyse R. Jurman Herman
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062                    Vice President                       None
Wendy G. Hetson
4 Craig Street
Jericho, NY 11753                             Vice President                       None
Kristen L. Heyburn
2315 Mimosa Drive #2
Houston, TX 77019                             Vice President                       None
William E. Hortz(2)                           Vice President                       None
Edward Hrybenko(2)                            Vice President                       None
Brian F. Husch(2)                             Vice President                       None
Richard L. Hymes(2)                           Assistant Vice President             None
Kathleen T. Ives(1)                           Vice President                       Assistant Secretary
Eric K. Johnson
28 Oxford Avenue
Mill Valley, CA 94941                         Vice President                       None
Mark D. Johnson
15792 Scenic Green Court
Chesterfield, MO 63017                        Vice President                       None
John S. Kavanaugh
2 Cervantes, Apt. #301
San Francisco, CA 94123                       Vice President                       None
Christina J. Keller(2)                        Vice President                       None
Brian G. Kelly
60 Larkspur Road
Fairfield, CT 06430                           Vice President                       None
Michael Keogh(2)                              Vice President                       None
Lisa Klassen(1)                               Assistant Vice President             None
Richard Klein
4820 Fremont Avenue So.
Minneapolis, MN 55409                         Senior Vice President                None
Richard Knott(2)                              Vice President                       None
Dean Kopperud(2)                              Senior Vice President                None
Brent A. Krantz
P. O. Box 1313
Seahurst, WA 98062                            Senior Vice President                None
David T. Kuzia
9697 S. Golden Eagle Dr.
Highlands, CO 80126                           Vice President                       None
Tracey Lange(2)                               Vice President                       None
Paul R. LeMire                                Vice President                       None
Dawn Lind
21 Meadow Lane
Rockville Centre, NY 11570                    Vice President                       None
Malissa Lischin(2)                            Assistant Vice President             None
James V. Loehle
30 Wesley Hill Lane
Warwick, NY 10990                             Vice President                       None
John J. Lynch
5341 Ellsworth
Dallas, TX 75206                              Vice President                       None
Mark Macken
462 Lincoln Avenue
Sayville, NY 11782                            Vice President                       None
Michael Magee(2)                              Vice President                       None
Steven C. Manns
1941 W. Wolfram
Chicago, IL 60657                             Vice President                       None
Todd A. Marion
3 St. Marks Place
Cold Spring Harbor, NY 11724                  Vice President                       None
David M. Martin
10155 S. Woodrose Lane
Highlands Ranch, CO 80126                     Vice President                       None
LuAnn Mascia(2)                               Assistant Vice President             None
Theresa-Marie Maynier
2421 Charlotte Drive
Charlotte, NC 28203                           Vice President                       None
Anthony P. Mazzariello
704 Beaver Road
Leetsdale, PA 15056                           Vice President                       None
John C. McDonough
3812 Leland Street
Chevy Chase, MD 20815                         Vice President                       None
Kent C. McGowan
18424 12th Avenue West
Lynnwood, WA 98037                            Vice President                       None
John V. Murphy(2)                             Director                             President, Principal Executive
Officer and Trustee/Director
Wendy Jean Murray
32 Carolin Road
Upper Montclair, NJ 07043                     Vice President                       None
Christina Nasta(2)                            Assistant Vice President             None
Kevin P. Neznek(2)                            Vice President                       None
Chad V. Noel
2408 Eagleridge Drive
Henderson, NV 89014                           Vice President                       None
Raymond C. Olson(1)                           Assistant Vice President & Treasurer None
Brian C. Perkes
8734 Shady Shore Drive
Frisco, TX 75034                              Vice President                       None
Charles K. Pettit
22 Fall Meadow Drive
Pittsford, NY 14534                           Vice President                       None
William L. Presutti
238 Kemp Avenue
Fair Haven, NJ 07704                          Vice President                       None
Elaine Puleo-Carter(2)                        Senior Vice President                None
Christopher L. Quinson
19 Cayuga Street
Rye, NY 10580                                 Vice President                       None
Minnie Ra
100 Dolores Street, #203
Carmel, CA 93923                              Vice President                       None
Heather Rabinowitz(2)                         Assistant Vice President             None
Gary D. Rakan
25031 Woodridge Triangle
Farmington, MI 48335                          Vice President                       None
Michael A. Raso
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY 10538                           Vice President                       None
Douglas Rentschler
677 Middlesex Road
Grosse Pointe Park, MI 48230                  Vice President                       None
Louis H. Reynolds                             Vice President                       None
Michelle Simone Richter(2)                    Vice President                       None
Ruxandra Risko(2)                             Vice President                       None
David R. Robertson(2)                         Senior Vice President                None
Kenneth A. Rosenson
24753 Bantage Point Terr.
Malibu, CA 90265                              Vice President                       None
James H. Ruff(2)                              President & Director                 None
William R. Rylander
85 Evergreen Road
Vernon, CT 06066                              Vice President                       None
Thomas Sabow(2)                               Vice President                       None
Alfredo Scalzo
9616 Lake Chase Island Way
Tampa, FL 33626                               Vice President                       None
Michael Sciortino
785 Beau Chene Drive
Mandeville, LA 70471                          Vice President                       None
Eric Sharp
862 McNeill Circle
Woodland, CA 95695                            Vice President                       None
Debbie Simon(2)                               Vice President                       None
Douglas Bruce Smith
808 South 194th Street
Seattle,WA 98148                              Vice President                       None
William A. Spetrino
7631 Yennicook Way
Hudson, OH 44236                              Vice President                       None
Bryan Stein(2)                                Vice President                       None
John Stoma(2)                                 Senior Vice President                None
Brian C. Summe
239 N. Colony Drive
Edgewood, KY 41017                            Vice President                       None
Michael Sussman(2)                            Assistant Vice President             None
George T. Sweeney
5 Smoke House Lane
Hummelstown, PA 17036                         Senior Vice President                None
 Scott McGregor Tatum
 704 Inwood
Southlake, TX 76092                           Vice President                       None
James Taylor(2)                               Assistant Vice President             None
Martin Telles(2)                              Senior Vice President                None
David G. Thomas
1328 N. Cleveland Street
Arlington, VA 22201                           Vice President                       None
Bryan K.Toma
14575 S. Gallery
Olathe, KS 66062                              Vice President                       None
Floyd A. Tucker
1930 W. Barry Ave., #2
Chicago, IL 60657                             Vice President                       None
Tanya Valency(2)                              Vice President                       None
Mark Vandehey(1)                              Vice President                       None
Vincent Vermete                               Assistant Vice President             None
Teresa Ward(1)                                Vice President                       None
Michael J. Weigner
4905 W. San Nicholas Street
Tampa, FL 33629                               Vice President                       None
Donn Weise
3249 Earlmar Drive
Los Angeles, CA 90064                         Vice President                       None
Catherine White(2)                            Assistant Vice President             None
Thomas Wilson(2)                              Vice President                       None
Donna Winn(2)                                 Senior Vice President                None
Philip Witkower(2)                            Senior Vice President                None
Cary Patrick Wozniak
18808 Bravata Court
San Diego, CA 92128                           Vice President                       None
Gregor D. Yuska
16035 Canterbury Estates Dr.
Ellisville, MO 63021                          Vice President                       None
Robert G. Zack(2)                             General Counsel & Director           Vice President and Secretary
(1)6803 South Tucson Way, Centennial, CO 80112-3924
(2)498 Seventh Avenue, New York, NY 10018
(3)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28.
Location of Accounts and Records

The accounts, books and
other documents required to be maintained by Registrant pursuant to Section
31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson
Way, Centennial, Colorado 80112-3924.

Item 29.
Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the
requirements of the Securities Act of 1933 and/or the Investment Company Act of
1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the
Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 23rd day of October, 2002.

                                    Oppenheimer Main Street Funds, Inc.

                                    By:  /s/ John V. Murphy*

                                    John V. Murphy, President,
                                    Principal Executive Officer & Director

Pursuant to the
requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                Title                                     Date
----------                                -----                                     ----

/s/ James C. Swain*
-----------------------                   Chairman & Director                       October 23, 2002
James C. Swain

/s/ John V. Murphy*                       President, Principal                      October 23, 2002
------------------------                  Executive Officer & Director
John V. Murphy

/s/ Brian W. Wixted*                      Treasurer, Principal                      October 23, 2002
-------------------------                 Financial &
Brian W. Wixted                           Accounting Officer

/s/ William L. Armstrong*                 Director                                  October 23, 2002

__________

William L. Armstrong

/s/ Robert G. Avis*                       Director                                  October 23, 2002

__________

Robert G. Avis

/s/ George Bowen*                         Director                                  October 23, 2002

__________

George Bowen

/s/ Edward Cameron*                       Director                                  October 23, 2002

__________

Edward Cameron

/s/ Jon S. Fossel*                        Director                                  October 23, 2002

__________

Jon S. Fossel

/s/ Sam Freedman*                         Director                                  October 23, 2002

__________

Sam Freedman

/s/ Beverly L. Hamilton*
------------------------------            Director                                  October 23, 2002
Beverly L. Hamilton

/s/ Robert J. Malone*
--------------------------                Director                                  October 23, 2002
Robert J. Malone

/s/ F. William Marshall, Jr.*             Director                                  October 23, 2002

__________

F. William Marshall, Jr.

*By: /s/ Robert G. Zack

__________

Robert G. Zack, Attorney-in-Fact

OPPENHEIMER
MAIN STREET FUNDS, INC.

EXHIBIT INDEX

         Exhibit No.                        Description
         -----------                        -----------

         23(j)                              Independent Auditors' Consent

         23(m)(i)                           Amended and Restated Distribution and Service Plan
                                            and Agreement for Class A Shares

         23(m)(ii)                          Amended and Restated Distribution and Service Plan
                                            and Agreement for Class B Shares

         23(m)(iv)                          Distribution and Service Plan and Agreement
                                            for Class N Shares